UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

THE ODP CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2025 ANNUAL MEETING NOTICE

and PROXY STATEMENT

, 2025

NOTICE OF 2025 ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of The ODP Corporation:

_______, 2025 9:00 a.m. Eastern Time	The ODP Corporation www.virtualshareholdermeeting.com/ODP2025	Record Date Close of business _____, 2025

Items of Business:

1. To elect eight (8) members of the Company’s Board of Directors named in, and for the term, described in the Proxy Statement;

2. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2025;

3. To approve, in a non-binding, advisory vote, the Company’s executive compensation;

4. To approve an amendment to the Amended and Restated Certificate of Incorporation to provide for officer exculpation;

5. To approve an amendment to The ODP Corporation 2021 Long-Term Incentive Plan; and

6. To consider such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Only shareholders of record at the close of business on _____, 2025 (the “Record Date”) are entitled to notice of and to vote at the 2025 Annual Meeting of Shareholders (the “Annual Meeting”) or any adjournment or postponement thereof.

Pursuant to rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials by notifying you of the availability of our proxy materials on the Internet. Instead of mailing paper copies of our proxy materials, we sent shareholders the Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on _____, 2025, with instructions for accessing the proxy materials and voting via the Internet (the “Notice”). The Notice, which was mailed on or around ______, 2025, also provides information on how shareholders may obtain paper copies of our proxy materials if they so choose. The Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 28, 2024 (“2024 Annual Report”) may be accessed at www.proxyvote.com. If requested, certain shareholders were sent a full set of printed proxy materials or an email with instructions on how to access the proxy materials electronically based on their previously indicated delivery preferences.

Your vote is important. To ensure your shares are voted, you may vote your shares over the Internet, by telephone or by requesting a proxy card to complete, sign and return by mail. Internet and telephone voting procedures are described in the section “Questions and Answers About Our Annual Meeting” beginning on page 110 of the Proxy Statement and on the proxy card.

Since 2020, we have held our annual meetings in a virtual meeting format only, via a live webcast, with no physical in-person meeting; initially, we did so for the safety of our associates, including shareholders, during the COVID-19 pandemic and in accordance with federal, state and local guidance. Based on shareholders’ and our experiences at those meetings, we believe our virtual meeting format offers shareholders the same opportunities to participate as an in-person meeting and allows us to provide consistent opportunities for engagement to all shareholders, regardless of their geographic location. Therefore, we have determined that the Annual Meeting will be held in a virtual meeting format only. If you plan to participate in the virtual meeting, please see “Questions and Answers About Our Annual Meeting” beginning on page 110 of the Proxy Statement. Shareholders will be able to attend, vote, submit questions and view the shareholder list during the Annual Meeting from any location via the Internet. A technical support phone number will be posted on the virtual meeting log-in page if you experience technical difficulties during the check-in process or during the webcast.

By Order of the Board of Directors,

Sarah E. Hlavinka
Executive Vice President, Chief Legal Officer and Corporate Secretary

Boca Raton, Florida

, 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON _____, 2025. Financial and other information concerning The ODP Corporation is contained in our 2024 Annual Report. The Proxy Statement and 2024 Annual Report are available free of charge at www.proxyvote.com, a site that does not have “cookies” that identify visitors to the site.

The ODP Corporation | 2024 Proxy Statement

Proxy Statement Summary

Proxies are being solicited by the Board of Directors of The ODP Corporation (“ODP,” the “Company,” “we,” or “our”) to be voted at our Annual Meeting of Shareholders to be held virtually on ___,____, 2025 at 9:00 a.m. Eastern Time (“Annual Meeting”). The proxy materials were first made available to shareholders on or about ______, 2025. This summary provides an overview of selected information in the Proxy Statement. We encourage you to read the entire Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 28, 2024 (“2024 Annual Report”) before voting. Questions and Answers about our Annual Meeting can be found beginning on page 110 of the Proxy Statement.

Annual Meeting Agenda and Voting Recommendations

Agenda Item	Board Vote Recommendation	Page Reference

Proposal 1: Election of eight (8) Directors named in, and for the term, described in the Proxy Statement	✓ FOR ALL NOMINEES	7

Proposal 2: Ratification of the appointment of the independent registered public accounting firm	✓ FOR	38

Proposal 3: Approval, in a non-binding advisory vote, of the Company’s executive compensation	✓ FOR	94
Proposal 4 Approval of an amendment to the Amended and Restated Certificate of Incorporation to Provide for Officer Exculpation	✓ FOR	95
Proposal 5 Approval of an amendment to The ODP Corporation 2021 Long-Term Incentive Plan	✓ FOR	97

Casting your vote:

•
Your vote is very important. Please cast your vote immediately, but no later than 11:59 p.m. Eastern Time on ___, 2025.
•
For more information on how to cast your vote, please see page 111:

INTERNET	PHONE	MAIL	VIA LIVE WEBCAST

Visit www.proxyvote.com. You will need the control number in your notice, proxy card or voting instruction form.	Dial toll-free (1-800-690-6903) or the telephone number on your voting instruction form. You will need the control number in your notice, proxy card or voting instruction form.	If you received a paper copy of your proxy materials, send your completed and signed proxy card or voting instruction form using the enclosed postage-paid envelope.

Participate in the Annual Meeting and vote
your shares electronically by visiting
www.virtualshareholdermeeting.com/ODP2025. Online access begins at 8:45 a.m.
Eastern Time. You will need the control
number in your notice, proxy card or voting
instruction form.

•••

Board Composition

Our Board of Directors (the “Board”) values a board that reflects a diverse set of skills, professional and personal backgrounds, perspectives and experiences.

During 2024, our Board of Directors consisted of individuals with varied and complementary business, leadership and financial expertise. Many of our Directors have leadership experience at major U.S. and multinational companies, as well as experience on the boards of other companies and organizations, which provide an understanding of different business processes, challenges and strategies. In addition, many of our Directors have industry and public policy experience that provides insight into issues faced by public companies.

88%	50%	25%

7 of 8 director nominees are independent	4 director nominees are women 2 women Board committee chairs Chair of the Board is a woman	2 director nominees are ethnically diverse

Relevant Skills and Experience of our Board of Directors

Strategic Leadership	Operations Management Expertise
Experience driving strategic direction and growth of an organization	Expertise in managing operations of a business or organization
Industry Background	Public Company Board Service
Knowledge of or experience in one or more of the Company’s business segments	Experience as a board member of other public-traded companies
Financial Acumen and Literacy	Finance and Capital Allocation
Experience in financial accounting and reporting or financial management of a company or major organization	Experience in corporate borrowing, capital allocation, mergers or acquisitions, capital markets transactions or investment banking

Senior Management Leadership	Technology Background/Expertise
Experience serving in executive or senior leadership role of a company or major organization	Experience in information technology/the use of digital media or technology to facilitate business objectives, generate disruptive innovation and extend or create new business models

Sales & Marketing	Talent Development & Succession Planning
Experience in developing strategies to grow sales and market share, build brand awareness and equity, and enhance enterprise reputation	Experience and insight into how companies attract, develop and retain talent and overseeing succession planning for both the Board and management

•••

The ODP Corporation At-A-Glance

The ODP Corporation (NASDAQ:ODP) is a leading provider of products, services, and technology solutions through an integrated B2B distribution platform and omni-channel presence, including supply chain and distribution operations, dedicated sales professionals, online presence, and a network of Office Depot and OfficeMax retail stores. Through its operating companies ODP Business Solutions, LLC; Office Depot, LLC; and Veyer, LLC, The ODP Corporation empowers every business, professional, and consumer to achieve more every day. In 2024, The ODP Corporation sold Varis, Inc., its digital procurement platform, to sharpen its focus on core operations and enhance shareholder value.

Our vision is to empower every business, professional and consumer with the products and services they need to achieve more every day. We achieve our vision by driving our low-cost business model and continuing to provide our customers with innovative products and services they need to sustainably grow their businesses. We remain focused on positioning ODP for profitable growth and deploying a disciplined capital management strategy, which has helped us become a leading provider of business products, services and supplies, and digital workplace technology solutions to small, medium and enterprise-level businesses. Additionally, ODP has expanded its value proposition to new industry segments, namely the large and growing hospitality industry sector. Our foundation is our 5C Culture, which is customer, commitment, creativity, change and caring.

We operate through three reportable segments including ODP Business Solutions, LLC; Office Depot, LLC; and Veyer, LLC. These three synergistic and defined business units position us to deliver value as follows:

OUR CULTURE PERMEATES EVERYTHING WE DO

Our 5C Culture

Customer:

We relentlessly focus on serving our

customers to ensure their success.

Commitment:

We do what we say we will do with

transparency and integrity.

Change:

We seek and embrace change in the pursuit

of excellence.

Caring:

We challenge ourselves to be our best, treating

each other, our customers and communities

as we want to be treated.

Creativity:

We are innovators, disrupting to deliver new ways of

doing business that drive sustainable, profitable growth.

•••

CREATING VALUE FOR OUR SHAREHOLDERS

Highlights as of the end of fiscal year 2024 include the following:

Maintained Strong Balance Sheet	$644 M available Liquidity	$166 M in Cash & Cash Equivalents	$478 M available under Credit Facility
Executed Upon $1B Share Repurchase Authorization	Returned $300 M through share repurchases in 2024

Leveraged Broad B2B Ecosystem	Global Sourcing & Supply Chain Positioned business to expand into Hospitality industry	Multiple Routes to Market
	Signed Largest B2B Contract in Company history	Launched service for one of the largest social media -- focused e-commerce platforms

Advanced Key Operational Initiatives	Executed Project Core Drive Low-Cost Business Model Simplified Operating Model - Sold Varis Division

•••

Corporate Governance Highlights

Our Board of Directors is committed to strong governance practices, which promote the long-term value of the Company for its shareholders. The Board of Directors regularly reviews our governance practices to ensure they reflect the evolving governance landscape and appropriately support and serve the best interests of the Company and its shareholders. The Corporate Governance section beginning on page 22 describes our governance framework in further detail, which includes the following highlights:

Separation of Chair and CEO positions; with independent Chair	Directors possess deep and diverse skills set and expertise relevant to oversee business operations and strategy
7 of 8 Directors are independent	Shareholder right to call a special meeting and act by written consent
Annual election of Directors	100% independent Board committees
Annual say-on-pay shareholder vote	Shareholder right to amend bylaws by majority vote
Majority voting for Directors in uncontested elections; resignation policy for Directors who do not receive a majority of the votes cast	Any director or entire Board of Directors may be removed by a shareholders’ majority vote
Stock ownership guidelines for executive officers and Directors	Regular executive sessions of non-management Directors at Board meetings (chaired by independent Chair) and committee meetings (chaired by independent committee chairs)
Active Board and committee oversight of the Company’s strategy and risk management	Annual assessment of Director skills and commitment to Director refreshment to ensure Board meets the Company’s evolving oversight needs
Ongoing Director education	Proxy access right for shareholders
Anti-pledging and anti-hedging policies in place	Executive compensation driven by pay for performance
Clawback policies to recapture incentive payments	Annual Board and Committee self-evaluations

•••

Snapshot of Director Nominees

All Director nominees meet The NASDAQ Stock Market governance standards (“Nasdaq rules”) for director independence except for Gerry P. Smith, who is not independent due to his position as our Chief Executive Officer (“CEO”).

Nominee and Principal Occupation	Age*	Director Since	Committee Membership

Quincy L. Allen Former Executive Officer and Chief Marketing Officer IBM Corporation	64	2020	Audit Corporate Governance & Nominating

Kristin A. Campbell Former Executive Vice President and General Counsel Hilton Worldwide Holdings Inc.	63	2016	Compensation & Talent (C) Corporate Governance & Nominating

Cynthia T. Jamison Former Executive Officer and Chief Financial Officer AquaSpy, Inc.	65	2013	Audit (C) Compensation & Talent

Evan Levitt Former Chief Financial Officer and Chief Administrative Officer HD Supply Holdings Inc.	55	2024	Audit Compensation & Talent
Shashank Samant Former Chairman of the Board and President and Chief Executive Officer GlobalLogic Inc.	56	2020	Compensation & Talent Corporate Governance & Nominating (C)

Gerry P. Smith Chief Executive Officer The ODP Corporation	61	2017	None

Amy Schioldager Former Senior Managing Director and Global Head of Beta Strategies BlackRock, Inc.	62	2024	Audit Corporate Governance & Nominating
Wendy L. Schoppert (Non-Executive Chair) Former Executive Officer and Chief Financial Officer Sleep Number Corporation	58	2020	None

C = Committee Chair

= Financial Expert

* As of date of nomination, February 13, 2025

•••

PROPOSAL No. 1: ELECTION OF DIRECTORS

The Role of the Board of Directors

Our Board of Directors (the "Board") is currently comprised of eight (8) talented directors, four (4) of whom are women, with diverse skill sets and professional backgrounds as reflected in their biographies beginning on page 12.

Under our Amended and Restated Bylaws (the “Bylaws”), the Board of Directors has the authority to determine its size and to fill any vacancies. Effective as of June 10, 2024, upon recommendation from the Corporate Governance and Nominating Committee, the Board resolved to increase its size from seven (7) to eight (8) members, and appointed Amy Schioldager and Evan Levitt to fill the vacancies resulting from this increase in the size of the Board and from the departure of Joseph S. Vassalluzzo, former Chair of the Board, whose resignation was effective as of June 10, 2024. Mr. Levitt was initially recommended to the Board of Directors by a shareholder and was presented to the Corporate Governance & Nominating Committee for consideration. Ms. Schioldager was initially recommended to the Board of Directors by a third party search firm retained by the Corporate Governance and Nominating Committee to assist it in identifying director candidates for consideration. There are no vacancies on the Board.

The Board of Directors, elected annually by our shareholders, oversees the business and management of the Company. Members of the Board monitor and evaluate the Company’s business performance and advise on strategic direction through regular communication with the CEO, other key members of management, and by participating in Board and Board committee meetings. Corporate review sessions are also provided to Directors to give them more detailed views of specific areas of our business. The Board is committed to sound and effective corporate governance policies and high ethical standards.

Director Nomination Process

Board Membership Criteria

We believe that a director should possess the highest professional ethics, integrity and values, and be committed to representing the long-term interests of our shareholders. He or she should have an inquisitive and objective perspective, practical wisdom and mature judgment. We endeavor to have a board representing a range of experiences in business and leadership, and in areas that are relevant to our business operations.

As such, in identifying Director nominees, we seek individuals with:

•
experience as senior executives, directors or in other leadership roles;
•
an understanding of finance and financial reporting processes;
•
qualifications to be designated as financially literate for those being considered for the Audit Committee;
•
a strong corporate governance background;
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an exemplary reputation and record for honesty in his or her personal dealings and business or professional activities;
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qualities of independence in thought and action;
•
strong collaboration skills, with the potential to influence management; and
•
the ability to dedicate time to serve on the Board of Directors while being committed to the interests of all shareholders.

•••

Director Independence and Independence Determinations

The Corporate Governance Guidelines require that a majority of the Board of Directors must be “independent” under the Nasdaq rules, and all Directors who are members of the Company’s Audit, Compensation & Talent and Corporate Governance & Nominating committees, must also be independent. To maintain its objective oversight of management, the Board of Directors consists, currently, of all independent Directors, with the exception of Gerry P. Smith, the current CEO of the Company.

The Board of Directors evaluates the independence of each Director nominee in accordance with the Corporate Governance Guidelines, which incorporate the Nasdaq rules and the SEC rules. The Board considered transactions and relationships between the Company and its subsidiaries and affiliates on the one hand and, on the other hand, Directors, immediate family members of Directors, or entities of which a Director or an immediate family member is an executive officer, general partner or significant equity holder. The Board also considered whether there were any transactions or relationships between any of these persons or entities and any members of the Company’s senior management or their affiliates.

Based on an annual evaluation performed, and recommendations made, by the Corporate Governance & Nominating Committee, the Board of Directors affirmatively determined that each of the following Directors who served in fiscal year 2024 was, or as a current Director nominee is, independent of the Company and its management under the standards set forth in the Corporate Governance Guidelines.

Quincy L. Allen	Cynthia T. Jamison	Shashank Samant	Wendy L. Schoppert

Kristin A. Campbell	Evan Levitt	Amy Schioldager	-

In addition to the directors named above, the Board also determined that Dr. David M. Szymanski, who retired from the Board effective as of February 13, 2024, and Mr. Joseph S. Vassalluzzo, who resigned as of June 10, 2024, qualified as independent of the Company and its management during their respective service on the Board of Directors in fiscal year 2024.

The Board of Directors also affirmatively determined that, none of its members other than Mr. Smith has a material relationship with the Company that would impair independence from management, and that all members serving on the Audit, Compensation & Talent and Corporate Governance & Nominating committees have been determined by the Board to be comprised of independent Directors. The Board of Directors’ evaluation included consideration that (i) a relative by marriage of Ms. Campbell is a Principal of Deloitte Consulting LLP, which is a separate legal entity from the Company’s independent registered public accounting firm Deloitte & Touche LLP, and such relative does not personally perform any audit or other services for the Company while working at Deloitte Consulting LLP and (ii) a relative by marriage of Ms. Schoppert (an adult child of Ms. Schoppert’s spouse who does not and has not shared Ms. Schoppert’s home) is an employee of the Company’s independent registered public accounting firm Deloitte & Touche LLP and such relative does not personally perform any audit or other services for the Company while working at Deloitte & Touche LLP. Further, the Board of Directors considered the fact that Mr. Vassalluzzo served as the Company’s Interim Principal Executive Officer from September 2023 through January 2024 during Mr. Smith’s temporary medical leave. As permitted under the Nasdaq rules, service as an interim chief executive officer does not disqualify Mr. Vassalluzzo from being considered independent following such service provided that the interim service did not last longer than one year and Mr. Vassalluzzo did not have any relationships that would disqualify him from being considered independent. In addition, none of the Directors serve as an executive officer of a charitable organization to which the Company made contributions during fiscal year 2024.

Board Diversity

Pursuant to the Corporate Governance Guidelines, the Corporate Governance & Nominating Committee seeks to create a board of directors that represents diversity as to skills, experiences, age, race, gender and ethnicity. While the Board of Directors does not have a formal diversity policy, the Board is committed to a diversified membership. The Corporate Governance & Nominating Committee considers the Board’s overall composition when seeking a potential new candidate, including whether the Board has an appropriate combination of professional experience, skills, knowledge and variety of viewpoints and backgrounds in light of the Company’s current and future business needs. The Corporate Governance & Nominating Committee also considers, among others, the character, expertise, sound judgment, ability to make independent analytical inquiries, business experiences, understanding of the Company’s business environment, ability to make time commitments to the Company, demonstrated teamwork, and the ability to bring unique and diverse

•••

perspectives and understandings to the Board. In identifying prospective Director candidates, the Corporate Governance & Nominating Committee may seek advice and recommendations from other Board members, management, shareholders or outside advisors. In addition, the Corporate Governance & Nominating Committee may, but need not, retain a third-party independent search firm in order to assist it in identifying candidates to serve as Directors of the Company.

•••

Service on Other Public Company Boards

Each member of the Board of Directors must have the time and ability to make constructive contributions to the Board as well as a clear commitment to fulfilling the fiduciary duties required of directors and serving the interest of the Company’s shareholders. To that end, the CEO and any independent Directors who serve as the chief executive officer of a publicly traded company may not serve on more than two public company boards in addition to our Board, and other independent Directors may not serve on more than four public company boards in addition to our Board. Current positions in excess of these limits may be maintained unless the Board determines that doing so would impair the director's service on our Board.

Candidates Recommended by Shareholders

The Corporate Governance & Nominating Committee will consider Director candidates recommended by shareholders using proxy access. Proxy access permits a shareholder, or group of up to 20 shareholders, owning at least 3% of the Company’s outstanding common stock continuously for at least three years as of both: (i) the date of nomination to nominate and include in the proxy statement director nominees and (ii) the record date for determining shareholders eligible to vote at the applicable annual meeting and through the date of the annual meeting, constituting up to the greater of two individuals and 20% of the number of directors then serving. The shareholder(s) and the nominee(s) must satisfy the requirements specified in our Bylaws, including that written notice of a nomination be provided to the Corporate Secretary at the Company’s address not less than 120 days nor more than 150 days prior to the first anniversary of the date on which the Company’s definitive proxy statement was released to shareholders in connection with the prior year’s annual meeting. Additional information, including Company address, and submission of non-proxy access director nominations and other shareholder proposals can be found under the caption “2026 Shareholder Proposals.”

All nominations received by the Corporate Secretary that satisfy the requirements set forth in our Bylaws relating to director nominations will be presented to the Corporate Governance & Nominating Committee for consideration. Shareholders also must satisfy the notification, timeliness, consent and information requirements set forth in this Proxy Statement and in our Bylaws. The Corporate Governance & Nominating Committee’s evaluation of shareholder-proposed director candidates will be the same as for any other proposed candidates.

Majority Vote Standard for Election of Directors

Each Director nominee must be elected by a majority of the votes cast in an uncontested election. This means that the number of votes cast “FOR” a Director nominee must exceed the number of votes cast “AGAINST” the Director nominee. If a nominee who currently serves as a Director is not re-elected, Delaware law provides that the Director would continue to serve on the Board until his or her successor has been elected and qualified.

Director Resignation Policy

Under our Bylaws, if a nominee for Director who is an incumbent Director is not re-elected and no successor has been elected at such meeting, the Director is required to promptly tender his or her resignation to the Board of Directors. In that situation, the Corporate Governance & Nominating Committee would make a recommendation to the Board of Directors about whether to accept or reject the resignation, or whether to take other action. Within ninety (90) days from the date that the Director submitted his or her resignation, the Board of Directors would act on the Corporate Governance & Nominating Committee’s recommendation and publicly disclose its decision and the rationale behind it. If the Board of Directors determines that there is a compelling reason for such incumbent Director to remain on the Board and does not accept the resignation, the Director will continue to serve until the next annual meeting or until his or her successor is duly elected, or his or her earlier resignation or removal. If a Director’s resignation is accepted by the Board of Directors, then the Board, in its sole discretion, may fill any resulting vacancy. The Director who tenders his or her resignation will not participate in the Board’s decision.

Retirement Age and Term Limits

As stated in our Corporate Governance Guidelines, the Board of Directors recommends, but does not require, that a Director not be nominated for re-election or reappointment to serve on the Board after having attained the age of 75 years. The Board of Directors recognizes, however, that a Director who has attained the age of 75 years may continue to be involved in activities, positions or relationships which are compatible with continued service on the Board and the Corporate Governance & Nominating Committee will review annually such Director’s fitness to serve on the Board. As of

•••

the date our Director nominees were nominated by the Board of Directors, none of the nominees had attained the age of 75 years.

The Board of Directors does not believe that it should establish term limits. Term limits could result in the loss of Directors who have been able to develop, over a period of time, increasing insight into the Company and its business and operations, and an institutional memory that benefits the entire Board as well as management. As an alternative to term limits, the Corporate Governance & Nominating Committee annually reviews with each Director his or her desire to continue as a member of the Board which allows the Company the opportunity to conveniently replace Directors who are no longer interested or effective.

Board Oversight of Risk

Risk is an inherent part of ODP’s business activities and risk management is critical to the Company’s innovation and success. The Board of Directors has overall responsibility for risk oversight and focuses on the most significant risks facing the Company. The Board of Directors discharges its risk oversight responsibilities, directly and through delegation to its committees, and is responsible for evaluating the Company’s major risks for determining that appropriate risk management and control procedures are in place ensuring that management takes the appropriate steps to manage all major risks. The Board oversees a formal enterprise-wide approach to risk management, designed to support the achievement of organizational and strategic objectives, to improve long-term performance and enhance shareholder value. Cybersecurity is a critical component of our enterprise-wide risk management and the Audit Committee is primarily responsible for the oversight of risks from cybersecurity and data privacy. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company.

The involvement of the Board of Directors in setting ODP’s business strategy is a key part of its assessment of management’s appetite for risk and determination of what constitutes an appropriate level of risk for the Company. The Company’s risk governance is facilitated through a top-down and bottom-up approach, with the tone established at the top by Mr. Smith, our CEO, and other members of senior management, specifically the executive leadership team. The executive leadership team utilizes an Enterprise Risk Management (ERM) steering committee as described below. For additional information see “Corporate Governance” under subheading “Role of the Board Committees in Risk Oversight.”

2025 Director Nominees

The Board of Directors has nominated eight (8) individuals listed below for election as Directors each to serve a one-year term of office to expire at the 2026 annual meeting of shareholders (the “2026 Annual Meeting”), or until their successors have been elected and qualified, or until their resignation or removal. At the Annual Meeting, proxies cannot be voted for a greater number of individuals than the eight nominees named in this Proxy Statement. Each of the nominees is an incumbent Director of ODP recommended for election or re-election by the Corporate Governance & Nominating Committee. Biographical information regarding each of the Director nominees is set forth below.

The Board of Directors has determined that seven (7) Director nominees satisfy the definition of independent director under the Nasdaq rules. In making these nominations, the Board reviewed the backgrounds, qualifications, attributes, experiences and contributions to the Board of the Director nominees and determined to nominate each of the current Directors for re-election. See “Director Independence and Independence Determinations” above for more information.

Pursuant to our Bylaws, should any of the Director nominees be unavailable or unable to serve at the time of the Annual Meeting, the Corporate Governance & Nominating Committee may propose a substitute nominee. If a substitute nominee is named, all proxies voting "FOR" the Director nominee who is unable to serve will be voted for the substitute nominee so named. If a substitute nominee is not named, all proxies will be voted for the election of the remaining Director nominees (or as directed on your proxy). Each individual nominated for election has agreed to serve if elected and the Board has no reason to believe that any Director nominee would be unavailable or unable to serve.

•••

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH NAMED DIRECTOR NOMINEE.

GERRY P. SMITH
BIOGRAPHY:
Age 61

Mr. Smith was appointed as Chief Executive Officer and a Director effective February 27, 2017.

Mr. Smith has been leading the Company’s transformation from a tactical, product-based transactions company to a services-driven B2B organization. Prior to joining the Company and since 2006, Mr. Smith was at Lenovo Group Limited (“Lenovo”) and previously served as Lenovo’s Executive Vice President and Chief Operating Officer since 2016 where he was responsible for all operations across Lenovo’s global product portfolio. Prior to assuming this role, also in 2016, Mr. Smith was Executive Vice President and President, Data Center Group. From 2015 to 2016, he served as Chief Operating Officer of the Personal Computing Group and Enterprise Business Group, and from 2013 to 2015 he served as President of the Americas. In these roles, Mr. Smith oversaw Lenovo’s fast-growing enterprise business worldwide and Lenovo’s overall business in the America’s region. Prior to that, Mr. Smith was President, North America and Senior Vice President, Global Operations of Lenovo from 2012 to 2013, and Senior Vice President of Global Supply Chain of Lenovo from 2006 until 2012 where he was responsible for end-to-end supply chain management. Prior to Lenovo, Mr. Smith held a number of executive positions at Dell Inc. from 1994 until 2006, as the company became a global leader in personal computers. In January 2022, Mr. Smith became a founding member of the Advisory Board for Zero100 - a global coalition of CEOs, Chief Operations and Supply Chain Officers working to accelerate progress towards zero percent carbon, 100% digital supply chains.

Director since:
2017

Executive

QUALIFICATIONS AND EXPERIENCE:

•
Extensive leadership experience and strong track record in increasing operating profit and managing complex integrations for corporations.
•
Strategic, operational, and managerial expertise gained through a more than 25-year career with Lenovo and Dell Inc.
•
Expertise in corporate turnarounds, positioning companies for future growth and success, and cultivating strong company culture.

OTHER PUBLIC DIRECTORSHIPS: • Arrow Electronics, Inc. (since 2020); currently Chair of the Compensation Committee

•••

QUINCY L. ALLEN
BIOGRAPHY:
Age 64

Mr. Allen joined our Board in February 2020. Mr. Allen has over 35 years of leadership experience in the technology services industry, most recently serving as IBM Corporation’s (“IBM”) Go-To-Market Leader of Cognitive Process Services and Chief Marketing Officer for IBM Cloud from 2015 to 2018. Prior to joining IBM, Mr. Allen served as Chief Marketing and Strategy Officer at Unisys Corporation, a global information technology company, from 2012 to 2015. From 2009 to 2010, Mr. Allen served as Chief Executive Officer for Vertis Communications, a direct marketing and advertising company. Prior to Vertis Communications, Mr. Allen held several leadership positions with Xerox Corporation, including serving as President of the Global Services and Strategic Marketing Group and President of Production Systems Group, as well as Senior Vice President, North American Services and Solutions and Vice President, Worldwide Customer Services Strategy of Xerox Corporation. Mr. Allen previously served as a board member of NCR Corporation and Gateway, Inc.

Director since:
2020

Independent

Committees: • Audit • Corporate Governance & Nominating

QUALIFICATIONS AND EXPERIENCE:

•
Significant executive management experience as a technology executive, chief executive officer, and public company board member.
•
Expertise in enterprise technology, supply chain, sales and marketing and product development.
•
Financial, operational and organizational expertise gained as executive management at several public corporations.

OTHER PUBLIC DIRECTORSHIPS:

•
Lumen Technologies, Inc. (since 2021); currently Nominating and Corporate Governance member and Human Resources and Compensation Committee member
•
ABM Industries Incorporated (since 2021); currently Audit Committee member and Stakeholder and Enterprise Risk Committee Member

KRISTIN A. CAMPBELL
BIOGRAPHY:
Age 63

Ms. Campbell previously served as the Executive Vice President and General Counsel for Hilton Worldwide Holdings Inc., a global hospitality company, since June 2011, and since February 2021 was also serving as its Chief ESG Officer. Ms. Campbell retired from Hilton Worldwide in September of 2023 and is currently consulting and advising, including for Barker Gilmore LLC, a legal and compliance advisory and recruiting firm. Prior to Hilton Worldwide, Ms. Campbell spent 18 years at Staples, Inc., where she served as Senior Vice President, General Counsel and Corporate Secretary from 2007 to 2011. Before joining Staples in 1993, Ms. Campbell worked at law firms Goodwin Procter LLP and Rackemann, Sawyer & Brewster. Ms. Campbell is an Advisory board member of each of Barker Gilmore LLC, LegalMation and the Boston University School of Hospitality Administration.

Director since:
2016

Independent

Committees: • Compensation & Talent (Chair) • Corporate Governance & Nominating

QUALIFICATIONS AND EXPERIENCE:

•
Extensive corporate retail experience in the office products and services industry, operational as well as consumer business experience.
•
Expertise in strategic development and execution, mergers and acquisitions, and integration.
•
Executive management experience with a large global company, including legal, regulatory, risk management, crisis management, and relevant board and governance experience.
•
Direct experience in managing and overseeing environmental, social & governance aspects of a large global business, with focus on carbon reduction work and diversity and inclusion.

OTHER PUBLIC DIRECTORSHIPS: • Regency Centers Corp. (since 2023); currently Compensation Committee member and Nominating & Governance Committee member

•••

CYNTHIA T. JAMISON
BIOGRAPHY:
Age 65

Ms. Jamison was a partner with Tatum, LLC, an executive services firm focused exclusively on providing chief financial officer roles to public and private companies from 1999 to 2009, and from 2005 to 2009, she led the CFO Services practice and was a member of Tatum’s Operating Committee. After retiring from Tatum, Ms. Jamison joined AquaSpy, Inc., a provider of soil moisture sensors to monitor soil moisture levels, and served as its Chief Financial Officer from 2009 to 2012. Prior to joining Tatum, she served as Chief Financial Officer of Chart House Enterprises (food retailer) and previously held various financial positions at Allied Domecq Retailing USA, Kraft General Foods, and Arthur Andersen LLP. Ms. Jamison’s experience also includes her significant Board service, including from 2004 to 2015 as a director of B&G Foods, Inc., as a director of Tractor Supply Company from 2002 to 2023, including as its Chairman of the Board from 2014 to 2023, and as a director of Big Lots from 2015 to 2025, including as Chair of the Board from 2023 to 2025. Ms. Jamison has also served as a director at Horizon Organic Holdings, Cellu Tissue, Inc. and Caribe Media.

Director since:
2013

Independent Financial Expert

Committees: • Audit (Chair) • Compensation & Talent

QUALIFICATIONS AND EXPERIENCE:

•
Extensive experience in financial and accounting matters, including public company reporting, strategy and capitalization expertise.
•
Served as Chief Financial Officer or on the board of directors in leadership positions of many public and private companies.
•
Brings key senior management, leadership, financial and strategic planning, corporate governance and public company executive and board experience.

OTHER PUBLIC DIRECTORSHIPS: • Darden Restaurants, Inc. (since 2014); currently Chair of the Board • International Flavors and Fragrance (since 2025); currently Audit Committee member

•••

EVAN LEVITT
BIOGRAPHY:
Age 55

Mr. Levitt joined our Board as an independent director in June 2024. Mr. Levitt brings over 30 years of experience in finance and accounting and has served in numerous leadership positions across industries. Most recently, Mr. Levitt was Interim Executive Vice President and Chief Financial Officer at BrandSafway, a leading construction company providing solutions to the industrial, commercial and infrastructure markets. Prior to that, he held various leadership roles at The Home Depot, Inc. / HD Supply Holdings, Inc. over the course of 17 years, during which he played a pivotal role in negotiating the sale of HD Supply Holdings, Inc. to The Home Depot, Inc. Mr. Levitt’s most recent role at the company was as Senior Vice President, Chief Financial Officer, Chief Administrative Officer of HD Supply Holdings, Inc. Mr. Levitt currently serves on the private company boards of Artera Services, where he is a member of the Audit Committee, and WASH, where he serves as the Chairman of the Audit and Risk Committee.

Director since:
2024

Independent
Financial Expert

Committees: • Audit • Compensation & Talent

QUALIFICATIONS AND EXPERIENCE:

•
Progressive experience in Finance, Accounting, and Audit with multi-billion-dollar and multi-national companies.
•
Expertise in high-level decision-making and corporate strategies.
•
Active board member with involvement in audit and risk management committees, proficiency in corporate governance and strategic oversight responsibilities.

SHASHANK SAMANT
BIOGRAPHY:
Age 56

Mr. Samant joined our Board in February 2020. Mr. Samant brings over 35 years of technology, product development and services experience, and served as President and Chief

Executive Officer of GlobalLogic Inc. from 2011 to 2022, and also served as its Chairman of the Board from October 2022 to March 2024. GlobalLogic is a leader in digital product engineering helping enterprises design and develop innovative products, platforms and digital experiences. Prior to joining GlobalLogic, Mr. Samant was President of Ness Technologies, an IT services company, where he founded and built their product engineering services business. Prior roles include leading professional services for Hewlett-Packard’s Verifone business and establishing IBM’s first India-based engineering lab, globalizing the company’s R&D and software engineering efforts.

Director since:
2020

Independent

Committees: • Compensation & Talent • Corporate Governance & Nominating (Chair)

QUALIFICATIONS AND EXPERIENCE:

•
Significant experience as a technology services senior executive at both small and large companies.
•
Extensive experience in strategic development and execution and operations.
•
Industry expertise in technology, energy and mobility.

OTHER PUBLIC DIRECTORSHIPS: • Rackspace Technology Inc. (since 2021), currently Lead Director

•••

AMY SCHIOLDAGER
BIOGRAPHY:
Age 62

Ms. Schioldager joined our Board as an independent director in June 2024. Ms. Schioldager has over 25 years of experience in various leadership positions at BlackRock, Inc., where she led investment teams across global equity markets and client segments. Most recently, she served as Senior Managing Director and Global Head of Beta Strategies where she oversaw $2.5 trillion in assets under management across seven global offices. Ms. Schioldager also served on BlackRock’s Global Executive Committee, which oversaw $11 billion in profit and loss and 13,000 employees across 30 countries. In addition to her investment and business leadership experience, Ms. Schioldager has strong board experience: she currently serves on the public company board of Corebridge Financial Inc, as well as the private organization boards of Boardspan Inc and California State University – East Bay. Ms. Schioldager previously served on the boards of American International Group Inc. and Intermediate Capital Group plc.

Director since:
2024

Independent

Committees: • Audit • Corporate Governance & Nominating

QUALIFICATIONS AND EXPERIENCE:

•
More than 25 years of Global Investment Management experience with responsibility for strategy and innovation around product offerings and long-term direction
•
Expertise in Corporate Governance and Institutional Investor shareholder knowledge

OTHER PUBLIC DIRECTORSHIPS: • Corebridge Financial, Inc. (since 2021); currently Risk Committee Chair and Section 16 Sub-Committee member

•••

WENDY L. SCHOPPERT
BIOGRAPHY:
Age 58

Ms. Schoppert was appointed non-executive Chair in June 2024 and joined our Board in July 2020. Ms. Schoppert has over 30 years of diverse finance and operational leadership experience, and has been serving as a professional director since her retirement from Sleep Number Corporation in 2014. Ms. Schoppert served as Executive Vice President and Chief Financial Officer of Sleep Number from 2011 to 2014. During her tenure at Sleep Number, Ms. Schoppert served as Senior Vice President and Chief Information Officer from 2008 to 2011 and Senior Vice President, International and New Channel Development from 2005 to 2008. Prior to joining Sleep Number, Ms. Schoppert led U.S. Bank’s Private Asset Management team and served as Head of Product, Marketing & Corporate Development for U.S. Bank’s Asset Management division from 2002 to 2005. Ms. Schoppert began her career in the airline industry, serving in various financial, strategic and general management leadership positions with increasing roles and responsibilities at American Airlines, Northwest Airlines and America West Airlines. Ms. Schoppert also has extensive board experience, which includes her service as a board director of The Hershey Company from 2017 to 2023, Bremer Bank from 2017 to 2024, and Big Lots, Inc. from 2015 to 2025.

Director since:
2020

Independent

Non-executive Chair of the Board

QUALIFICATIONS AND EXPERIENCE:

•
Broad based experience in business, including extensive retail and B2B experience, information technology, digital, marketing, international, and corporate development.
•
Financial expertise and experience leading all finance functions such as financial planning and analysis, accounting, tax, treasury, investor relations, decision support and IT.
•
Executive and senior leadership positions at various corporations, including extensive Board service.

OTHER PUBLIC DIRECTORSHIPS: • DaVita, Inc. (since 2023); currently Audit Committee member and Compensation Committee member

•••

Board Composition Matrix

The Corporate Governance & Nominating Committee and the Board believe that the Director nominees for 2025 provide the Company with the right mix of skills and experience necessary for an optimally functioning Board. The following reflects Board demographics of our Director nominees. Further information on each Director nominee’s qualifications and relevant experience is provided in the individual biographical descriptions above.

Board Composition Matrix (as of February 1, 2025)
Total Number of Directors
	Female	Male	Non-Binary	Did not Disclose Gender
Part I: Gender Identity
Directors	4	4
Part II: Demographic Background
African American or Black		1
Alaskan Native or Native American
Asian		1
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	4	2
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

•••

DIRECTOR COMPENSATION

The Compensation & Talent Committee, together with its independent compensation consultant, Meridian Compensation Partners, LP (“Meridian”), regularly reviews our non-management Directors’ compensation program to ensure that it is appropriate in light of market circumstances and prevailing “best practices” for corporate governance and to determine its competitiveness against the compensation of the boards of directors of our peer group (as shown in the Compensation Discussion and Analysis or “CD&A” section of this Proxy Statement). Effective October 1, 2021, the Compensation & Talent Committee set the annual retainer fee for our non-management Directors at $250,000 per year, consisting of a cash retainer of $92,500 per year and equity compensation of $157,500 per year. The non-Executive Chairman receives an additional $200,000 retainer fee. No deferrals of cash payments are permitted by the Directors. The $157,500 equity portion of the annual retainer fee is granted in the form of Restricted Stock Units (“RSUs”) to be distributed in shares following termination of service on the Board, with the distribution election made by the end of the prior tax year for existing Directors and prior to appointment to the Board for new Directors. The equity portion is typically awarded as soon as administratively practicable following the release of voting results from the annual shareholders’ meeting, and the number of shares is calculated based on the closing price of the Company’s common stock on the date of grant.

In October 2023, Meridian presented its review of director compensation to the Compensation & Talent Committee. No changes were recommended as current policy and provisions are aligned with peer and good governance practices.

For the 2024-2025 service year, the following compensation for services as a chair or as a member of the Board committees was paid in cash on a pro-rated, quarterly basis to the incumbent Directors:

Board Committee	Additional Annual Fee for Chair	Annual Fee for Committee Members

Audit Committee	$25,000	$12,500

Compensation & Talent Committee	$20,000	$10,000

Corporate Governance & Nominating Committee	$15,000	$7,500

Director Stock Ownership Guidelines

In 2024, non-management Directors were required to own no less than five times the directors’ cash portion of the annual retainer fee (equal to $462,500) in shares of our common stock and directors were also required to retain 100% of net shares awarded until termination of their service on the Board; however, the Director Stock Ownership Guidelines were changed in 2025, as described below.

The Compensation & Talent Committee reviews these ownership guidelines, on an annual basis, with assistance from its independent compensation consultant, to ensure that such guidelines align with best market practices, including the practices of a majority of our peer group, and with management’s ownership guidelines. Following its review in 2024, the Compensation & Talent Committee amended the ownership guidelines such that, beginning with shares awarded in 2026, Directors must retain 50% of net shares awarded until they meet the stock ownership guidelines. In addition, the Compensation & Talent Committee annually reviews each Director’s progress toward meeting the ownership guidelines. Ms. Jamison, Ms. Campbell, Ms. Schoppert, Mr. Allen and Mr. Samant have reached their ownership guidelines. The ownership of our new directors, Ms. Schioldager and Mr. Levitt, stood at 18% of the guidelines as of June 10, 2024 - the date of their appointment to the board and the date that they received their first equity award. Their share ownership reflects the timing of their initial awards and aligns with the early stages of their tenure. The Company expects their ownership to increase toward compliance over the required timeline.

Indemnification Agreements

The Company has entered into indemnification agreements with its Directors and certain of its officers. The indemnification agreements require the Company to indemnify these Directors and officers to the full extent permitted by Delaware law against any and all expenses (including advances of expenses), judgments, fines, penalties, and amounts paid in settlement incurred in connection with any claim against the indemnified person arising out of services as a director, officer, employee, trustee, agent, or fiduciary of the Company or for another entity at the request of the Company, and maintain directors and officers liability insurance coverage.

•••

DIRECTOR COMPENSATION TABLE FOR FISCAL YEAR 2024

The following table provides information regarding compensation earned in 2024 by each non-employee director excluding Joseph S. Vassalluzzo. Mr. Vassalluzzo served as the Company’s Interim Principal Executive Officer from September 2023 through January 2024, and his compensation for service as a director is fully reflected in the 2024 Summary Compensation Table.

Director Compensation Table for Fiscal Year 2024

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)

Name	(2) Fees Earned or Paid in Cash ($)	(3)(4)(5) Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and NQ Deferred Compensation Earnings ($)	(6) All Other Compensation Total Other ($)	Total

Quincy L. Allen	$112,500	$157,510	-	-	-	-	$270,010
Kristin A. Campbell	$129,014	$157,510	-	-	-	-	$286,524
Cynthia T. Jamison	$140,000	$157,510	-	-	-	-	$297,510
Evan Levitt	$63,455	$138,099	-	-	-	-	$201,554
Shashank Samant	$116,522	$157,510	-	-	-	-	$274,032
Amy Schioldager	$62,136	$138,099	-	-	-	-	$200,235
Wendy Schoppert	$224,121	$157,510	-	-	-	-	$381,361
David Szymanski (1)	$13,290	-	-	-	-	$203,153	$216,443

(1)
Dr. Szymanski retired from the Board, effective as of February 13, 2024.
(2)
For fiscal year 2024, all Directors received annual compensation of: (a) $92,500 in cash, prorated for time in position, and (b) fees paid in cash for both serving as the Chair of a Committee and as the member of a Committee prorated for time in position.
(3)
The dollar amounts in column (c) reflect the aggregate grant date fair value of equity awards granted within the fiscal year in accordance with the FASB Accounting Standards Codification Topic 718 for stock-based compensation. These amounts reflect the total grant date fair value for these awards, and do not correspond to the actual cash value that will be recognized by each of the Directors when received. See Notes x and x of the consolidated financial statements in our 2024 Annual Report regarding the underlying assumptions used in the valuation of equity awards.
(4)
The “Equity Compensation Paid to Directors for Fiscal Year 2024” table that follows represents the aggregate grant date fair value of stock or RSUs granted to our Directors under the Company’s 2021 Long-Term Incentive Plan (the “2021 Plan”). Annual awards are calculated by a dollar value that is then translated into stock or RSUs based on the closing stock price of our common stock on the date of grant.
(5)
As of December 28, 2024, the aggregate number of RSUs convertible into shares of our common stock, outstanding for our Directors is set forth as follows: Quincy Allen 22,301, Kristin Campbell 38,372, Cynthia Jamison 42,513, Evan Levitt 3,562, Shashank Samant 22,301, Amy Schioldager 3,562, and Wendy Schoppert 18,965. All RSUs are fully vested as of December 28, 2024, but distribution is deferred until either the Director’s separation date or six months following the Director’s separation date, as applicable. Please see the “Equity Compensation Paid to Directors for Fiscal Year 2024” table that follows for all equity awards granted in fiscal year 2024.
(6)
Dr. Szymanski received dividend equivalent payments of $23,761 on February 13, 2024 and $179,392 on August 13, 2024 that were associated with fully vested stock awards granted between 2017-2019 and 2005-2013, respectively. The payments were made following his separation of service based on his prior distribution elections.

•••

EQUITY COMPENSATION PAID TO DIRECTORS FOR FISCAL YEAR 2024

(a)	(b)	(c)	(d)	(e)

Directors	Grant Date	Stock Awards	(1) Grant Date Fair Value of Stock Awards	Total Value of Equity Awards for 2024

Quincy L. Allen	4/26/2024	3,065	$51.39	$157,510
Kristin A. Campbell	4/26/2024	3,065	$51.39	$157,510
Cynthia T. Jamison	4/26/2024	3,065	$51.39	$157,510
Evan Levitt	6/10/2024	3,562	$38.77	$138,099
Shashank Samant	4/26/2024	3,065	$51.39	$157,510
Amy Schioldager	6/10/2024	3,562	$38.77	$138,099
Wendy L. Schoppert	4/26/2024	3,065	$51.39	$157,510

(1)
Amounts are determined using the closing stock price of our common stock on the grant date. See footnote 4 in the previous “Director Compensation Table for Fiscal Year 2024” for additional information.

•••

CORPORATE GOVERNANCE

Corporate Governance Guidelines

Strong corporate governance principles and practices are a long-standing priority at ODP. The Board of Directors is committed to sound governance policies and practices that are designed and routinely assessed to enable the Company to operate its business responsibly, with integrity, and to position ODP to operate more effectively, sustain its success, and build long-term shareholder value. The Board of Directors has adopted Corporate Governance Guidelines, which set forth a framework within which the Board, assisted by its three standing committees, directs the affairs and business of the Company and engages in meaningful discussions with management to ensure long-term growth for the benefit of the shareholders and other stakeholders, becomes informed of the Company’s operating plans and strategic objectives, promotes public trust in the Company, and strengthens management accountability. The Corporate Governance & Nominating Committee reviews the Corporate Governance Guidelines annually to reflect evolving corporate governance standards identified by shareholders and other stakeholders, and any changes to these Guidelines are recommended to the Board of Directors for review and approval.

Board Leadership Structure

The Corporate Governance Guidelines specify that the Corporate Governance & Nominating Committee review the Board’s leadership structure periodically, considering the Company’s circumstances from time to time. After such review and evaluation, the Corporate Governance & Nominating Committee will make its recommendation to the full Board which will approve the leadership structure of the Board.

The Board of Directors annually elects one of its own members to serve as the Chairman of the Board of Directors. Our Bylaws provide that the Chairman of the Board may also serve as the CEO. The Board of Directors believes that there is a wide array of leadership structures that could apply to many different business models and, therefore, the Board should have the flexibility to consider the appropriate leadership structure for the Company, which leadership structure may change over time.

The Corporate Governance Guidelines provide that in the event that the offices of the CEO and the Chair of the Board of Directors are not separate, or the Chair of the Board has been determined by the non-management Directors to no longer satisfy the independence qualifications under the Nasdaq rules, the non-management Directors shall select a Director to serve as the “Lead Director” of the Board. The Lead Director must be a non-management Director. If applicable, upon recommendation by the Corporate Governance & Nominating Committee, the Board of Directors annually elects the Lead Director.

Since 2017, the roles of Chair of the Board of Directors and CEO have been separated, enabling the Chair to focus on leading the Board of Directors in its responsibilities and helping the Board ensure that management is acting in the best interests of the Company and its shareholders, and the CEO to focus on the Company’s day-to-day business operations and lead its transformation from a product-based company to a service-driven B2B organization. The Board of Directors has determined that the designation of Ms. Schoppert as an independent, non-executive Chair is the current optimal leadership structure for the Company because it provides the Board of Directors with independent leadership and meaningful coordination between management and the non-management Directors. This leadership structure has no impact on the Board of Directors’ oversight of risk.

•••

Role of the Board Committees in Risk Oversight

The Board of Directors delegates oversight of certain specific risks to each Board committee based on the risk categories relevant to the subject matter of the Board committee. Below is a summary of the key risk oversight responsibilities that the Board has delegated to the Board committees.

AUDIT	COMPENSATION & TALENT	CORPORATE GOVERNANCE & NOMINATING

• Oversees risks related to the Company’s major financial risk exposures, including cybersecurity, legal, regulatory and compliance, internal controls, financial statements and financial reporting and controls, and the steps taken by management to monitor and control such exposures

• Receives regular updates on risk assessment from the Company’s internal audit team

• Oversees risks related to executive and employee compensation policies and programs, including by designing compensation plans that promote prudent risk management

• Reviews management recommendations of executive compensation including retention risks to create incentives that encourage a level of risk-taking behavior consistent with ODP’s business strategy

• Oversees risks related to compensation of the non- management Directors

• Oversees risks related to the Company’s governance structure

• Oversees risks related to director independence and potential risks arising from related person transactions

• Oversees risks related to sustainability matters and our operations, products and services

• Oversees risks related to public policy and political activities

In addition, the Audit and Compensation & Talent Committees periodically have a joint meeting to review the Company’s incentive compensation plans for a risk assessment conducted by the Company’s internal audit team and the Compensation & Talent Committee’s independent compensation consultant; this joint meeting was last held in 2024. See “Compensation Programs Risk Assessment” on page 60.

Annual Risk Assessment

The Company conducts an Enterprise Risk Management (ERM) process, led by the Company’s senior internal audit executive, where risk is assessed periodically by a steering committee, comprised of members of the senior leadership team from each business unit and corporate function, and is tasked with championing risk management practices and integrating them into their functional business unit or function. The steering committee discusses and monitors the most significant enterprise risks in a cross-functional setting and evaluates and prioritizes company-wide risks. The results of the enterprise risk assessment help the steering committee focus on and select the key risks that are first presented to, and evaluated by, the Company’s executive officers, and then presented to the Board of Directors. In addition to this annual presentation made to the full Board, the Audit Committee receives periodic updates on certain risk areas the Board has identified for focus, and the independent Directors periodically discuss risk management during executive sessions without management present.

•••

Director Attendance

The Board of Directors held 14 meetings during fiscal year 2024. The non-management Directors met in 11 executive sessions during fiscal year 2024. In fiscal year 2024, each of the current Directors attended at least 75% of the total number of Board and applicable committee meetings on which each member served (and held during the periods they served). Pursuant to the Corporate Governance Guidelines, each Director is expected to attend the Annual Meeting. All incumbent Directors who are up for re-election attended the 2024 Annual Meeting of Shareholders.

Board and Committee Responsibilities

The Board of Directors has established three (3) standing committees — (i) Audit, (ii) Compensation & Talent and (iii) Corporate Governance & Nominating. The Board of Directors delegates various responsibilities and authority to its Board committees. The Board committees regularly report on their activities and actions to the full Board.

Each of the Board committees operates under a written charter and annually reviews such charter in light of new developments in applicable regulations and may make additional recommendations to the Board to reflect evolving best practices. Each Board committee can engage outside experts, advisors and counsel to assist each committee in its work. Each charter of the Board committees is posted to our website at http://investor.theodpcorp.com under the heading “Corporate Governance/Committee Charters.” We will also provide a printed copy of the Board committee charters to shareholders upon written request to our Corporate Secretary at The ODP Corporation, 6600 North Military Trail, Boca Raton, Florida 33496.

•••

The following describes the responsibilities and current membership of the standing committees of the Board and the number of times each committee met in regular and executive sessions in fiscal year 2024.

Audit Committee	Primary Responsibilities

(8 Meetings; 4 Executive Sessions in fiscal year 2024)

Cynthia T. Jamison (Chair)

Quincy L. Allen

Evan Levitt

Amy Schioldager

• All members are financially literate and independent under the applicable Nasdaq and SEC requirements

• Ms. Jamison and Mr. Levitt have been determined to be audit committee financial experts under the definitions provided by the SEC

• No member serves on the audit committee of more than three public boards

• Oversees the financial reporting process, including the integrity of our financial statements, compliance with legal and regulatory requirements and our Code of Ethical Behavior, and the independence and performance of our internal and external auditors.

• Oversees the work of the independent registered public accounting firm (including appointment and compensation).

• Reviews the annual audited financial statements and quarterly financial information with management and the independent registered public accounting firm.

• Reviews with management the Company’s major financial risk exposures and the steps management has taken to monitor and control the exposures, including the Company’s risk assessment and business risk management process and policies.

• Conducts a periodic risk assessment (jointly with the Compensation & Talent Committee) of the Company’s compensation policies and practices.

• Oversees the Company’s internal audit function, including its audit scope and plan, and reviews the systems of internal controls.

• Reviews the scope and planning of the annual audit with both the independent registered public accounting firm and internal auditors.

• Reviews the findings and recommendations of both internal auditors and the independent registered public accounting firm and management’s response to those recommendations.

•••

Compensation & Talent Committee	Primary Responsibilities

(7 Meetings; 5 Executive Sessions in fiscal year 2024)

Kristin A. Campbell (Chair)

Cynthia T. Jamison

Evan Levitt

Shashank Samant

• All members meet the Nasdaq requirements for independence

• All members are “outside directors” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) and “non-employee” directors under the SEC requirements

• Sets and reviews overall compensation philosophy, strategies, plans, policies and programs.

• Reviews and proposes to the non-management Directors incentive compensation plans and equity-based plans, including performance objectives and metrics associated with these plans, on an annual basis for the CEO.

• Reviews annually CEO’s performance and proposes to the non-management Directors CEO compensation (including salary, bonus, equity-based grants and any other long-term cash compensation).

• Reviews annual performance of the other executive officers and approves their compensation (including salary, bonus, equity-based grants and any other long- term cash compensation).

• Reviews and approves employment, retirement, severance, benefit and perquisite practices and change-in-control agreements/arrangements for our executive officers.

• Reviews and approves the peer group companies for benchmarking compensation levels and pay practices, as well as performance, for the CEO, executive officers and non-management Directors.

• Reviews annually talent development and succession plans for executive officers other than the CEO and makes recommendations to the Board.

• Administers the Company’s equity incentive plans, including the review and grant of stock option and other equity incentive grants to executive officers.

• Responsible for enforcing compensation clawback policies.

• Conducts a periodic risk assessment (jointly with the Audit Committee) of the Company’s compensation policies and practices.

• Monitors compliance by executive officers and Directors with the Company’s stock ownership guidelines.

•••

Compensation & Talent Committee	Primary Responsibilities

• Oversees the design, participation, adequacy, competitiveness, internal equity and cost effectiveness for the Company’s broadly applicable benefit programs.

• Oversees the disclosure regarding executive compensation, including approving the report to be included in our annual proxy statement on Schedule 14A.

• Oversees the Company’s strategies and policies related to human capital development matters, including diversity and inclusion, pay equity, recruiting, retention, training and development, and workplace environment and safety consistent with the Company’s culture and strategy, and reviews and discusses with management the Company’s disclosure related to human capital management to be included in the Company’s annual reports on Form 10-K.

Corporate Governance & Nominating Committee	Primary Responsibilities
(5 Meetings; 1 Executive Session in fiscal year 2024) Shashank Samant (Chair) Quincy L. Allen Kristin A. Campbell Amy Schioldager • All members meet the Nasdaq requirements for independence

• Develops and recommends to the Board our corporate governance principles, policies and practices and takes a leadership role in shaping our corporate governance.

• Reviews and evaluates the adequacy of and recommends to our Board amendments to our Bylaws, Certificate of Incorporation, committee charters and other governance documents.

• Evaluates Board leadership structure and makes recommendations to the Board.

• Reviews and makes recommendations to our Board regarding membership of the Board committees.

• Recommends to the Board criteria and qualifications for Board membership, including assessing independence.

• Identifies, reviews and recommends to our Board individuals for election or re-election to the Board, consistent with criteria approved by the Board.

• Oversees the CEO succession planning process, including any emergency succession plan, and makes recommendations to our Board.

•••

Corporate Governance & Nominating Committee	Primary Responsibilities

• Monitors compliance with the Company’s Related Person Transactions Policy.

• Oversees the Board and committees’ annual self- evaluations.

• Reviews shareholders’ proposals for inclusion in the Company’s annual proxy materials and recommends appropriate action to the Board.

• Oversees the Company’s strategy on sustainability matters.

Delegation of Authority; Subcommittees

Beginning in December 2011 and from time to time, the Compensation & Talent Committee has delegated certain of its responsibilities to the Company’s internal compensation and benefits committee (the “CBC”) and employee benefits committee (the “EBC,” and together with CBC, the “subcommittees”). The subcommittees are comprised of certain senior executives of the Company. The Compensation & Talent Committee provides oversight for the establishment and termination, amendment, participating employers, administration, claims review and service provider functions of the qualified retirement, non-qualified deferred compensation and health and welfare benefit plans sponsored by the Company or its subsidiaries for eligible employees of the Company or its subsidiaries who work in North America, with the exception of all such plans sponsored separately by certain entities acquired by the Company or its subsidiaries. The Compensation & Talent Committee delegates authority to the CBC to make certain amendments to and carry out certain administrative responsibilities regarding the tax-qualified retirement plans, health and welfare benefit plans and nonqualified deferred compensation plans sponsored by the Company or its subsidiaries. Day-to-day administration and the authority to make certain other amendments to such plans were further delegated to the EBC.

Certain Relationships and Related Person Transactions Policy

The ODP Corporation Related Person Transactions Policy sets forth the policies and procedures governing the review and approval or ratification by the Corporate Governance & Nominating Committee of transactions between the Company, on the one hand, and (i) an executive officer; (ii) Director; (iii) an immediate family member of an executive officer or Director; (iv) any security holder who is known by the Company to own of record or beneficially more than five percent of any class of ODP’s voting securities at the time of the transaction; or (v) an immediate family member of such five percent security holder, on the other hand. Persons in the categories described above are collectively referred to as “related persons.”

This Policy applies to all related person transactions, and under the Policy, a “related person transaction” is any transaction:

•
in which ODP was or is to be a participant;
•
in which the amount exceeds $120,000 (including any contribution of $120,000 or more to a charitable organization in which a related person is a trustee, director, executive officer or has a similar relationship); and
•
in which any related person has, or will have, a direct or indirect material interest.

No related person transaction shall be approved or ratified if such transaction is contrary to the best interests of the Company and its stakeholders. Unless different terms are specifically approved or ratified by the Corporate Governance & Nominating Committee, any approved or ratified transaction must be on terms that are no less favorable to the Company than would be obtained in a similar transaction with an unaffiliated third party under the same or similar circumstances.

All related person transactions or series of similar transactions must be presented to the Corporate Governance & Nominating Committee for review and pre-approval or ratification. A copy of the Policy is available for review on our website at http://investor.theodpcorp.com under the heading “Corporate Governance/Governance Documents.”

•••

On an annual basis, each Director and executive officer of the Company is required to complete a questionnaire which requires disclosure of any related person transaction. The Company’s Chief Legal Officer (“CLO”) is responsible for determining whether any related person transaction is required to be disclosed in the Company’s applicable SEC filings and will ensure that such transaction or any series of similar transactions required to be disclosed will be presented to the Corporate Governance & Nominating Committee for pre-approval or ratification if required under the Policy. During fiscal year 2024, all transactions that were potentially subject to the Policy were reviewed and approved or ratified by the Corporate Governance & Nominating Committee and, there were no related person transactions that were required to be disclosed pursuant to Item 404(a) of Regulation S-K or affected our Directors’ independence.

Executive Sessions

The non-management Directors of the Company meet in executive sessions without management on a regular basis. The non-executive Chairman of the Board presides at such executive sessions. In the absence of the non-executive Chairman of the Board, the non-management Directors will designate another Director to preside over such executive sessions.

Board and Committee Evaluations

The Board of Directors is committed to continuous improvement and recognizes the importance of a rigorous evaluation process to enhance Board performance and effectiveness. The evaluations focus on the Board’s and each committee’s and their respective members’ performances and contributions to the Company as well as provide constructive feedback. The Corporate Governance & Nominating Committee is responsible for overseeing a formal evaluation process to assess the composition and performance of the Board and each committee on an annual basis. The assessment is conducted to identify opportunities for improvement and skill set needs, as well as to ensure that the Board, committees, and individual members have the appropriate blend of diverse experiences and backgrounds and are effective and productive. As part of the process, each Director completes an evaluation form or participates in an interview or other method the Corporate Governance & Nominating Committee utilizes to seek feedback. While results are aggregated and summarized for discussion purposes, individual responses are not attributed to any individual and are kept confidential to ensure honest and candid feedback is received.

Our Board evaluations are designed to solicit input and perspective on various topics, including:

• board structure, size and composition, including director skills and experience;

• committee structure and allocation of responsibilities;

• conduct of meetings, including cadence, length and opportunity for director input and meaningful discussion;

• materials and information, including quality, timeliness and relevance;

• director orientation and continuing education;

• director performance, including attendance, preparation and participation;

• access to management and internal and external experts, resources, and support;

• key areas of focus for the board, including strategy, sustainability, crisis management and shareholder engagement;

• committee structure and process, member and chair performance, duties and functions and management support; and

• performance of the board chair, including communication, relationship with management, availability, focus on appropriate issues and inclusiveness.

The Corporate Governance & Nominating Committee discusses opportunities and makes recommendations for improvement as appropriate to the full Board, which implements agreed upon improvements. A Director will not be nominated for reelection unless it is affirmatively determined that he or she is substantially contributing to the overall effectiveness of the Board.

Director Orientation and Continuing Education

In accordance with the Corporate Governance Guidelines, the Corporate Governance & Nominating Committee will arrange an orientation program for newly elected Directors and, together with the CEO, determine the content of such orientation. The orientation enables new Directors to become familiar with the Company’s business and strategic plans; significant financial matters; core values, including ethics; compliance programs; corporate governance practices; and other key policies and practices.

•••

It is important for Directors to stay abreast and informed on developments in corporate governance best practices in order to effectively discharge their duties. Our Directors are provided updates on corporate governance developments at regularly scheduled Board meetings, and Directors are encouraged to participate in programs that specialize in director education on a regular basis but at least one session every two (2) years. The Company pays for attendance fees to participate in such programs and reimburses the Directors for their reasonable out-of-pocket costs associated with attending these programs.

Code of Business Conduct (Code of Ethical Behavior)

The Board of Directors has adopted a Code of Ethical Behavior which is applicable to all Company employees, including the principal executive officer, the principal financial officer, the principal accounting officer, and the Board of Directors. If the Board amends or waives the Code of Ethical Behavior with respect to the executive officers of the Company, the Company will post the amendment or waiver on its website at http://investor.theodpcorp.com, under the heading “Corporate Governance/Governance Documents.”

The Company has established a confidential hotline to assist its employees in complying with their ethical and legal obligations and to report suspected violations of applicable laws or Company policies or procedures. The hotline enables employees, vendors and the public to express their concerns about possible violations of law or Company policies by the Company and/or management without fear of retribution or retaliation of any kind. It is the Company’s express policy that no retaliatory action be taken against any employee for using the hotline procedure. The hotline is operated by an independent third party, not by Company personnel. The hotline can be accessed by either calling the following toll-free number or visiting the following website:

1-866-634-6854

www.theodpcorp.com/compliancehotline

The Corporate Governance Guidelines and the Code of Ethical Behavior are available on the Company’s website at http://investor.theodpcorp.com, under the heading “Corporate Governance/Governance Documents.” In addition, a printed copy of such documents will be provided to any shareholder upon written request to the Corporate Secretary at The ODP Corporation, 6600 North Military Trail, Boca Raton, Florida 33496.

Shareholder Engagement and Investor Outreach

Management and the Board of Directors are committed to a proactive shareholder engagement program. We believe that strong corporate governance should include meaningful dialogue with our shareholders and key stakeholders to understand their perspectives on corporate governance, executive compensation, sustainability matters and other issues that are important to them. Engagement with shareholders builds mutual understanding and a basis for progress, and the feedback we receive from them impacts our corporate governance practices. Senior management from Legal and Investor Relations and subject matter experts from the Company communicate with institutional investors throughout the year to gain their perspectives on current issues and address any questions or concerns. We also respond to individual shareholders and other stakeholders who provide feedback about our business. Our Vice President of Investor Relations and/or our Chief Financial Officer(s) provide feedback from the investor and analyst meetings formally to the Board and its committees, where applicable, on a quarterly basis.

During fiscal year 2024, we sought feedback from our top 20 shareholders representing more than 70% of the Company’s outstanding common stock to discuss risk management, governance practices, executive compensation, board composition, sustainability issues, and other matters that the shareholders wished to discuss.

We will continue our shareholder engagement and investor outreach during fiscal year 2025, including our regular participation at analyst meetings and industry conferences and communication of the Company’s strategy to continue to roll out its B2B integrated distribution platform providing high value products and services. We remain committed to these ongoing discussions and welcome feedback from all shareholders, who may reach our Investor Relations team by calling (561) 438-4629 or visiting http://investor.theodpcorp.com or can contact our Directors or executive officers as described below.

•••

Communicating with our Board of Directors

As stated in the Corporate Governance Guidelines, shareholders and other interested parties who wish to communicate with the Board of Directors may contact any member (or all members) of the Board of Directors, or the non-management Directors as a group, any committee of the Board or any chair of any such committee by mail. The Corporate Secretary reviews all communications sent to the Board related to the duties and responsibilities of the Board and its committees and provides these communications to the non-executive Chairman of the Board, the applicable committee chair or the full Board as necessary.

In addition, any person who desires to communicate a confidential specific matter to the Audit Committee may do so by addressing a letter to the Chair of the Audit Committee, c/o Corporate Secretary, at the corporate headquarters address below. Mark “Confidential” on the outside of the envelope. Any confidential communications submitted anonymously will not be opened for any purpose other than for appropriate security inspections. Such communications will be reviewed by the Chair of the Audit Committee with follow-up action as he or she deems appropriate.

Correspondence should be sent “c/o Corporate Secretary,” The ODP Corporation, 6600 North Military Trail, Boca Raton, Florida 33496.

Sustainability and Corporate Responsibility

Governance

The Board of Directors recognizes the importance of sustainability and corporate responsibility and seeks to integrate both into the Company’s business strategies, products, services, thought leadership and operations. The oversight, management, and program implementation of the Company’s sustainability efforts are structured to ensure these topics are integrated into the foundation of its strong governance framework. The Corporate Governance & Nominating Committee’s responsibilities include oversight of the Company’s strategy and programs on corporate social responsibility, the environment and sustainability. The Audit Committee reviews the Company’s controls and procedures over sustainability disclosures and the Compensation & Talent Committee oversees the Company’s strategies and policies related to human capital development and compensation matters. The Company’s Sustainability Governance Council consists of Company-wide leaders representing key departments across the organization who identify the sustainability issues most critical to our business and our stakeholders, recommend initiatives to advance the Company’s public facing goals and identify the metrics needed to measure and report progress. The ESG Steering Committee comprises a select group of leaders from Sustainability, Legal, Human Resources, and Internal Audit, with a focus on compliance and customer-facing performance metrics.

•••

Governance Structure
Oversight
The ODP Corporation Board of Directors
Compensation & Talent Committee
Corporate Governance & Nominating Committee
Audit Committee
Management
EVP, Chief Legal Officer and Corporate Secretary
EVP, The ODP Corporation and President of Veyer
Vice President, Sustainability
Program Implementation
Sustainability Governance Council
ESG Steering Committee

A copy of our current sustainability report and our landing page are available for review on our website at http://theodpcorp.com under the heading “Corporate Sustainability.”1

Environmental Strategy

We focus on enhancing our own operations while helping customers achieve their sustainability goals by offering high-quality, greener products with eco-conscious attributes and performance tracking reports. To meet customers' requests, our sustainability practices emphasize buying, being, and selling greener. For example, we commit to sourcing paper products that minimize forest impact, using recycled fiber, supporting responsible forestry certification, and enhancing supply chain transparency. Additionally, we are reducing non-recyclable plastics and harmful chemicals in our products and packaging. We aim to decrease absolute plastic use in private label packaging and e-commerce shipping and have set company-wide 2030 Near-term science-based targets aligned with the Science Based Target Initiative (SBTi), which have been validated.

As part of our strategy, we prioritize key quantitative and actionable sustainability goals including reducing absolute scope 1 and 2 GHG emissions by 46.2% and 55% per USD value added for scope 3 by 2030 from a 2019 base year; reducing absolute plastic by 20% by 2027 in private label packaging and e-commerce shipping operations; labeling private label products with the How2Recycle® label by 2025; and achieving Zero Waste in 30% of our Distribution Centers by 2025. "Zero Waste" focuses on waste prevention through the conservation of resources through responsible production, consumption, reuse, and recovery.

To meet these goals, we have implemented a business management system to drive initiatives, measure, and report on KPIs, and adjust our plans as needed. We monitor the metrics and report out to our Executive Leadership Team monthly and to the Corporate Governance and Nominating Committee of the Board of Directors on a quarterly basis. Initiatives that help us drive results include reducing facility energy consumption, decreasing transportation emissions in our private fleet, improving waste diversion programs, and focusing on the responsible use of chemicals in adherence to all applicable laws and regulations.

1 Company goals are aspirational and may change. Statements regarding the Company’s goals are not guarantees or promises that they will be met.

•••

Our commitment to transparency is reinforced through the provision of substantial information about our sustainability practices and goals. This includes the comprehensive disclosure on our website and in our annual Corporate Sustainability Report. Our efforts are visible in various areas, and some of our sustainability accomplishments include:

•
Achieved a 39% reduction in greenhouse gas (GHG) emissions from 2019 (MT CO2e scopes 1 and 2) on a goal of 46.2% by 2030

•
Scope 3 Results for 2023. We are currently calculating scope 3 metrics for 2024
•
11% absolute reduction for overall scope 3 emissions, but no progress on intensity reduction target to date
•
48% of suppliers have set, or committed to set, science-based emissions targets

•
Delivered a 16.1% blended absolute plastic reduction in private label packaging and e-commerce shipping operations in 2024 versus 2023 and 22.8% reduction versus 2022 baseline towards our 2027 20% Absolute Plastic Reduction Commitment

•
Diverted 69% of waste from landfills and 93% in our Distribution Centers

Supplier Guiding Principles

The values of The ODP Corporation (together with its subsidiaries, “ODP”) are based on the principles of accountability and integrity, and ODP is committed to sourcing goods and services only from suppliers who strive to fully comply with all applicable laws and regulations and meet internationally recognized standards for dealing with workers and the environment. ODP requires all organizations supplying goods or services to ODP (each, a “Supplier”), to follow and adhere to these Supplier Guiding Principles. Suppliers must also ensure that any subcontractors, affiliates of Supplier, or other third parties involved in the provision of goods or services follow and adhere to these Supplier Guiding Principles.

Social Responsibility Strategy

At The ODP Corporation, we are committed to promoting a safe, trusting environment where our associates, customers and vendors feel valued and respected. This commitment is woven into our 5C Culture values – customer, commitment, change, caring, creativity, and the belief that we are stronger when we embrace different perspectives and experiences. The ODP Corporation aims to contribute to the personal and professional growth and success of all of our associates. Through our associate learning platform, development courses, roundtables and other channels, we aim to foster a culture of continuous learning and growth, and our community investment efforts focus on outreach in the communities where we live and do business.

The charter of the Compensation & Talent Committee explicitly states that the Committee’s responsibilities include oversight with respect to diversity and inclusion, pay equity, recruiting, retention, training and development, and workplace environment and safety. These responsibilities align with the Company’s commitment to provide equal opportunities for associates of all backgrounds and abilities. The Company is guided by the following principles:

•
Offer equal opportunities for advancement and encourage all employees to develop to their full potential.
•
Embrace innovative ideas and perspectives and respect individual differences.
•
Prohibit any form of discrimination or harassment.
•
Promote an open-door philosophy and provide a process for reporting and resolving concerns raised by associates and customers.

•••

Workforce Composition

The 2024 U.S. workforce representation data, presented below, relies on information voluntarily disclosed by the Company’s employees regarding their gender and race/ethnicity. It is important to note that the data excludes information from specific regional office supply companies acquired by the Company. These acquired entities continue to function independently and may not be obligated to gather and organize such demographic data.

2024 U.S. Workforce Representation by Gender, Race and Ethnicity
Not Disclosed
3.27%
1.74%
Native Hawaiian or other Pacific Islander
0.71%
0.36%
American Indian or Alaska Native
0.59%
0.18%
Two or More Races
3.45%
2.24%
Asian
6.08%
5.46%
Black / African American
18.11%
10.92%
Hispanic / Latinx
23.60%
16.11%
White
44.19%
63.00%
Non-binary
1.20%
0.00%
Male
55.51%
62.95%
Female
43.28%
37.05%
0.00%
10.00%
20.00%
30.00%
40.00%
50.00%
60.00%
70.00%
Employees
Management

At no point are individual employment decisions (e.g. hiring, promotions, assignment planning, retention) made on the basis of race, gender, ethnicity, or any other immutable characteristic, nor may they be considered as a positive or negative factor in the employment decision. The Company does not maintain or set aside a quota on the basis of such characteristics. We aspire to create and maintain an inclusive environment and to ensure equal employment opportunities for all applicants and employees. We will always comply with applicable law in employment decisions and train our decision makers to do the same.

Employee Engagement. We continue to develop our employee engagement strategy to drive more opportunities for ongoing feedback and idea-sharing. We provide mechanisms and forums for associates to share feedback both in-person and online, including the option to share opinions and ideas anonymously. We regularly conduct surveys in response to specific events, such as our quarterly company-wide town hall meetings and also host focus groups, roundtables, and other discussion forums. Through these efforts we continue to maintain a proactive approach to associate engagement, fostering a positive, productive, and inclusive workplace culture by:

•
Providing a platform for employees to speak up.
•
Checking in and measuring associate feedback on a regular basis.
•
Leveraging the feedback to identify strengths and areas of opportunity.

•••

Supplier Diversity. We believe supplier diversity is important as a business strategy to support our customers' initiatives and provide inclusion for diverse and small business. Our program satisfies the voice of our customers, complies with all laws and regulations, and sustains the economic development of diverse businesses in the communities where they are located. Our supplier base includes over 450 diverse and small businesses and there are over 2,000 featured items in our Diverse Supplier Digital Catalog.

Health and Safety. We are committed to be a sustainability steward that supports healthy communities and helps our customers do the same. ODP makes concerted efforts to maintain a safe and healthy work environment. It is our intent to comply with all required U.S. Federal and state safety and health regulations and standards. Our Injury and Illness Prevention Program helps in eliminating or reducing the severity of job-related illnesses and injuries within our Company with the engagement of our leadership and associates by assigning responsibility, requiring ongoing training at all levels, driving a safety culture through constant communication, identifying and eliminating hazards, recognizing safe acts and correcting unsafe behaviors, and accurate incident reporting, investigations, and recordkeeping.

Community Investment. The Company believes that part of being responsible corporate citizens is improving the communities where its associates live and work. This commitment spans a wide variety of engagement and activities, both in terms of the Company’s associates’ volunteerism, in-kind contributions and monetary donations on behalf of the Company and by its associates, with the aim of strengthening our communities. We encourage associate volunteerism at all our locations through organized activities and by contributing to local charitable organizations and educational efforts. Our associates are passionate about their communities and enjoy working together for the greater good.

Examples of how the Company supported local communities in 2024 include:

•
Partnered with selected school districts and Title 1 public elementary schools to donate 4,000 fully stocked backpacks to support the students, while also recognizing exemplary teachers and honoring them with critical classroom essentials during on-campus backpack distribution events. To prepare for the back-to-school celebrations, associates gathered in each selected market to bundle all the backpacks for the students.
•
Hosted exclusive in-store teacher shopping events, nationwide, for a total value of $200,000 in Office Depot® OfficeMax® store credit, helping these schools restock, reset, and replenish supplies to get prepared for heading back to school.
•
Office Depot® OfficeMax® supports education all year round through in-store and online donations, powered by Round It Up America®, raising over $6 million for public education in 2024. Customers can help teachers and students at local Title I public schools Imagine Success™ by making a donation at checkout to provide schools with the supplies they need to create a productive learning environment. Title I public schools serve low-income areas and help students who are at risk of falling behind academically. Each of our approximately 900 stores is partnered with a Title I public school in their local community, and the schools can use the donations to purchase needed supplies in the store at the end of each quarter.

CEO and Executive Management Succession Planning

The Corporate Governance & Nominating Committee oversees CEO succession planning, which is formally reviewed at least annually, in executive session with only non-management Directors present. During these executive sessions, the non-management Directors evaluate the requirements for the CEO position and regularly review potential permanent and interim candidates for the CEO role.

The Compensation & Talent Committee annually evaluates the succession planning process for the executive management team (other than the CEO), including the professional development of senior and midlevel management employees identified as potential successors to the executive management team to ensure that plans are in place for orderly succession of executive management, whether arising from natural career growth and development, voluntary turnover, retirements, or other reasons.

•••

The Board of Directors also established steps to address emergency CEO succession planning in extraordinary circumstances. Our emergency CEO succession planning is intended to enable the Company to respond in the event of our CEO’s termination of employment with the Company for any reason (including death or permanent disability) or other sudden departure, to ensure the stability and accountability of the Company during periods of transition and minimizing potential disruption or loss of continuity to the Company’s business and operations. The Board of Directors reviews and discusses the emergency plan at least annually.

Anti-Hedging and Anti-Pledging Policies

The Company maintains anti-pledging and anti-hedging policies. See “Hedging and Pledging Prohibition” under subheading “Other Compensation and Governance Matters” for further information about these policies.

•••

AUDIT COMMITTEE REPORT

The Audit Committee assists the Board of Directors in its oversight of the Company’s financial reporting process. The Audit Committee operates pursuant to a written charter which is reviewed annually by the Audit Committee and approved by the Board of Directors. A brief description of the primary responsibilities of the Audit Committee is included in this Proxy Statement under the heading “Corporate Governance — Board and Committee Responsibilities.” Under the Audit Committee charter, management is responsible for the preparation, presentation and integrity of the Company’s financial statements, the application of accounting and financial reporting principles and our internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

To perform its oversight function, the Audit Committee has:

•
Reviewed and discussed the Company’s audited financial statements and related footnotes with management.
•
Discussed with the Company’s independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.
•
Received the written disclosures and the letter from the Company’s independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee concerning independence and has discussed with the independent auditors their independence.
•
Discussed with the Company’s independent auditors its independence from management and the Company and reviewed and pre-approved the services provided by the Company’s independent auditors other than their audit services and considered whether the provision of such other services by the Company’s independent auditors is compatible with maintaining their independence.
•
At least annually, discussed with the Company’s internal auditors and independent auditors the overall scope and plans for their respective audits for the fiscal year 2024, and then met with the internal auditors and the Company’s independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

Based on the foregoing reviews and discussions, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 28, 2024 filed with the SEC.

Submitted by the Audit Committee of the Board of Directors:

Cynthia T. Jamison (Chair)

Quincy L. Allen

Evan Levitt

Amy Schioldager

•••

PROPOSAL No. 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Deloitte & Touche LLP (“D&T”) to serve as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements and internal control over financial reporting for the fiscal year ending December 27, 2025. D&T has served as the Company’s independent auditors each year since 1990. Although ratification is not required by our Bylaws or otherwise, the Board of Directors is submitting the appointment of D&T to our shareholders as a matter of good corporate governance. In the event the shareholders do not ratify the appointment of D&T as the independent auditors to audit our financial statements for fiscal year 2025, the Audit Committee, in its discretion, will consider the voting results and evaluate whether to select a different independent auditor. Representatives of D&T will attend the Annual Meeting and will be available to respond to appropriate questions. Although D&T has indicated that no statement will be made, an opportunity for a statement will be provided.

Audit and Non-Audit Fees

In connection with the audit of fiscal year 2024 consolidated financial statements and internal control over financial reporting, the Company entered into an agreement with D&T which sets forth the terms by which D&T will perform audit services for the Company.

The following table sets forth the aggregate fees for professional services rendered by D&T for the audit of the Company’s consolidated financial statements for fiscal years 2024 and 2023 and fees billed for other services rendered by D&T for those periods.

Fiscal Year	Annual Audit Fees(1)	Audit-Related Fees(2)	Tax Fees(3)	All Other Fees(4)	Total

2024	$3,737,085	$0	$0	$0	$3,737,085
2023	$4,205,972	$0	$0	$0	$4,205,972

(1)
Audit Fees — These amounts represent fees of D&T for professional services rendered in connection with: (i) the audits of our annual consolidated financial statements and the effectiveness of our internal controls over financial reporting for the fiscal years ended December 28, 2024 and December 30, 2023; (ii) the review of the consolidated financial statements included in each of our Quarterly Reports on Form 10-Q during those fiscal years; (iii) consultations on accounting matters; and (iv) SEC registration statements.
(2)
Audit-Related Fees — Audit-Related Fees relate to assurance and related services that are reasonably related to the performance of the audit or review of our financial statements or other filings.
(3)
Tax Fees — Tax Fees consist of fees billed for professional services performed by D&T with respect to tax compliance and advisory services.
(4)
All Other Fees — All Other Fees consist of permitted services other than those that meet the criteria above and are primarily fees for advisory services.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has established policies and procedures under which all audit and non-audit services performed by the Company’s independent registered public accounting firm must be separately approved in advance by the Audit Committee. The policy also provided that the Audit Committee has delegated pre-approval authority to the Chair of the Audit Committee for non-audit services provided that the pre-approval of each service permitted by the Chair is limited to a pre-established threshold of up to $250,000 and reported to the full Audit Committee at its next meeting. In October 2024, the policy was amended to remove the pre-established threshold such that the Audit Committee Chair may pre-approve audit and non-audit services provided that any services pre-approved by the Audit Committee Chair pursuant to the delegation are presented to the full Audit Committee at its next scheduled meeting. All audit and non-audit services provided in fiscal years 2024 and 2023 were pre-approved by the Audit Committee prior to the October 2024 changes, except for audit fees approved in December of 2024 which were approved under the new policy.

•••

THE AUDIT COMMITTEE AND THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2025.

•••

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis (the “CD&A”) describes our executive compensation programs and explains how the Compensation & Talent Committee (the “C&T Committee”) made its compensation decisions for our named executive officers (also referred to in this CD&A as “NEOs”) for fiscal year 2024. The NEOs for fiscal year 2024 were:

Name	Position
Gerry P. Smith	Chief Executive Officer
John W. Gannfors	Executive Vice President of The ODP Corporation and President of Veyer
Sarah E. Hlavinka	Executive Vice President and Chief Legal Officer and Secretary
David Centrella	Executive Vice President of The ODP Corporation and President of ODP Business Solutions
Max Hood[1]	Senior Vice President, Co-Chief Financial Officer
Adam Haggard[1]	Senior Vice President, Co-Chief Financial Officer
D. Anthony Scaglione[1]	Former Executive Vice President and Chief Financial Officer
Joseph S. Vassalluzzo[2]	Former Non-Employee Chair of the Board of Directors and Interim Principal Executive Officer

1. Mr. Scaglione, Executive Vice President and Chief Financial Officer of The ODP Corporation, announced his resignation on August 14, 2024, with his final day in the role being September 13, 2024. Mr. Hood and Mr. Haggard were named Co-CFO, effective December 9, 2024, as approved by the Board of Directors.

2. As previously disclosed by the Company, Mr. Smith took a temporary medical leave of absence to undergo a medical procedure that required a period of recovery during fiscal years 2023 and 2024. Mr. Vassalluzzo, non-executive Chair of the Board, assumed the CEO’s authority and responsibility between September 2023 through January 2024 until Mr. Smith’s return to full time duties.

While the discussion in the CD&A is focused on our NEOs, many of our executive compensation programs apply broadly across our management ranks, including our cash Annual Bonus Plan that covers approximately 1,550 employees.

We believe our executive compensation program is tailored to our business strategies, aligned with our pay-for-performance philosophy and market views on best practices, and designed to create long-term value for our stakeholders and shareholders.

Compensation Philosophy

OBJECTIVE	COMPENSATION DESIGN CRITERIA

Accountability for Business Performance
•
Tie compensation in large part to our financial and operating performance, so that executives are held accountable for the performance of the business for which they are responsible and for achieving the Company’s Annual Operating Plan.

Accountability for Long-Term Performance	• Include meaningful incentives to create long-term shareholder value while not promoting excessive risk taking.

Competition	• Reflect the competitive marketplace so we can attract, retain, and motivate talented executives throughout the volatility of business cycles.

Environmental, Social and Governance (ESG)
•
In 2024, the Annual Bonus Plan included a component tied to key ESG initiatives. For 2025, the plan has been refined to focus solely on financial metrics, with Total Company Adjusted EBITDA and Adjusted Free Cash Flow as the core measures, aligning with long-term shareholder value.

•••

2024 Select Business Highlights

The ODP Corporation is a leading provider of products, services, and technology solutions through an integrated B2B distribution platform and omnichannel presence, including supply chain and distribution operations, dedicated sales professionals, online presence, and a network of Office Depot and OfficeMax retail stores. Through its operating companies (ODP Business Solutions, LLC; Office Depot, LLC; and Veyer, LLC), The ODP Corporation empowers every business, professional, and consumer to achieve more every day. In 2024, The ODP Corporation sold Varis, Inc., its digital procurement platform, to sharpen its focus on core operations and enhance shareholder value.

B2B Focus and Three Horizon Strategy

The Company remains committed and focused on capturing growth opportunities in the B2B marketplace while maximizing cash flow in its retail channel. Through the execution of its "three horizon strategy," the Company leverages its differentiated assets and unique capabilities to position ODP to drive sustainable growth and deliver long-term value creation.

This strategy prioritizes the following:

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First Horizon: Maximizing cash flow through the Office Depot business operations.
•
Second Horizon: Capturing near and long -term revenue and cash flow growth opportunities through its ODP Business Solutions segment, in both its traditional industry segment and in new, high-growth, industry segments.
•
Third Horizon: Delivering incremental growth through Veyer’s logistics services, which have become pivotal to ODP’s supply chain strategy.

Operating Structure & Driving the Three Horizon Strategy

Company Multiple Expansion

First Horizon	Second Horizon	Third Horizon
Office DEPOT OfficeMax	odp BUSINESS SOLUTIONS	VEYER
Omnichannel Retail	**B2B Distribution**	**3rd Party Logistics**
Maximize cash flow; Optimize store footprint	*Capture growth in traditional segment and in new, higher-growth, industry segments; Drive cash flow*	*Drive incremental growth; Leverage competitive advantage created by nationwide supply chain assets*

- Low-Cost Model Focus
- Diligently Manage Balance Sheet/Cash
- Disciplined Capital Allocation
- Transformation
- Operational Excellence
- EPS and EBITDA Growth
- Live Our 5C Culture
- Automation

Company Multiple
VEYER
Growth & Unleashing Physical Assets Opportunity
odp
Traditional Revenue/Margin Growth & Cash Flow
Office DEPOT OfficeMax
Our Core Cash Engine & Physical Assets
Value
Time

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This strategic approach aligns with the Company’s core focus on capitalizing on the expanding opportunities within the growing B2B marketplace – both in its traditional market segments and in new, high-growth industries – while optimizing cash flow in its retail segment. Recognizing evolving customer needs and potential in the enterprise sector, ODP is leveraging its core capabilities across its robust B2B assets built over the past 40 years, to pursue long-term growth opportunities in the B2B distribution and supply chain marketplace. These assets include the Company’s nationwide supply chain and global procurement presence, broad distribution capabilities, extensive B2B customer base, compelling value proposition, and strong balance sheet. In 2024, ODP Business Solutions captured transformational new business contracts, including securing one of the largest multi-year contracts in its history. In Veyer, the supply chain segment, the Company expanded partnerships and secured a major contract with one of the world’s largest social media focused e-commerce companies to deliver warehousing and fulfillment services for its online sales.

In alignment with its strategic growth objectives, the Company is actively pursuing opportunities in high growth, adjacent industry segments, focusing on building long-term distribution relationships in product and services categories beyond traditional office supplies. In 2024, the Company achieved progress by forging significant new relationships in the hospitality industry segment, securing a key new partnership with one of the world’s largest hotel management organizations becoming a preferred provider for Operating Supplies & Equipment. Through this agreement, ODP Business Solutions will become a primary distribution partner to reliably support the in-room hotel supply needs necessary to run operations and exceed their customers’ expectations. This product expansion and strategic partnership are crucial to ODP's evolution beyond office supplies, showcasing its strong asset base, reliable capabilities, and high-value offerings to enhance business experiences in the hospitality, healthcare, and adjacent sectors.

2024 Financial and Operational Highlights

ODP remained focused on working to navigate a challenging macroeconomic and business environment, while executing initiatives designed to position the Company for future profitable growth.

For 2024:

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Total sales were $7 billion, down 11% versus prior year on a reported basis. The decrease in reported sales was largely related to lower sales in the Office Depot Division primarily due to 47 fewer retail locations in service compared to the previous year and reduced retail and online consumer traffic, as well as lower sales in its ODP Business Solutions Division.
•
Adjusted EBITDA for 2024 was $268 million, compared to $459 million in 2023, reflecting the impact of lower sales volumes and higher operating expenses driven by macroeconomic pressures.
•
GAAP earnings per share from continuing operations (EPS) were $3.08, compared to $6.22 in 2023, and adjusted EPS from continuing operations was $3.30, down from $6.61 in 2023.
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Through its "Project Core" initiatives, ODP accelerated operational efficiencies, targeting future annualized cost savings of over $100 million to improve profitability.

Sustainability Achievements

In 2024, ODP continued to facilitate strategic non-financial environmental, social, and governance (ESG) initiatives that matter to our customers with ESG goals, achieving several notable milestones and exceeding targets in key areas. The Company’s Non-Financial ESG metrics achieved a strong overall performance level of 116% of target, reflecting significant progress on initiatives that directly benefit our customers and their communities.

•
Science-Based GHG Reduction Targets: Near-term goals validated by the Science-Based Targets Initiative (SBTi), supporting customers’ efforts to partner with environmentally conscious organizations.
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Scope 1 & 2 Emissions Reduction: Achieved a 39% reduction in Scope 1 and 2 emissions through 2024, with updated Scope 3 calculations underway, helping customers reduce their supply chain carbon footprints.
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Plastic Reduction: Reduced absolute plastic use in private label packaging and e-commerce shipping operations by 22.8% compared to the 2022 baseline, contributing to more sustainable packaging solutions for our customers.

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Commitment to Shareholder Value Creation

ODP’s results reflect its disciplined execution of strategic priorities, including a focus on operational excellence, sustainability initiatives, and a continued pivot toward B2B services. Despite a challenging environment, these efforts demonstrate ODP’s commitment to creating long-term value for shareholders.

Key 2024 Compensation Actions

The primary elements of our total direct compensation program for the NEOs and a summary of the actions taken by the C&T Committee during fiscal year 2024 are set forth below.

Compensation Component		Link to Business and Talent Objectives		2024 Compensation Actions

Base Salary (Page 46)	-	Competitive base salaries help attract and retain executive talent	-	On December 12, 2024, The ODP Corporation announced that Mr. Hood and Mr. Haggard
	-	Reflects the level and scope of responsibility within the Company		were appointed as Co-Chief Financial Officers. To achieve target total direct compensation parity, with Mr. Hood, Mr. Haggard's base salary was increased to $400,000, effective December 1, 2024.
			-	No other changes in base salary were made to our NEOs

Annual Cash Bonus (Page 46)	-	We operate a single annual bonus plan for our executives and approximately 1,550 employees	-	As more fully disclosed under '2024 Annual Bonus Plan,' the C&T Committee approved
-

Selected performance metrics focus executives and employees on achieving annual financial results and strategic non-financial results that are key indicators of annual financial and operational performance bonuses at 20% of target for Mr. Smith, Mr. Gannfors, Ms. Hlavinka, Mr. Centrella, Mr. Hood and Mr. Haggard. This decision, based on the Company’s performance relative to pre-established goals, reflects the Committee’s commitment to aligning pay outcomes with performance outcomes.

Long Term Incentive (LTI)	-	2024 long-term awards consist of performance shares and restricted stock units (RSUs)	-	Retained the same weighting as in 2023, with performance shares representing 60% of the
Compensation (Page 49)	-	Performance shares are based on 3-year relative Total Shareholder Return (TSR)		target value and RSUs representing 40% of the target value
		performance and EPS-CAGR	-	Of the performance shares, 50% will be
earned based on relative TSR performance vs peers and the remaining 50% will be based on adjusted EPS-CAGR
			-	Our 2022 performance share awards for rTSR performance shares will not be determined until after market close on March 10, 2025

Shareholder Feedback on Executive Compensation Programs

For fiscal year 2023 compensation decisions, we received 98.5% shareholder support on our Say-on-Pay advisory vote. This strong support is validation that our executive compensation programs are well-governed and aligned with shareholder interests. We continued our high level of engagement with shareholders in 2024, directly engaging with shareholders to seek feedback and to better understand their perspectives on our executive compensation program and opportunities for continuous improvement. The C&T Committee intends to monitor the overall program to ensure the ability to support the Company’s evolving strategic plan and to create commonality of interests between leadership and shareholders.

Our outreach to the investment community included our top 20 investors who collectively represent more than 70% of our outstanding common stock. We also received requests to engage with key shareholders outside of our top 20.

In 2024, representatives from our management team met directly with a number of key shareholders for the purpose of discussing matters related to corporate governance, including executive compensation practices and sustainability matters. A direct response to feedback from those meetings was introducing a business unit (“BU”) specific metric in our Annual Bonus Plan, which gives our BU executives an incentive to drive performance while also maintaining a balanced focus on

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total enterprise results. We received positive feedback that we have strongly governed compensation programs and our ESG metric in our Annual Bonus Plan is well structured and properly disclosed.

In addition, Management holds regular conference calls and participates in in-person meetings with investors following our quarterly earnings release as another way to gather feedback and respond to questions about specific matters of importance, such as executive compensation design. Regarding executive compensation, in general, shareholders provided positive feedback about our overall program.

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Key Compensation Elements

The various elements of compensation we pay to our NEOs are intended to reflect our compensation philosophy and: (i) provide an appropriate level of financial certainty through fixed compensation, (ii) ensure that at least 60% of equity compensation is performance-based, and (iii) create a balance of short-term and long-term incentives. The key elements of the Company’s fiscal year 2024 executive compensation program can be summarized as follows:

2024 Total Direct Compensation

	Base Salary	Annual Cash Bonus	Performance Shares	Restricted Stock Units

Who Receives	All Named Executive Officers

When Granted	Annually

Form of Delivery	Cash		Equity

Type of Performance	Individual	Short-Term emphasis (variable)	Long-Term emphasis (variable)

Performance Period	1 year	1 year	3 years	3 years

How Payout Determined	BOD/ C&T Committee Determination	Pre-established formulas approved by BOD/ C&T Committee	Pre-established formulas approved by BOD/ C&T Committee	RSUs vest based on time-based vesting schedule

Performance Measures	Individual	Adjusted EBITDA; Net Sales; Non-financial strategic ESG metric; BU metric for BU EVPs	Relative TSR; EPS-CAGR	RSUs are not subject to performance conditions

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Compensation Best Practices

The C&T Committee is guided by the following best practices in determining the compensation structure for our executives:

WHAT WE DO		WHAT WE DON'T DO

✓	Pay for performance by structuring a significant percentage of target annual compensation in the form of variable, at-risk compensation	X	We do not maintain compensation programs that we believe create risks reasonably likely to have a material adverse effect on the Company

✓	Equity is the largest component of compensation for our executives and directly aligns them with shareholder value	X	No excise tax gross-ups

✓	Use of pre-established performance goals that are aligned with creation of long-term shareholder value	X	No repricing of underwater stock options without shareholder approval

✓	Market comparison of executive compensation against a relevant peer group	X	No dividends or dividend equivalents on unearned equity awards

✓	Robust clawback policy in addition to the SEC required minimum policy	X	No hedging of our stock by our directors, executive officers and all other employees

✓	Use of rigorous stock ownership guidelines	X	No pledging of our stock by our directors or executive officers

✓	Use of an independent compensation consultant	X	No unapproved trading plans

✓	Annual say-on-pay vote	X	No spring-loading of stock options

✓	Performance assessment of our executives is multi-dimensional, covering the income statement, non-financial priorities, cash-flow statement and market performance

Performance Based Compensation

The C&T Committee annually reviews the total mix of compensation for our NEOs, which includes a significant portion of variable performance-based incentives that are linked to the attainment of critical performance targets and changes in shareholder value. The C&T Committee believes that each of these elements provides a meaningful reward opportunity to the NEOs, focuses our leadership team on the key drivers of success for the near- and long-term, and therefore supports our short-term and long-term strategic objectives and links realized pay directly to performance.

With respect to our CEO’s compensation, 90% of Mr. Smith’s target compensation was “at risk” in 2024 based on operating performance, relative TSR, and/or changes in stock price. Target compensation for our other NEOs in 2024 was 69% “at risk.”

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PRIMARY ELEMENTS OF TOTAL DIRECT COMPENSATION

Base Salary

The C&T Committee (members listed on page 26) conducted its annual review of executive compensation, considering external market data, scope of role, individual performance, and internal equity. Following this review, the C&T Committee determined to maintain base salaries at fiscal year 2023 levels for continuing executives. Notably, our CEO, Gerry Smith, has not received a base salary increase since his hire date on February 27, 2017. While this section focuses on salary, it is important to note that any changes to Mr. Smith's overall compensation has been limited to adjustments in STI (Short-Term Incentive) and LTI (Long-Term Incentive) opportunities, both of which are directly tied to achievement of measurable performance targets and align outcomes with shareholder value. His at-risk pay remains a significant percentage (90%) of his total compensation, reflecting our disciplined approach to executive pay practices. For Mr. Hood and Mr. Haggard, base salary adjustments were made effective September 1, 2024 and December 1, 2024, respectively, in recognition of their expanded responsibilities and later appointments to Co-Chief Financial Officers.

NEO Annualized Salary	2024	2023

Gerry P. Smith	$1,100,000	$1,100,000
John W. Gannfors	$600,000	$600,000
Sarah E. Hlavinka	$550,000	$550,000
David Centrella	$525,000	$525,000
Max Hood	$400,000	$335,000
Adam Haggard	$400,000	$275,000
D. Anthony Scaglione	$725,000	$725,000
Joseph S. Vassalluzzo	-	-

2024 Annual Bonus Plan

The Annual Bonus Plan is a cash annual incentive plan designed to compensate our executives and employees based on the achievement of annual corporate performance goals. The Annual Bonus Plan includes threshold, target and maximum payouts tied to adjusted EBITDA, Net Sales, non-financial strategic ESG goals and BU metrics for BU leaders. The Annual Bonus Plan puts strong focus on driving profitable growth and an appropriate balance between Total Company and BU performance. This marked the fourth consecutive year that ESG metrics were included in the Annual Bonus Plan. These metrics ensure accountability for meaningful results while aligning with our broader efforts to create value for our customers and shareholders.

The table below shows the C&T Committee-approved target bonus opportunity (expressed as a percentage of base salary) for each named executive officer. In setting the target bonus opportunity for each executive, the C&T Committee considers factors such as external market data, internal equity, and the scope of role for each executive.

NEO Target %	2024	2023

Gerry P. Smith	150%	150%
John W. Gannfors	90%	90%
Sarah E. Hlavinka	90%	90%
David Centrella	90%	90%
Max Hood (1)	60%	60%
Adam Haggard (1)	60%	50%
D. Anthony Scaglione	100%	100%
Joseph S. Vassalluzzo	-	-

1. Mr. Hood and Mr. Haggard were promoted to Co-CFOs in December 2024.

The 2024 Annual Bonus Plan was designed to align with market-competitive practices among the Company's peer group while providing upside opportunity for performance above target. Under the plan, our NEOs could earn between 0% and 175% of their respective 2024 annual incentive targets based on achieved performance. Failure to meet the threshold for

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any given performance metric results in zero funding for that metric. Additionally, the plan included a new modifier that proportionally reduced the bonus pool if Total Company Adjusted EBITDA fell below $400 million, ensuring alignment between payouts and overall Company financial performance. BU-specific metrics and non-financial ESG strategic measures could not pay out above 100% of target unless the Company met or exceeded its Total Company EBITDA target for 2024.

In early 2024, the Board of Directors approved the 2024 annual incentive financial targets. The financial targets were set rigorously, align with our financial plan and assumed full year performance for all business units. The financial plan assumed some normalization of business conditions in certain areas of our business, including a continued recovery in ODP Business Solutions driven by companies adapting to sustained hybrid work models or increasing in-office activities, the expected degradation in our Office Depot business due to secular declines and the planned closing of 47 stores as part of our strategic objective of optimizing our retail footprint, and investment in our three horizons strategy. These conditions resulted in our 2024 Financial Targets being set slightly lower than prior year.

When designing the Annual Bonus Plan in February of 2024, the C&T Committee established categories of significant, unplanned and unusual items that would be excluded from adjusted EBITDA and Net Sales. The pre-determined adjustments were intended to ensure that measured performance reflected the degree of management excellence in results and was not distorted upward or downward by factors outside management’s control. The adjustment categories set forth in the Annual Bonus Plan thereby foster “line of sight” between controllable performance and payouts, protect against artificial inflation or deflation in payouts, and assure fairness to both shareholders and management, and continued alignment of their interests.

For 2024, the categories of excludable items included: merger-related expenses; impacts of unplanned acquisitions and divestitures; any costs related to a strategic review of a segment for sale or joint ventures; legal and associated costs related to evaluating external transactions, including but not limited to tender offers and potential joint ventures; costs related to simplifying legal structures; impacts of change in classification from discontinued operations to continuing operations (and vice versa); restructuring charges; impairment charges related to goodwill, other intangible assets, and long-lived assets (non-cash); unplanned legal expenses related to attorney fees, judgments and settlements; and unplanned costs and benefits related to real estate strategy, including, but not limited to lease terminations or facility closure obligations; and other unplanned and unusual adjustments approved by the C&T Committee.

The table below summarizes the metrics and performance parameters for the 2024 Annual Bonus Plan:

For Messrs. Smith, Scaglione, Hood and Haggard, and Ms. Hlavinka:

2024 Company Metrics[1]	Weight	Threshold Parameter (50% Payout)[2]	Target Parameter (100% Payout)	Maximum Parameter (175% Payout)

Total Company Adjusted EBITDA	40%	$400.0 million	$411.0 million	$472.7 million
Total Company Net Sales	40%	$7.32 billion	$7.71 billion	$8.09 billion
Non-Financial ESG	20%	See Grids Below	See Grids Below	See Grids Below

For Mr. Gannfors:

2024 Company Metrics[1]	Weight	Threshold Parameter (50% Payout)[2]	Target Parameter (100% Payout)	Maximum Parameter (175% Payout)

Total Company Adjusted EBITDA	20%	$400.0 million	$411.0 million	$472.7 million
Total Company Net Sales	20%	$7.32 billion	$7.71 billion	$8.09 billion
Veyer BU External EBITDA	40%	$14.03 million	$16.5 million	$24.75 million
Non-Financial ESG	20%	See Grids Below	See Grids Below	See Grids Below

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For Mr. Centrella:

2024 Company Metrics[1]	Weight	Threshold Parameter (50% Payout)[2]	Target Parameter (100% Payout)	Maximum Parameter (175% Payout)

Total Company Adjusted EBITDA	20%	$400.0 million	$411.0 million	$472.7 million
Total Company Net Sales	20%	$7.32 billion	$7.71 billion	$8.09 billion
ODPBS AOI	20%	$176.4 million	$196 million	$235.2 million
ODPBS Net Sales	20%	$3.84 billion	$4.04 billion	$4.25 billion
Non-Financial ESG	20%	See Grids Below	See Grids Below	See Grids Below

1. Adjusted EBITDA, Net Sales, and AOI are non-GAAP financial measures. For purposes of our 2024 Annual Bonus Plan, we used Adjusted EBITDA and Sales as reported in our fourth quarter fiscal 2024 earnings press release included as an exhibit to our Current Report on Form 8-K furnished on February 26, 2025 and adjusted them in accordance with the categories of excluded items previously noted.

2. Threshold payout for Total Company Adjusted EBITDA is 75%.

In addition, the C&T Committee approved the inclusion of the below ESG initiatives which comprise 20% of the Annual Bonus Plan for 2024. The table below summarizes the ESG Initiatives and the strategic measures that were assessed by the C&T Committee at the end of fiscal year 2024 to determine the achievement of these initiatives.

Weighting
(of 20%)	ESG Initiative	Strategic Measure
33.33%	Environmental	Reduce the Company’s absolute plastic packaging use for its private label products and ecommerce shipping operations by 4% in 2024 vs 2023
33.33%	Social	Increase the amount of diverse supplier spend relative to overall spend to 4.6%
33.33%	Environmental	Reduce by 5% the Company’s greenhouse gas (GHG) emissions in Scope 1 (Company Facilities, Company Vehicle) and Scope 2 (Electricity, Steam, Heating & Cooling for own use) vs 2023

Absolute Plastic Reduction		Diverse Supplier Spend		Greenhouse Gas Emissions Reduction
Attainment Level	Payout	Attainment Level	Payout	Attainment Level	Payout
Below 3.5%	0%	Below 4.45%	0%	Below 4.5%	0%
3.5% Reduction	50%	4.45% Penetration	50%	4.5% Reduction	50%
4% Reduction (target)	100%	4.6% Penetration	100%	5% Reduction	100%
6% Reduction	137.5%	5% Penetration	137.5%	8% Reduction	137.5%
8%+ Reduction	175%	5.4%+ Penetration	175%	11% Reduction	175%

2024 Annual Bonus Plan Results

For purposes of determining the level of achievement for each of the financial bonus metrics under the Annual Bonus Plan, the C&T Committee reviewed our 2024 audited financial statements approved by the Audit Committee. Based on this review, the C&T Committee certified achievement of the Adjusted EBITDA and Net Sales performance results as reflected in the following table.

For Messrs. Smith, Scaglione, Hood, and Haggard, and Ms. Hlavinka:

2024 Company Metrics[1]	Weight	Threshold Parameter (50% Payout)[2]	Target Parameter (100% Payout)	Maximum Parameter (175% Payout)	2024 Performance	Earned Percentage (Weighted)

Total Company Adjusted EBITDA	40%	$400.0 million	$411.0 million	$472.7 million	$267.6 million	0%
Total Company Net Sales	40%	$7.32 billion	$7.71 billion	$8.09 billion	$6.99 billion	0%
Non-Financial ESG	20%	See Previous Page	See Previous Page	See Previous Page	See below	116.67%
					Total[2]	20.00%

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For Mr. Gannfors:

2024 Company Metrics[1]	Weight	Threshold Parameter (50% Payout)[2]	Target Parameter (100% Payout)	Maximum Parameter (175% Payout)	2024 Performance	Earned Percentage (Weighted)

Total Company Adjusted EBITDA	20%	$400.0 million	$411.0 million	$472.7 million	$267.6 million	0%
Total Company Net Sales	20%	$7.32 billion	$7.71 billion	$8.09 billion	$6.99 billion	0%
Veyer External EBITDA	40%	$14.03 million	$16.5 million	$24.75 million	$10.5 million	0%
Non-Financial ESG	20%	See Previous Page	See Previous Page	See Previous Page	See below	116.67%
					Total[2]	20.00%

For Mr. Centrella:

2024 Company Metrics[1]	Weight	Threshold Parameter (50% Payout)[2]	Target Parameter (100% Payout)	Maximum Parameter (175% Payout)	2024 Performance	Earned Percentage (Weighted)

Total Company Adjusted EBITDA	20%	$400.0 million	$411.0 million	$472.7 million	$267.6 million	0%
Total Company Net Sales	20%	$7.32 billion	$7.71 billion	$8.09 billion	$6.99 billion	0%
ODPBS AOI	20%	$176.4 million	$196 million	$235.2 million	$111.9 million	0%
ODPBS Net Sales	20%	$3.84 billion	$4.04 billion	$4.25 billion	$3.59 billion	0%
Non-Financial ESG	20%	See Previous Page	See Previous Page	See Previous Page	See below	116.67%
					Total[2]	20.00%

* 1. Adjusted EBITDA and Net Sales are non-GAAP financial measures. For purposes of our 2024 Annual Bonus Plan, we used Adjusted EBITDA and Sales as reported in our fourth quarter fiscal year 2024 earnings press release included as an exhibit to our Current Report on Form 8-K furnished on February 26, 2025, and adjusted them in accordance with the categories of excluded items previously noted.

2. Business Unit and ESG metrics cannot exceed 100% of target payout unless Total Company EBITDA target is met or exceeded.

In 2024, the Company’s Non-Financial ESG metrics achieved a strong overall performance level of 116.67% of target, reflecting progress on key sustainability and supplier diversity initiatives. The Absolute Plastic Reduction, and Supplier Diversity spend metrics exceeded targets, while Greenhouse Gas Emissions Reduction reached 4.1%, an improvement over last year.

However, in alignment with the Annual Bonus Plan’s design, the payout for these metrics was capped at 100% of target, ensuring alignment with the Company’s broader financial performance framework. This approach reinforces the importance of balancing metric-specific achievements with overall business outcomes, highlighting the Company’s disciplined and shareholder-focused strategy. We maintained our focus on these key metrics because they are essential for supporting our customers' sustainability objectives. Our enterprise customers in ODP Business Solutions expect robust sustainability engagement and continuous improvement, and we remain committed to helping them achieve their sustainability goals.

The threshold, target and maximum payout for each NEO are disclosed in the “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” column of the Grants of Plan-Based Awards in Fiscal Year 2024 table on page 63. The actual dollar amounts earned by our NEOs in fiscal year 2024, pursuant to the Annual Bonus Plan, are disclosed in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table on page 61.

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2024 Long-Term Incentive Program

The purpose of our long-term incentive program is to further align the long-term interests of management with those of our shareholders and help retain our key talent. These objectives must be balanced such that successful, high-achieving employees remain motivated and committed even in periods of temporary market downturns or volatility in our performance as well as the periods where we have strategic transactions that create uncertainty. In support of these objectives, the 2024 LTIP award includes both time and performance-based components to promote long-term retention and achievement of key operating objectives. The program design emphasizes performance-based awards (60% of the LTIP) to reward sustained success while incorporating time-based awards (40% of the LTIP) to support retention and align executives with long-term shareholder value:

LTIP Award	Weighting	Rationale and Key Features

		•	Incentivizes achievement of specific, measurable goals over a three-year cumulative performance cycle.
Performance Shares	60%	•	Shares earned based on performance, ranging from 0% for below-threshold results to 200% of the target for maximum performance.
		•	Vests on March 10, 2027, subject to continued employment, aligning long-term goals with shareholder value.

Restricted Stock		•	Aligns executive pay with company performance through stock price appreciation.
Units	40%	•	Encourages retention and fosters executive ownership in company stock.
		•	Vests in equal annual increments over three years, supporting long-term focus.

Our 2024 performance shares are subject to two equally weighted performance metrics: (i) our 3-year TSR relative to the TSR of our performance peer group and (ii) 3-year adjusted Earnings Per Share- Compound Annual Growth Rate (EPS-CAGR). These metrics are designed to align executive compensation with long-term shareholder value and sustained financial growth.

Performance Share Metrics	Weighting	Rationale for Selection

3-year Relative TSR	50%	•	Based on TSR for the company relative to peers over the performance period from March 25, 2024, to March 25, 2027.
		•	Aligns earned compensation directly with the shareholder experience through relative TSR performance.
		•	Caps awards at 100% of the target if absolute TSR over the performance period is negative, ensuring accountability even during challenging market conditions.

3-year EPS- CAGR	50%	•	Calculated based on adjusted EPS-CAGR for the performance period from December 31, 2023 to December 26, 2026, reflecting the company’s ability to drive sustainable earnings growth.
		•	Links executive compensation directly to profitability improvements, aligning incentives with shareholder interests over the long term.
		•	Focuses on consistent, measurable growth in adjusted earnings, a key indicator of operational success and shareholder value.

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To reinforce alignment with shareholder interests, payouts under the TSR metric are capped at 100% if absolute TSR is negative and limited to a maximum of 200% of the target if absolute TSR is positive, with intermediate performance levels determined using straight-line interpolation to ensure transparency and consistency in performance measurement; the C&T Committee set the following thresholds, targets, and maximum parameters for each of the applicable metrics selected under the 2024 LTIP:

Total Shareholder Return (vs. peers)	Threshold Parameter (50% Payout)	Target Parameter (100% Payout)	Maximum Parameter (200% Payout)
Company TSR is Positive	25th percentile	50th Percentile	85th Percentile
Company TSR is Negative	25th Percentile	50th Percentile	N/A- Maximum is 100% Payout (50th Percentile or more)

EPS- CAGR	Threshold Parameter (50% Payout)	Target Parameter (100% Payout)	Maximum Parameter (200% Payout)
	12.8%	17.1%	21.4%

The C&T Committee and Board, as applicable, approved the following awards to be granted to the NEOs under the 2024 LTIP:

Name	RSU Value ($)	Performance Share Target Value ($)	Total

Gerry P. Smith	$3,200,000	$4,800,000	$8,000,000
John W. Gannfors	$480,000	$720,000	$1,200,000
Sarah E. Hlavinka	$400,000	$600,000	$1,000,000
David Centrella	$400,000	$600,000	$1,000,000
Max Hood	$140,000	$210,000	$350,000
Adam Haggard	$110,000	$165,000	$275,000
D. Anthony Scaglione	$760,000	$1,140,000	$1,900,000
Joseph S. Vassalluzzo	$550,000	-	$550,000

Note: See 'Interim Principal Executive Officer Compensation' section below for explanation on Mr. Vassalluzzo's grant.

The annual equity grants for 2024 were approved by the C&T Committee in March 2024 after our earnings were released for the 2023 fiscal year end. The C&T Committee granted equity under the shareholder approved 2021 Long-Term Equity Incentive Plan. New hire grants (if applicable) made during the year are granted on the later of the first business day of employment or on the business day following the grant approval by the C&T Committee.

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2022 LTIP Results

The 2022 LTIP awards include performance awards tied 100% to the Company's relative TSR compared to the peer group for the performance period beginning on March 10, 2022 and ending on March 10, 2025. Under the plan, maximum payouts are capped at 100% if the Company’s absolute TSR over the performance period is negative, regardless of relative performance.

For the 2022 awards, our relative TSR was -[60.82%], placing us in the [15.44th] percentile of the peer group, resulting in a payout of 25%.

Further information on the 2022 LTIP plan design is included in our Proxy Statement filed with the SEC on March 16, 2023. The following table shows the target and results for the three-year performance period for the 2022 LTIP awards.

	Threshold	Target	Maximum	3-year
Performance Metric	Parameter	Parameter	Parameter	Performance	Payout %
	(25% Payout)	(100% Payout)	(200% Payout)
3-year rTSR	Below 30th percentile	50th percentile	90th percentile	[15.44th Percentile]	25%

2021 PSU Results

Although the CD&A focuses on 2024 compensation, we are including this update to provide the final results of the 2021 LTIP awards which had not yet vested at the time the 2023 Proxy was filed. The 2021 awards were split between FCF, reported last year, and relative TSR, which was finalized after market close on April 22, 2024. For the 2021 awards, our relative TSR was 21.03%, placing us in the 53.33th percentile of our peer group and resulting in a payout of 108.33%. Further information on the 2021 LTIP plan design is included in our Proxy Statement filed with the SEC on March 17, 2022.

Fiscal Year 2025 Executive Compensation Program Changes

In determining our compensation practices for fiscal year 2025, management recommended, and the C&T Committee approved, refinements to our Annual Bonus Plan to simplify the overall design while providing deeper accountability, driving performance, and reinforcing our priorities. To that end, the Annual Bonus Plan for fiscal year 2025 will be based on the Total Company financial metrics of adjusted EBITDA and Adjusted Free Cash Flow, with select financial metrics assigned to the business units to support growth initiatives. Additionally, Non-Financial ESG metrics have been removed from the plan. The C&T Committee believes these changes will drive sustained focus from our executive leadership team on the metrics that we believe will build long-term value for our shareholders.

In addition, based on management's recommendations, the C&T Committee approved changes to our fiscal year 2025 long-term incentive program aimed at driving business results that align with those of our shareholders. Accordingly, the 2025 Performance Shares will rely exclusively on the achievement of relative TSR metrics to drive pay for performance by ensuring that our performance versus our peer group's relative performance is aligned over a three-year period.

Additional information on the fiscal year 2025 executive compensation program will be found in the 2026 proxy statement.

Interim Principal Executive Officer Compensation

In September 2023, the Board appointed Mr. Vassalluzzo, the Company’s non-executive Chair of the Board, to serve as Interim Principal Executive Officer while Mr. Smith began a temporary medical leave of absence. Mr. Vassalluzzo served in this role from September 2023 through January 2024 when Mr. Smith returned to his full time duties. In February 2024, the C&T Committee met and considered Mr. Vassalluzzo’s service as Interim Principal Executive Officer and recommended (and the Board approved) a one-time grant to Mr. Vassalluzzo of fully vested stock in the amount of $550,000, which was made on March 25, 2024. As per his other compensation for service on the Board of Directors, the distribution of this one-time grant was deferred until Mr. Vassalluzzo’s separation date from the Board on June 10, 2024.

•••

EXECUTIVE COMPENSATION PROCESS AND GOVERNANCE

Executive Compensation Oversight Responsibilities

The table below summarizes the key oversight responsibilities for executive compensation.

Compensation & Talent Committee

• Establishes executive compensation philosophy

• Approves incentive compensation programs and target performance expectations for the annual bonus plan and long-term incentive plan

• Approves all compensation actions for the named executive officers, other than the CEO (which is approved by the Board)

Independent Consultant - Meridian Compensation Partners, LLC

• Provides independent advice, research, and analytical services on a variety of subjects to the C&T Committee, including compensation of named executive officers, non-employee director compensation and executive compensation trends

• Participates in C&T Committee meetings as requested and communicates with the Chair of the C&T Committee between meetings

• Meridian reported to the C&T Committee, did not perform any other services for the Company, and had no economic or other ties to the Company or the management team that could compromise its independence or objectivity

• C&T Committee regularly considered Meridian’s independence; in 2024, the C&T Committee concluded that Meridian was independent and that its work for the C&T Committee did not raise any conflicts of interest

CEO and Management

• Management, including the CEO, develops preliminary recommendations regarding compensation matters with respect to all NEOs, other than the CEO, and provides these recommendations to the C&T Committee, which makes the final decisions, with advice from Meridian, as appropriate

• Responsible for the administration of certain compensation programs once C&T Committee decisions are finalized

Peer Companies

The C&T Committee believes benchmarking is a useful method to gauge both the compensation level and compensation mix for executives within competitive job markets that are relevant to the Company. The C&T Committee reviews total direct compensation compared to levels at peer companies that we believe are reflective of our business. Data is gathered from the proxy statements of our peer group (as defined below) as well as industry surveys for benchmarking purposes in review and analysis of base salaries, bonuses, long-term incentives, and benefits/perquisites to establish our executive compensation program.

The benchmark peer group was developed based on the following criteria:

•
Initial Selection focused on companies in the Retail Global Industry Classification Standard (“GICS”) industry and the following B2B GICS sub-industries:
•
Commercial Printing
•
Data Processing & Outsourced Services
•
Health Care Distributors
•
Distributors
•
IT Consulting & Other Services
•
Office Services & Supplies

•••

•
Technology Distributors
•
Trading Companies & Distributors
•
Companies within the selected GICS codes were then screened further based on the following additional criteria:
•
One-third to three times our revenue;
•
One-fifth to five times our market cap;
•
Similar operating margin; and
•
Similar business model, including product lines and services, business-to-business distributor, and/or business-to-business services presence.

Companies selected for the benchmark peer group were required to have a significant number of the characteristics described above, but not necessarily all of them. Judgment was used to ensure that the median revenue of the group remained reasonable relative to our revenues and to create a balanced mix of retailers, distributors, and service companies.

While we strive for year-over-year continuity for our benchmark peer group, the peer group data is generally reviewed annually, based on input from Meridian, to determine if modifications to the peer group or the criteria used to determine the peer group are necessary to ensure a representative peer group. In October 2023, the benchmark peer group was adjusted to promote continuous alignment with appropriate market references and ensure that positioning relative to the peer group on key financial metrics remain reasonable.

The C&T Committee also approved the revised benchmark peer group for 2024 and recommended the peer group to the Board, which also approved it. The 2024 benchmark peer group is comprised of 20 companies with representation from eight retailers and 12 B2B companies. The B2B/Retail mix is 60% B2B and 40% Retail. The companies listed below represent the benchmark peer group used to evaluate and set 2024 pay:

Advanced Auto Parts	CDW Corporation	ScanSource, Inc.
American Eagle Outfitters, Inc.	Insight Enterprises, Inc.	Steelcase, Inc.
Arrow Electronics, Inc.	MillerKnoll, Inc.	Veritiv Corporation
Avnet, Inc.	P.C. Connection	W. W. Grainger, Inc.
Best Buy Co., Inc.	Pitney Bowes	WESCO International, Inc.
Big Lots, Inc.	Rent A Center Inc.	Williams-Sonoma, Inc.
BJ’s Wholesale Club Holdings, Inc.	Sally Beauty Holdings, Inc.

Peer Industry Mix	ODP Revenue Mix

•••

Performance awards that use relative TSR as a performance criterion will continue to use the Performance peer group or index that was approved at the time of the grant of the awards, with adjustments to the peer group only as specified in the applicable award agreement.

In addition to the benchmark peer group compensation information, the C&T Committee generally considers the following in making executive compensation decisions:

•
Our financial performance and the financial performance of the peer group;
•
Individual performance, experience, and responsibilities in the executive’s current position;
•
Internal parity among executive officers;
•
Target total direct compensation structures (i.e., sum of salary, annual bonus, and equity awards);
•
Variable compensation program design; and/or
•
Benefit and perquisite offerings.

When making compensation decisions, the C&T Committee not only considers each element of compensation individually (i.e., base salary, short-term incentives, and long-term incentives), but also considers the target total direct compensation and mix of compensation paid to the NEOs. The C&T Committee also considers strategic business decisions when developing and approving the compensation program.

OTHER COMPENSATION AND GOVERNANCE MATTERS

Employment and Change-in-Control Agreements

The C&T Committee believes that employment letter agreements and change in control arrangements are necessary to attract and retain qualified executives. Our letter agreements with our NEOs generally set forth the terms of the officer’s employment with the Company and also provide for severance benefits if the officer is involuntarily terminated without cause or, in some cases, if the officer voluntarily terminates the officer’s employment for good reason, and such termination is not in connection with a change in control (“CIC”). The retention of key management is essential to and in our and our shareholders’ best interests. The C&T Committee believes reasonable severance benefits help ensure the continued dedication and efforts of management without undue concern for or distraction by their personal, financial and employment security.

Similarly, the C&T Committee believes that CIC agreements effectively motivate executives to remain engaged and strive to create shareholder value in the event the Company becomes an acquisition target or is targeting another company for acquisition, despite the risk of job loss or the loss of equity vesting opportunity. In addition, these severance and CIC arrangements are necessary to attract and retain qualified executives who may have other job alternatives that may appear to them to be less risky absent these arrangements, and these arrangements are particularly important to the Company given the high levels of competition for executive talent in the retail sector.

We have an Executive Change in Control Severance Plan (the “CIC Plan”) pursuant to which we will provide certain severance pay and other benefits to key executives, including the NEOs, who are viewed by us as critical to the continued leadership of the Company in the event of a CIC. The use of a planned approach provides many benefits when compared to entering into individual change in control agreements with each NEO. In most instances, this method ensures consistent terms and provisions and allows us flexibility to amend or change our practices in response to market trends and best practices. The CIC Plan includes features considered to be best practices, including a double-trigger for CIC benefits.

Our letter agreements and the CIC Plan generally require the NEO to sign a release of claims and to abide by certain confidentiality, non-solicitation, non-compete and related restrictive covenants as a condition of receiving severance payments.

For a detailed description of our CIC Plan and our letter agreements with our NEOs, please see the section entitled “Summary of Executive Agreements and Potential Payments upon Termination or Change in Control” beginning on page 68.

•••

Executive Perquisites and Other Benefits

Consistent with the benchmark peer group practice and current trends in executive compensation, we provide the following limited number of perquisites to our NEOs: car allowances, financial planning services, and executive physicals are available to our NEOs. Other perquisites are offered when needed for the attraction and retention of executive talent and to allow NEOs to efficiently handle the responsibilities of their position.

We also provide the NEOs with core benefits that are generally available to our other full-time employees (e.g., coverage for medical, dental, vision care, prescription drugs, annual physical, and basic life insurance and long-term disability coverage), plus voluntary benefits that a NEO may select (e.g., supplemental life insurance).

In addition, we have a matching contribution to the 401(k) Plan for all participants, including the NEOs, which is equal to 50% of employee deferrals on the first 6% of eligible earnings (up to plan limits). The C&T Committee believes it is important to offer a benefit of this nature to further motivate and retain employees.

Management’s Stock Ownership Policy

The C&T Committee believes that the NEOs should maintain a meaningful equity interest in the Company through the ownership of stock. This ensures that the executive will pursue the long-term interests of shareholders since they are shareholders themselves. As such, the following stock ownership guidelines are in place for our NEOs still employed by the Company:

Position	Stock Ownership Requirement
CEO	6x annual base salary
All other NEOs	3x annual base salary

Our stock ownership guidelines are reviewed annually and are robust and continue to reflect current corporate governance trends. We require that all NEOs satisfy the ownership requirement by holding Company stock equal to a multiple of base salary rather than as a fixed number of shares. This requires NEOs to hold more shares in the event that our stock price decreases. Our CEO and NEOs are only permitted to sell stock before meeting the ownership requirements if they retain 50% of the net shares (after shares are disposed of to pay for taxes and acquisition), which ensures they are making progress towards meeting the guideline.

The type of equity considered for purposes of determining compliance with the stock ownership guidelines is equity that is earned or vested, which is defined as the following:

•
Shares held outright (including restricted stock for which the restrictions have lapsed and shares purchased on the open market);
•
Vested RSUs that have been deferred for tax purposes; and
•
Shares held in 401(k) accounts.

Unearned performance shares and unexercised stock options do not count towards meeting the guideline. The C&T Committee annually reviews each NEO’s progress towards meeting the ownership guidelines.

Clawback and Forfeiture Provisions

The Company has two incentive compensation clawback policies in place. The Policy for the Recovery of Erroneously Awarded Incentive-Based Compensation, adopted for purposes of compliance with Section 10D of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Nasdaq listing standards, provides for the mandatory recovery of both cash-and equity-based compensation paid on the basis of the achievement of financial performance measures in the event of an accounting restatement. The other policy, our Recoupment Policy, provides that if we restate our reported financial results for any period beginning after January 1, 2010, the Board may recoup, when appropriate and in accordance with applicable laws, “Recoverable Compensation” received by an executive officer (including former executive officers) of the Company during the three completed fiscal years immediately preceding a restatement of financial results. To the extent practicable and in the best interests of shareholders, the amount recouped will include the excess of Recoverable

•••

Compensation that otherwise would not have been paid or granted or would not have vested had the actual payment, granting or vesting been calculated based on accurate data or restated financial results. Recoverable Compensation is defined to include any cash or equity-based compensation earned upon the attainment of financial goals and any awards that are based purely on non-financial goals as well as stock options, restricted stock units and other equity awards that are only subject to service-based vesting conditions.

Hedging and Pledging Prohibition

The Board adopted an anti-hedging policy that prohibits hedging transactions with respect to Company securities and derivatives by our Directors, executive officers and all other employees. Furthermore, the Board adopted an anti-pledging policy that prohibits our Directors and executive officers from using Company stock as collateral for any borrowing.

Effect of Tax and Accounting Considerations on Compensation Design

Section 162(m) of the Internal Revenue Code of 1986, as amended (“Section 162(m)”), limits the deductibility by the Company of compensation paid to certain executive officers to no more than $1,000,000 paid in any one year.

While the C&T Committee considers the deductibility of awards as one factor in determining executive compensation, the C&T Committee also looks at other factors in making its decisions, as noted above, and retains the flexibility to award compensation that it determines to be consistent with the goals of our executive compensation program even if the awards are not deductible by the Company for tax purposes.

•••

FORWARD LOOKING STATEMENTS

This Proxy Statement and other Company communications may contain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”), that involve risks and uncertainties. These forward-looking statements include both historical information and other information that can be used to infer future performance. While certain information has specifically been identified as being forward-looking in the context of its presentation, we caution you that, with the exception of information that is historical, all the information contained in this Proxy Statement should be considered to be “forward-looking statements” as referred to in the Reform Act. Without limiting the generality of the preceding sentence, any time we use the words “estimate,” “project,” “intend,” “expect,” “believe,” “anticipate,” “continue” and similar expressions, we intend to clearly express that the information deals with possible future events and is forward-looking in nature.

Significant factors that could impact our future results are described in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K filed with the U.S. Securities and Exchange Commission. ODP does not assume any obligation to update or revise any forward-looking statements. We assume no obligation (and specifically disclaim any such obligation) to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

COMPENSATION & TALENT COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Ms. Campbell, Ms. Jamison, Mr. Levitt, Mr. Samant and Ms. Schoppert served as members of the C&T Committee for all or a portion of fiscal year 2024. None of such committee members (i) was, during fiscal year 2024, an officer or employee of the Company or any of its subsidiaries, was formerly an officer of the Company or any of its subsidiaries; or (iii) had any relationship requiring disclosure by the Company pursuant to any paragraph of Item 404 of Regulation S-K promulgated by the SEC. No executive officer of the Company served as an executive officer, director or member of a compensation committee of any other entity of which an executive officer or director of such entity is a member of the C&T Committee of the Company or the Company’s Board of Directors.

COMPENSATION & TALENT COMMITTEE REPORT

The C&T Committee has reviewed and discussed this Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with our management and based on such review and discussion, the C&T Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Submitted by the C&T Committee of the Board of Directors:

Kristin A. Campbell (Chair)

Cynthia T. Jamison

Evan Levitt
Shashank Samant

•••

COMPENSATION PROGRAMS RISK ASSESSMENT

In February 2024, the C&T Committee, in a joint meeting with the Audit Committee, reviewed management’s assessment of risk related to the Company’s 2023 compensation programs and practices. Based on this review, the Committees concluded that these programs do not create risks that are reasonably likely to have a material adverse effect on the Company. The C&T Committee’s independent compensation consultant also evaluated the 2023 compensation programs and did not identify any ODP compensation policy or practice likely to cause excessive risk-taking with a material adverse impact.

The Company’s 2024 compensation programs remain consistent with prior years and did not undergo material changes from 2023. Our compensation programs continue to be structured with governance features that mitigate undue risk-taking, including:

•
Oversight of compensation programs (or components of programs) by the C&T Committee and by a broad-based group of functions within the Company, including the Human Resources, Legal, Finance and Internal Audit Departments;
•
Discretion provided to the C&T Committee (including negative discretion) to set targets, monitor performance, and determine final incentive award payouts;
•
A variety of programs that provide focus on both short- and long-term goals and provide a balanced mixture of cash and equity compensation;
•
Majority of the annual incentives focused on the use of financial metrics based on our annual operating plan which is approved by the Board;
•
Multi-year service-based vesting conditions with respect to equity-based awards;
•
Adoption of a total shareholder return metric under the long-term incentive program;
•
Rigorous stock ownership guidelines; and
•
An incentive pay recoupment policy which provides for recoupment of incentive compensation in the event of a financial restatement.

We continue to periodically monitor our incentive programs throughout the year to ensure they support long-term value creation, appropriately balance risk and reward, and align with our enterprise risk management efforts.

•••

COMPENSATION TABLES

SUMMARY COMPENSATION TABLE

Summary Compensation Table for Fiscal Years 2022 - 2024
(a)	(b)	(c)[1]	(d)[2]	(e)[3]	(f)[4]	(g)[5]	(h)
Named Officers and Principal Positions	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)

	2024	$1,100,000	$-	$8,000,000	$330,000	$32,889	$9,462,889
Gerry P. Smith	2023	$1,100,000	$-	$8,000,000	$1,659,900	$75,379	$10,835,279
Chief Executive Officer	2022	$1,100,000	$-	$7,500,000	$1,889,593	$34,150	$10,523,743

	2024	$600,000	$-	$1,200,000	$108,000	$37,331	$1,945,331
John W. Gannfors	2023	$600,000	$-	$1,200,000	$622,080	$37,542	$2,459,622
Executive Vice President, President of Veyer	2022	$600,000	$-	$1,200,000	$618,412	$36,542	$2,454,954

	2024	$550,000	$-	$1,000,000	$99,000	$25,950	$1,674,950
Sarah E. Hlavinka	2023	$550,000	$-	$1,000,000	$497,970	$25,500	$2,073,470
Executive Vice President, Chief Legal Officer &	2022	$383,173	$350,000	$1,060,269	$388,290	$11,100	$2,192,832
Corporate Secretary

	2024	$525,000	$-	$1,000,000	$94,500	$71,122	$1,690,622
David Centrella	2023	$525,000	$-	$1,000,000	$485,399	$68,158	$2,078,557
Executive Vice President, President of ODP Business		$-	$-	$-	$-	$-	$-
Solutions		$-	$-	$-	$-	$-	$-

Max Hood	2024	$369,327	$-	$700,000	$44,619	$33,750	$1,147,696
Senior Vice President, Co-Chief Financial Officer		$-	$-	$-	$-	$-	$-
		$-	$-	$-	$-	$-	$-

Adam Haggard	2024	$301,442	$-	$625,000	$33,260	$14,845	$974,547
Senior Vice President, Co-Chief Financial Officer		$-	$-	$-	$-	$-	$-
		$-	$-	$-	$-	$-	$-

	2024	$543,750	$-	$1,900,000	$-	$32,901	$2,476,651
D. Anthony Scaglione	2023	$725,000	$-	$1,900,000	$729,350	$38,500	$3,392,850
Executive Vice President, Chief Financial Officer	2022	$725,000	$-	$1,900,000	$830,276	$37,750	$3,493,026

	2024	$-	$-	$707,534	$-	$153,940	$861,474
Joseph S. Vassalluzzo	2023	$-	$-	$157,528	$-	$292,500	$450,028
Former Interim Principal Executive Officer (6)		$-	$-	$-	$-	$-	$-

(1)
Column (c) is used to record salary amounts that include cash compensation earned by each NEO, as well as any amounts earned in those years but contributed into an NEO’s The ODP Corporation 401(k) Plan at the election of the NEO.
(2)
There were no discretionary bonuses awarded in 2024. Our Annual Bonus Plan payments are reflected in column (f).
(3)
The dollar amounts in column (e) reflect the aggregate grant date fair value of equity awards granted within the fiscal year computed in accordance with FASB ASC Topic 718 for stock-based compensation. The 2024 awards were granted under the 2021 LTIP. These amounts reflect the total grant date fair value for these awards, and do not correspond to the actual value that will be recognized as income by each of the NEOs when received. Assumptions used in the calculation of these award amounts are included in Notes 11 and 12 to the consolidated financial statements included in our 2024 Annual Report. For 2024, the aggregate grant date fair value of equity awards reported in column (e) reflects the grant date fair value of performance-based stock units plus the grant date fair value of time-vested restricted stock units granted to the NEOs. The grant date fair value of the performance-based stock units at the maximum level of achievement is $9,600,047 for Mr. Smith, $1,440,025 for Mr. Gannfors, $1,200,025 for Ms. Hlavinka and Mr. Centrella, $419,987 for Mr. Hood, $329,981 for Mr. Haggard, and $2,279,973 for Mr. Scaglione.
(4)
The amounts in column (f) for fiscal year 2024 reflect cash awards earned under the 2024 Annual Bonus Plan, which is discussed in more detail above under the heading “2024 Annual Bonus Plan.” The amounts reported for fiscal year 2024 were based on fiscal year 2024 performance and were paid to all of the NEOs.
(5)
The dollar amounts in column (g) summarize the amounts included in the “Other Compensation Table for Fiscal Year 2024” that follows, which reflects the types and dollar amounts of perquisites and other personal benefits provided to the NEOs during fiscal year 2024. For purposes of computing the dollar amounts of the items listed in the Other Compensation Table, except as otherwise noted, the actual incremental costs to the Company of providing the perquisites and other personal benefits to the NEOs were used. Each perquisite and other personal benefit included

•••

in the Other Compensation Table that follows is described in more detail in the narratives immediately following the table.
(6)
Mr. Vassalluzzo served as the independent non-executive Chairman of the Board to lead the Board of Directors from February 2017 through June 10, 2024 when he separated service from the Board, and received an additional annual cash retainer of $200,000 to serve as independent non-Executive Chairman. His 2024 cash retainer of $130,178 represents the pro-rated payment for his time served on the Board in 2024. On June 10, 2024, Mr. Vassalluzzo received dividend equivalent payments of $23,761 that were accrued on fully vested stock awards granted between 2017 and 2019 which were distributed to him upon his separation of service. Mr. Vassalluzzo received Equity Compensation of $157,528 on April 26, 2024 as compensation for his role as the independent non-executive Chair of the Board of Directors for fiscal year 2024. Please refer to the Director Compensation table on page 20 and the Equity Compensation Paid to Directors table on page 21 for details on compensation to non-employee Directors. He also received a one-time equity grant of $550,000 on March 25, 2024 for his service as the Company's Interim Principle Executive Officer from September 2023 through January 2024.

OTHER COMPENSATION TABLE FOR FISCAL YEAR 2024

Other Compensation Table for Fiscal Year 2024

(a)	(b)[1]	(c)[2]	(d)[3]	(e)[4]	(f)
Named Officers	Car Allowance	401k Match	Financial planning	Other	Total

Gerry P. Smith	$25,000	$7,692	-	$196	$32,889

John W. Gannfors	$15,600	$8,731	$13,000	-	$37,331

Sarah E. Hlavinka	$15,600	$10,350	-	-	$25,950

David Centrella	$15,600	$8,168	-	$47,354	$71,122

Max Hood	$10,400	$10,350	$13,000	-	$33,750

Adam Haggard	$7,900	$6,945	-	-	$14,845

D. Anthony Scaglione	$11,700	$10,350	$10,851	-	$32,901

Joseph S. Vassalluzzo (5)	-	-	-	$153,940	$153,940

(1)
Column (b) reflects the car allowance of each NEO during fiscal year 2024 as part of the Executive Car Allowance Program.
(2)
Column (c) reflects the cost of matching contributions under The ODP Corporation’s 401(k) Plan of up to 3% of eligible compensation for the fiscal year 2024 up to the IRS annual compensation limit of $345,000.
(3)
Column (d) reflects amounts earned by the NEOs in fiscal year 2024 for payments made to third parties on behalf of the NEOs for financial planning services incurred during fiscal year 2024. Amounts incurred are taxable to the NEOs.
(4)
Column (e) represents the value of all other perquisites and benefits received by the NEOs for fiscal year 2024. Mr. Centrella and his guest attended a Champions Circle Award Trip. The imputed income value was $28,720 and the additional $18,634 represents the gross-up amount. Mr. Smith attended a dinner at the Champions Circle event and the imputed income value was $119 and the additional $77 represents the gross-up amount.
(5)
For Mr. Vassalluzzo, $130,179 reflects total cash compensation earned for his role as the non-employee Chair of the Board of Directors in 2024 and $23,761 in dividend equivalent payments that were associated with fully vested stock awards that were granted between 2017 - 2019 and distributed upon his separation of service.

•••

GRANTS OF PLAN-BASED AWARDS IN FISCAL YEAR 2024

Grants of Plan-Based Awards in Fiscal Year 2024
(a)	(b)	(c)[1]	(d)[1]	(e)[1]	(f)[2]	(g)[2]	(h)[2]	(i)[3]	(j)[4]

		(1)			(2)			(3)	(4)
Named Officers	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares/ Units (#)	Grant Date Fair value

		Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target (#)	Maximum (#)
Gerry P. Smith		$825,000	$1,650,000	$2,887,500	-	-	-	-	-
	3/25/2024	-	-	-	23,297	46,593	93,186	-	$2,400,000
	3/25/2024	-	-	-	18,683	37,366	74,732	-	$2,400,000
	3/25/2024	-	-	-	-	-	-	62,124	$3,200,000
John W. Gannfors		S270,000	$540,000	$945,000	-	-	-	-	-
	3/25/2024	-	-	-	3,495	6,989	13,978	-	$360,000
	3/25/2024	-	-	-	2,803	5,605	11,210	-	$360,000
	3/25/2024	-	-	-	-	-	-	9,319	$480,000
Sarah E. Hlavinka		$247,500	$495,000	$866,250	-	-	-	-	-
	3/25/2024	-	-	-	2,912	5,824	11,648	-	$300,000
	3/25/2024	-	-	-	2,336	4,671	9,342	-	$300,000
	3/25/2024	-	-	-	-	-	-	7,765	$400,000
David Centrella		$236,250	$472,500	$826,875	-	-	-	-	-
	3/25/2024	-	-	-	2,912	5,824	11,648	-	$300,000
	3/25/2024	-	-	-	2,336	4,671	9,342	-	$300,000
	3/25/2024	-	-	-	-	-	-	7,765	$400,000
Max Hood		$111,548	$223,096	$390,418	-	-		-	-
	3/25/2024	-	-	-	1,019	2,038	4,076	-	$105,000
	3/25/2024	-	-	-	818	1,635	3,270	-	$105,000
	3/25/2024	-	-	-	-	-	-	2,718	$140,000
	9/6/2024	-	-	-	-	-	-	12,438	$350,000
Adam Haggard		$83,149	$166,298	$291,022	-	-		-	-
	3/25/2024	-	-	-	801	1,602	3,204	-	$82,500
	3/25/2024	-	-	-	642	1,284	2,568	-	$82,500
	3/25/2024	-	-	-	-	-	-	2,136	$110,000
	9/6/2024	-	-	-	-	-	-	12,438	$350,000
D. Anthony Scaglione (5)		$362,500	$725,000	$1,268,750	-	-		-	-
	3/25/2024	-	-	-	5,533	11,066	22,132	-	$570,000
	3/25/2024	-	-	-	4,437	8,874	17,748	-	$570,000
	3/25/2024	-	-	-	-	-	-	14,754	$760,000
Joseph S. Vassalluzzo (6)		-	-	-	-	-	-	-	-
	3/25/2024	-	-	-	-	-	-	10,678	$550,024
	4/26/2024	-	-	-	-	-	-	3,065	$157,510

(1)
Column (c) reflects the minimum payment each NEO could expect to receive if The ODP Corporation reached at least its threshold performance goal set by the C&T Committee in fiscal year 2024 under the 2024 Annual Bonus Plan. Threshold was set at 50% of target for all NEOs. The financial performance goal was targeted to pay out at 100% upon achievement with a maximum payout of 175% of target to be paid if target was exceeded. Column (d) reflects the target payment each NEO could expect to receive if The ODP Corporation reached its target performance goals in fiscal year 2024 under the 2024 Annual Bonus Plan. Each NEO’s target annual bonus is expressed as a percentage of such officer’s annual base salary. For fiscal year 2024, the target bonus percentage was 150% of annual base salary for Mr. Smith, 100% for Mr. Scaglione, 90% for Messrs. Centrella, Gannfors, and Ms. Hlavinka, and 60% for Messrs. Hood and Haggard. Column (e) reflects the maximum payment each NEO could expect to receive if target was exceeded. Performance below threshold would result in no bonus being paid. See the section entitled “2024 Annual Bonus Plan” beginning on page 47 for additional details.
(2)
Columns (f) through (h) reflect the threshold, target and maximum payouts for PSUs granted pursuant to the 2021 Plan. NEOs will be eligible to earn all or a portion or an amount in excess of their target share award based on The ODP Corporation’s performance relative to the metric established by the C&T Committee for the three-year performance period starting in 2024 as well as satisfying the service condition to become vested in their eligible award by remaining continuously employed by The ODP Corporation from the date of grant until the vesting date.

•••

Further description of the NEOs’ 2024 long-term incentive award is discussed in the section entitled “2024 Long-Term Incentive Program” beginning on page 51.
(3)
Column (i) represents time-vested RSUs granted pursuant to the 2021 Plan. RSUs granted to Messrs. Smith, Scaglione, Gannfors, Centrella, Hood, Haggard and Ms. Hlavinka on March 25, 2024 will vest one-third each on March 25, 2025, March 25, 2026, and March 25, 2027. RSUs granted to Messrs. Hood and Haggard on September 6, 2024 will vest one-half each on September 6, 2025 and September 6, 2026. Under these plan vesting provisions, awards granted will vest provided that each NEO is continuously employed by The ODP Corporation from the grant date until each such vesting date.
(4)
Column (j) is computed in accordance with FASB ASC Topic 718 for stock-based compensation. See Notes 11 and 12 of the consolidated financial statements in our 2024 Annual Report regarding assumptions underlying the valuation of equity awards. These amounts do not correspond to the actual value that will be recognized as income by each of the NEOs when received.
(5)
Mr. Scaglione resigned effective September 13, 2024 and all outstanding equity awards were cancelled.
(6)
Mr. Vassalluzzo received a one-time RSU equity grant of $550,000 (10,678 shares rounded to $550,024) on March 25, 2024 for his service as the Company's Interim Principle Executive Officer from September 2023 through January 2024 and an RSU grant of $157,500 (3,065 shares rounded to $157,510) on April 26, 2024 as part of his 2024 compensation for service on the Board.

•••

OUTSTANDING EQUITY AWARDS AT 2024 FISCAL YEAR-END

Outstanding Equity Awards at 2024 Fiscal Year-End

	Option Awards				Stock Awards

(a)	(b)		(c)	(d)	(e)	(f)[1]	(g)	(h)[1]

Named Officers	Number of Securities Underlying Unexercised Options (#) Exercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Gerry P. Smith	136,549	(2)	$44.50	2/27/2027	-	-	-	-
	-	(3)	-	-	62,124	$1,423,882	83,959	$1,924,340
	-	(4)	-	-	44,752	$1,025,716	93,746	$2,148,658
	-	(5)	-	-	23,327	$534,655	100,424	$2,301,718
John W. Gannfors	-	(3)	-	-	9,319	$213,591	12,594	$288,654
	-	(4)	-	-	6,713	$153,862	14,062	$322,301
	-	(5)	-	-	3,733	$85,560	16,068	$368,279
Sarah E. Hlavinka	-	(3)	-	-	7,765	$177,974	10,495	$240,545
	-	(4)	-	-	5,594	$128,214	11,718	$268,577
	-	(5)	-	-	2,950	$67,614	13,274	$304,240
David Centrella	-	(3)	-	-	7,765	$177,974	10,495	$240,545
	-	(4)	-	-	5,594	$128,214	11,718	$268,577
	-	(5)	-	-	2,333	$53,472	10,042	$230,163
Max Hood	-	(3)	-	-	2,718	$62,297	3,673	$84,185
	-	(4)	-	-	1,958	$44,877	4,102	$94,018
	-	(5)	-	-	2,527	$57,919	-	-
	-	(6)	-	-	12,438	$285,079	-	-
Adam Haggard	-	(3)	-	-	2,136	$48,957	2,886	$66,147
	-	(4)	-	-	1,539	$35,274	3,223	$73,871
	-	(5)	-	-	1,750	$40,110	-	-
	-	(6)	-	-	12,438	$285,079	-	-
	-	(7)	-	-	453	$10,383	-	-
D. Anthony Scaglione	-	(3)	-	-	-	-	-	-
	-	(4)	-	-	-	-	-	-
	-	(5)	-	-	-	-	-	-
	-	(8)	-	-	-	-	-	-
Joseph S. Vassalluzzo	-	-	-	-	-	-	-	-
	-	-	-	-	-	-	-	-

(1)
Amounts reported in columns (f) and (h) are based on the closing price of our common stock on The NASDAQ Global Select Market on December 27, 2024 of $22.92, multiplied by the number of unvested units reported in the table.
(2)
Represents a grant of non-qualified stock options awarded to Mr. Smith on February 27, 2017 under the 2015 Plan in connection with commencement of employment with The ODP Corporation. These options vested in three equal installments on the first, second, and third anniversaries of the grant date and are now fully vested.
(3)
On March 25, 2024, Messrs. Smith, Gannfors, Centrella, Hood, Haggard, Scaglione and Ms. Hlavinka were granted a long-term incentive award as part of the 2024 long-term incentive program. Column (e) reflects the number of time-vested RSUs each NEO received. These RSUs vest in three equal installments on March 25, 2025, March 25, 2026, and March 25, 2027. Column (g) reflects the number of PSUs each NEO received. These PSUs cliff vest in one lump sum on March 25, 2027. Both awards of RSUs and PSUs require continued service through each vest date. For additional information related to awards granted in fiscal year 2024, see the section entitled "2024 Long-Term Incentive Program" on page 51.

•••

(4)
On March 10, 2023, Messrs. Smith, Gannfors, Centrella, Hood, Haggard, Scaglione and Ms. Hlavinka were granted a long-term incentive award as part of the 2023 long-term incentive program. Column (e) reflects the number of time-vested RSUs each NEO received that remain unvested as of December 28, 2024. These RSUs vest in three equal installments on March 10, 2024, March 10, 2025, and March 10, 2026. Column (g) reflects the number of PSUs each NEO received. These PSUs cliff vest in one lump sum on March 10, 2026. Both awards of RSUs and PSUs require continued service through each vest date. For additional information related to awards granted in fiscal year 2023, see our Proxy Statement filed with the SEC on March 14, 2024.
(5)
On March 10, 2022, Messrs. Smith, Gannfors, Centrella, Hood, Haggard, Scaglione and Ms. Hlavinka were granted a long-term incentive award as part of the 2022 long-term incentive program. Column (e) reflects the number of time-vested RSUs each NEO received that remain unvested as of December 28,2024. These RSUs vest in three equal installments on March 10, 2023, March 10, 2024, and March 10, 2025. Column (g) reflects the number of PSUs each NEO received. These PSUs cliff vest in one lump sum on March 10, 2025. Both awards of RSUs and PSUs require continued service through each vest date. For additional information related to awards granted in fiscal year 2022, see our Proxy Statement filed with the SEC on March 16, 2023.
(6)
On September 6, 2024, Messrs. Hood and Haggard were granted a long-term incentive award as part of the 2024 long-term incentive program. Column (e) reflects the number of time-vested RSUs each NEO received that remain unvested as of December 28, 2024. These RSUs vest in two equal installments on September 6, 2025 and September 6, 2026. The RSU awards require continued service through each vest date. For additional information related to awards granted in fiscal year 2024, see the section entitled “2024 Long-Term Incentive Program” on page 51.
(7)
On August 1, 2022, Mr. Haggard was granted a long-term incentive RSU award as part of the 2022 long-term incentive program. Column (e) reflects the number of time-vested RSUs that remain unvested as of December 28, 2024. These RSUs vest in three equal installments on August 1, 2023, August 1, 2024 and August 1, 2025. This award requires continued service through each vest date. For additional information related to awards granted in fiscal year 2022, see our Proxy Statement filed with the SEC on March 16, 2023.
(8)
Mr Scaglione resigned effective September 13, 2024 and all outstanding equity awards were cancelled.

OPTION EXERCISES AND STOCK VESTED IN FISCAL YEAR 2024

Option Exercises and Stock Vested in Fiscal Year 2024

	Option Awards		Stock Awards
(a)	(b)	(c)	(d)	(e)
Named Officers	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)[1]

Gerry P. Smith	-	-	161,130	$8,245,871
John W. Gannfors	-	-	22,479	$1,150,662
Sarah E. Hlavinka	-	-	5,747	$294,058
David Centrella	-	-	13,212	$676,697
Max Hood	-	-	7,354	$376,927
Adam Haggard	-	-	6,434	$324,825
D.Anthony Scaglione	-	-	35,849	$1,835,015
Joseph S. Vassalluzzo[2]	-	-	54,610	$2,085,271

•••

(1)
Value of restricted stock, RSUs and performance shares calculated by multiplying the number of shares/units by the per share closing price of The ODP Corporation’s common stock on The NASDAQ Global Select Market on the later of the vesting date or, in the case of the performance shares, on the date that the company certifies the performance.
(2)
For Mr. Vassalluzzo, the amount shown represents the number of RSUs distributed upon his separation of service from the Board, based on his previous distribution elections. The amount shown was determined using the closing stock price of our common stock on the distribution date.

•••

SUMMARY OF EXECUTIVE AGREEMENTS AND

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Overview

This section summarizes the agreements governing the employment of the NEOs, and certain potential payments and benefits that the NEOs may receive upon termination of employment or a change in control of ODP. Providing these severance benefits allows ODP to attract top talent in a competitive sector, allows executives to focus on their responsibilities without distraction, and ensures that key executives will remain committed to ODP’s mission in the event of a change in control.

Key Definitions

Cause. Generally, “Cause” is defined in this section as any of the following:

•
Continued failure to substantially perform (other than such failure resulting from incapacity due to physical or mental illness or after the issuance of a Notice of Termination for Good Reason);
•
Willful engagement in conduct that is demonstrably and materially injurious to ODP, monetarily or otherwise; or
•
Conviction of, or entering into a plea of either guilty or nolo contendere to, any felony, including, but not limited to, a felony involving moral turpitude, embezzlement, theft or similar act that occurred during or in the course of employment.

The letter agreements with Messrs. Centrella, Hood, and Haggard also defines "Cause" to include violation of the ODP’s policies in effect from time to time, including but not limited to the Code of Ethics.

For purposes of Mr. Smith’s employment agreement and Ms. Hlavinka’s and Mr. Scaglione’s letter agreements, “Cause” is defined as any of the following:

•
Willful failure to perform material duties (other than any such failure resulting from incapacity due to physical or mental illness);
•
Willful failure to comply with any valid and legal directive of (as to Mr. Smith) the Board or (as to Ms. Hlavinka and Mr. Scaglione) the CEO;
•
Engagement in dishonesty, illegal conduct or misconduct, which is, in each case, materially injurious to ODP or its affiliates;
•
Embezzlement, misappropriation or fraud, whether or not related to employment with ODP;
•
Conviction of or plea of guilty or nolo contendere to a crime that constitutes a felony (or state law equivalent) or a crime that constitutes a misdemeanor involving moral turpitude;
•
Willful violation of a material policy of ODP; or
•
Material breach of any material obligation in any written agreement with ODP, including without limitation, the willful unauthorized disclosure of confidential information or (as to Mr. Smith) the failure to timely meet his relocation obligations.

Change in Control. Generally, “Change in Control” is defined in this section as the following events:

•
Any person or group, other than an exempt person, is or becomes the “beneficial owner” of 30% or more of the combined voting power of the outstanding securities of ODP without the approval of the Board;
•
Any person, other than an exempt person, is or becomes the “beneficial owner” of greater than 50% of the combined voting power of the outstanding securities of ODP;

•••

•
During any two consecutive year periods, individuals whose election by the Board were approved by at least one-half of the directors then still in office cease for any reason to constitute a majority of the Board;
•
Consummation of a merger or consolidation of ODP with any other corporation (subject to certain exceptions);
•
Sale or disposition by ODP of all or substantially all of ODP’s assets, other than a sale to an exempt person; or
•
Approval by shareholders of a plan of complete liquidation or dissolution of ODP.

Disability. Generally, “Disability” is defined in this section as:

•
Inability, due to physical or mental incapacity, to substantially perform duties and responsibilities for one hundred eighty (180) days out of any three hundred sixty-five (365) day period or one hundred twenty (120) consecutive days; or
•
Eligibility to receive long-term disability benefits under ODP’s long-term disability plan.

Good Reason. For purposes of Mr. Smith’s employment agreement and Ms. Hlavinka’s and Mr. Scaglione’s letter agreements, “Good Reason” is defined in this section as the occurrence of any of the following during the executive’s employment:

•
Material reduction in base salary;
•
Material reduction in target bonus opportunity (this is not a “Good Reason” event for Mr. Smith);
•
Relocation of executive’s principal place of employment by more than 50 miles;
•
Material breach by ODP of any material provision of the employment or letter agreement; or
•
Failure of ODP to obtain a satisfactory agreement from any successor to assume and agree to perform the employment or compensation agreement.

Mr. Smith’s employment agreement also includes notice by ODP that it will not extend the term of the employment agreement. For purposes of the CIC Plan and the award agreements evidencing outstanding equity compensation awards, “Good Reason” also includes:

•
Assignment of duties materially inconsistent with responsibilities for ODP or significant adverse alteration in responsibilities for ODP; and
•
Material reduction in aggregate benefits and compensation.

•••

Executive Agreements

Restrictive Covenants

Each NEO is subject to confidentiality, non-competition, non-solicitation, and non-disparagement commitments entered into as a condition of employment or promotion with ODP. The foregoing commitments for Mr. Smith are included in his employment agreement as described below; the other executives entered into separate agreements in this regard.

Agreements with Gerry P. Smith, CEO and Director

Employment Agreement. Our CEO, Mr. Smith, is employed pursuant to the terms of an employment agreement, effective February 27, 2017, which was amended effective July 1, 2020 to reflect the Company’s Reorganization. Pursuant to the terms of the employment agreement, Mr. Smith is eligible to receive the following during his employment with ODP:

•
Base salary of $1,100,000 per annum, subject to annual review by the Board for possible increase (but not decrease);
•
Annual target bonus amount equal to 150% of his base salary, and a maximum bonus amount equal to 200% of the target bonus, based on achievement of certain performance goals to be established by the C&T Committee and approved by a majority of independent Board members;
•
Annual long-term incentive awards at the same time as annual awards are made to other executive leadership team members; and
•
Certain benefits and perquisites.

During fiscal year 2024, Mr. Smith’s base salary was $1,100,000 on an annualized basis and his target bonus payout amount was 150% of his annualized base salary.

Equity Awards.

Mr. Smith also holds equity awards granted under our equity plans, the material terms of which are described in the Compensation Tables herein.

Change in Control Agreement.

Mr. Smith is eligible to participate in the CIC Plan, the terms of which are described below.

Agreements with D. Anthony Scaglione, Former Executive Vice President and Chief Financial Officer

Letter Agreement. Our Former Executive Vice President and Chief Financial Officer, Mr. Scaglione, was employed effective July 20, 2020, pursuant to the terms of a letter agreement dated May 14, 2020. Pursuant to the terms of the letter agreement, Mr. Scaglione was eligible to receive the following during his employment with ODP:

•
Base salary of $650,000 per annum;
•
Annual target bonus amount equal to 90% of his base salary;
•
A sign-on cash bonus of $500,000;
•
A sign-on equity grant; and
•
Certain benefits and perquisites.

Effective October 3, 2021, Mr. Scaglione’s base salary was increased to $725,000 annually and his annual target bonus amount was increased to 100% of his base salary to remain market competitive.

•••

Pursuant to the letter agreement, Mr. Scaglione was entitled to certain additional payments and benefits in the event his employment is terminated under certain circumstances. For a description of these payments and benefits, see “Benefits Upon Termination or Change in Control Under Executive Agreements” herein.

Equity Awards.

Mr. Scaglione also holds equity awards granted under our equity plans, the material terms of which are described in the Compensation Tables herein.

Change in Control Agreement.

Mr. Scaglione was eligible to participate in the CIC Plan, the terms of which are described below.

Agreements with Sarah Hlavinka, Executive Vice President of The ODP Corporation, Chief Legal Officer and Corporate Secretary

Letter Agreement. Our Executive Vice President, Chief Legal Officer and Corporate Secretary, Ms. Hlavinka, is employed effective April 4, 2022, pursuant to the terms of a letter agreement, dated March 1, 2022. Initially, Ms. Hlavinka was appointed as Executive Vice President, General Counsel of Office Depot, LLC. Pursuant to the terms of the letter agreement, Ms. Hlavinka is eligible to receive the following during her employment with ODP:

•
Base salary of $525,000 per annum;

•
Annual target bonus amount equal to 80% of her base salary; and

•
Certain benefits and perquisites.

Effective July 31, 2022, Ms. Hlavinka’s base salary was increased to $550,000 on an annualized basis and her annual target bonus was increased to 90% of her annualized base salary when she replaced the Former Chief Legal Officer and became Executive Vice President, Chief Legal Officer & Corporate Secretary of The ODP Corporation. Pursuant to her letter agreement, Ms. Hlavinka is entitled to certain additional payments and benefits in the event her employment is terminated under certain circumstances. For a description of these payments and benefits, see “Benefits Upon Termination or Change in Control Under Executive Agreements” herein.

Equity Awards.

Ms. Hlavinka also holds equity awards granted under our equity plans, the material terms of which are described in the Compensation Tables herein.

Change in Control Agreement.

Ms. Hlavinka is eligible to participate in the CIC Plan, the terms of which are described below.

Agreements with Max Hood, Senior Vice President, Co-Chief Financial Officer

Letter Agreement. Mr. Hood was promoted into the position, Senior Vice President, Co-Chief Financial Officer, effective December 9, 2024, pursuant to the terms of a letter agreement dated December 9, 2024. Pursuant to his letter agreement, Mr. Hood is eligible to receive the following during his employment with ODP:

•
Base Salary of $400,000 per annum;

•
Annual target bonus equal to 60% of his base salary;

•
Annual long term incentive awards with an aggregate rant date value equal to $450,000 at the same time as annual long-term incentive awards are made in 2025; and

•••

•
Certain benefits and perquisites.

Pursuant to the letter agreement, Mr. Hood is entitled to certain additional payments and benefits in the event his employment is terminated under certain circumstances. For a description of these payments and benefits, see “Benefits Upon Termination or Change in Control Under Executive Agreements” herein.

Equity Awards.

Mr. Hood also holds equity awards granted under our equity plans, the material terms of which are described in the Compensation Tables herein.

Change in Control Agreement.

Mr. Hood is eligible to participate in the CIC Plan, the terms of which are described below.

Agreements with Adam Haggard, Senior Vice President, Co-Chief Financial Officer

Letter Agreement. Mr. Haggard was promoted into the position Senior Vice President, Co-Chief Financial Officer, effective December 9, 2024, pursuant to the terms of a letter agreement dated December 9, 2024. Mr. Haggard is eligible to receive the following during his employment with ODP:

•
Base Salary of $400,000 per annum;

•
Annual target bonus equal to 60% of his base salary;

•
Annual long term incentive awards with an aggregate grant date value equal to $450,000 at the same time as annual long-term incentive awards are made in 2025; and

•
Certain benefits and perquisites.

Pursuant to the letter agreement, Mr. Haggard is entitled to certain additional payments and benefits in the event his employment is terminated under certain circumstances. For a description of these payments and benefits, see “Benefits Upon Termination or Change in Control Under Executive Agreements” herein.

Equity Awards.

Mr. Haggard also holds equity awards granted under our equity plans, the material terms of which are described in the Compensation Tables herein.

Change in Control Agreement.

Mr. Haggard is eligible to participate in the CIC Plan, the terms of which are described below.

Agreements with David Centrella, Executive Vice President of The ODP Corporation and President of ODP Business Solutions

Letter Agreement. Our Executive Vice President, President of ODP Business Solutions, Mr. Centrella, was promoted into this position effective May 4, 2022, pursuant to the terms of a letter agreement dated May 4, 2022. Pursuant to his letter agreement, Mr. Centrella is eligible to receive the following during his employment with ODP:

•
Base salary of $525,000 per annum;
•
Annual target bonus amount equal to 80% of his base salary;

•••

•
Annual long-term incentive awards at the same time as annual awards are made to other executive leadership team members; and
•
Certain benefits and perquisites

On July 31, 2022, Mr. Centrella’s bonus target payout amount was increased to 90% of his annualized base salary for retention purposes.

Pursuant to the letter agreement, Mr. Centrella is entitled to certain additional payments and benefits in the event his employment is terminated under certain circumstances. For a description of these payments and benefits, see “Benefits Upon Termination or Change in Control Under Executive Agreements” herein.

Equity Awards.

Mr. Centrella also holds equity awards granted under our equity plans, the material terms of which are described in the Compensation Tables herein.

Change in Control Agreement.

Mr. Centrella was eligible to participate in the CIC Plan, the terms of which are described below.

Agreements with John Gannfors, Executive Vice President of The ODP Corporation and President of Veyer

Letter Agreement. Our Executive Vice President and President of Veyer, Mr. Gannfors, is employed effective April 24, 2017 pursuant to the terms of a letter agreement, dated March 24, 2017. Initially, Mr. Gannfors was appointed as Chief Merchandising and Supply Chain Officer. Pursuant to the terms of the letter agreement, Mr. Gannfors is eligible to receive the following during his employment with ODP:

•
Base salary of $450,000 per annum;
•
Annual target bonus amount equal to 75% of his base salary; and
•
Certain benefits and perquisites.

During fiscal year 2020, Mr. Gannfors’ base salary was increased to $600,000 on an annualized basis and his bonus target payout amount was increased to 90% of base salary due to increased scope, scale, and complexity of his role and for retention purposes.

Pursuant to his letter agreement, Mr. Gannfors is entitled to certain additional payments and benefits in the event his employment is terminated under certain circumstances. For a description of these payments and benefits, see “Benefits Upon Termination or Change in Control Under Executive Agreements” herein.

Equity Awards.

Mr. Gannfors also holds equity awards granted under our equity plans, the material terms of which are described in the Compensation Tables herein.

Change in Control Agreement.

Mr. Gannfors is eligible to participate in the CIC Plan, the terms of which are described below.

•••

Benefits Upon Termination or Change in Control Under Executive Agreements

Gerry P. Smith

Termination with Cause or without Good Reason or Non-Extension of Agreement. Mr. Smith’s employment is terminable at will by either Mr. Smith or ODP, provided that Mr. Smith is required to give ODP at least sixty (60) days advance written notice of any termination of employment. Upon Mr. Smith’s employment termination in any circumstance, he is eligible to receive:

•
Any accrued but unpaid base salary;
•
Reimbursement for unreimbursed business expenses; and
•
Any other employee benefits (excluding equity compensation) as to which he may have been eligible (collectively the “Accrued Items”).

Termination without Cause or with Good Reason. If Mr. Smith’s employment is terminated without Cause or Mr. Smith terminates his employment for Good Reason, then Mr. Smith will be eligible to receive, subject to certain requirements and on the terms set forth in his employment agreement, the Accrued Items and:

•
Lump sum payment equal to two times the sum of his base salary for the year in which the termination occurred (the “Lump Sum”);
•
Pro-rata annual bonus payment for the year of termination (the “Pro Rata Bonus”) and any unpaid annual bonus for completed fiscal year prior to termination (“Prior Year Bonus”); and
•
Reimbursement of COBRA payments for up to 18 months on the terms set forth in his employment agreement (the “COBRA Payment”).

Change in Control. If Mr. Smith’s employment is terminated due to a Change in Control, Mr. Smith will become entitled to severance benefits under the CIC Plan as discussed below. If Mr. Smith becomes entitled to severance benefits under the CIC Plan on account of the termination of his employment with ODP that are more favorable than the severance benefits described above, he shall not be entitled to the severance benefits described above with respect to such termination of employment.

Death or Disability. If Mr. Smith’s employment terminates due to his death or Disability, then Mr. Smith will be eligible to receive the Accrued Items, the Pro Rata Bonus, and the Prior Year Bonus.

Ms. Hlavinka

Termination Without Cause or With Good Reason. Pursuant to her letter agreement, if Ms. Hlavinka is terminated by ODP without Cause or voluntarily terminates her employment with Good Reason, then ODP will pay her the following:

•
18 months of annual base salary;

•
18 times the difference between the monthly COBRA for the type of coverage in effect for the executive on the date of termination and the applicable active employee monthly premium for such coverage;

•
Annual bonus calculated based on actual performance of the fiscal year of termination and annual eligible salary, payable at the same time as payments made to other active participants in the annual bonus; and

Any earned but unpaid bonus for completed fiscal year prior to year of termination, payable at the same time as payments to other senior executives in such fiscal year.

Messrs. Gannfors, Centrella, Hood, and Haggard

•••

Termination Without Cause. Pursuant to their letter agreements, (i) if Mr. Centrella, or Mr. Hood or Mr. Haggard is terminated by ODP without Cause, or (ii) if Mr. Gannfors is terminated due to no fault of his own, then ODP will pay the executive the following:

•
15 months (applicable to Messrs. Hood and Haggard) and 18 months (applicable to Messrs. Gannfors, and Centrella) of annual base salary in effect on the date of termination;
•
15 times the difference (applicable to Messrs. Hood and Haggard) and 18 times the difference (applicable to Messrs. Gannfors and Centrella) between the monthly COBRA for the type of coverage in effect for the executive on the date of termination and the applicable active employee monthly premium for such coverage;
•
Annual bonus calculated based on actual performance for the fiscal year of termination and annual eligible salary, payable at the same time as payments made to other active participants in the annual bonus; and
•
Any earned but unpaid bonus for completed fiscal year prior to year of termination, payable at same time as payments made to other senior executives in such fiscal year (applicable to Messrs. Centrella, Hood and Haggard). For each executive, the receipt of severance benefits is conditioned upon the executive’s agreement to a standard release of claims against ODP as well as the executive’s continued observance of the confidentiality, non-competition, non-solicitation and non-disparagement commitments they entered into upon commencement of employment.

Executive Change in Control Severance Plan

All NEOs other than Mr. Vassalluzzo were covered by our CIC Plan in fiscal year 2024. The severance pay and other benefits payable to an executive upon the executive’s termination of employment after a Change in Control under the CIC Plan will be paid in lieu of, and not in addition to, any severance benefits payable under any executive’s existing offer letter, letter agreement, employment agreement or other program or agreement on account of the executive’s termination of employment with ODP.

Pursuant to the CIC Plan, a covered NEO will be eligible to receive certain severance pay and other benefits upon a separation from service that is initiated by: (i) the Company other than for Cause; or (ii) the Executive for Good Reason, in either case during the time period commencing on the effective date of a CIC and continuing until the earlier of: (x) the two-year anniversary of the CIC trigger date, or (y) the date of the executive’s separation from service by reason of Disability or death.

A covered NEO will also be eligible to receive certain severance pay and other benefits if the executive’s separation from service is initiated by: (a) the Company without Cause during the six-month period ending on the CIC trigger date at the request of a third party engaging in a transaction or series of transactions that would result in a CIC and in contemplation of a CIC, or (b) the executive for Good Reason during the six-month period ending on the CIC trigger date.

Under the CIC Plan, qualifying NEOs will be eligible to receive severance pay and other benefits as follows (collectively, the “NEO Severance Benefits”):

i.
Pro-Rata Bonus for Year of Termination. A lump sum cash payment equal to the pro-rata portion of the NEO’s annual cash bonus based on actual achievement of the performance goals applicable for the performance period.
ii.
Prior Year Bonus. If the termination causes the NEO to forfeit payment of the NEO’s annual cash bonus for a completed performance period, a lump sum cash payment equal to the full amount of the annual cash bonus which the NEO would have received based on actual achievement of the performance goals.
iii.
Change in Control Severance Amount. An amount equal to the sum of the NEO’s: (i) multiple of base salary, and (ii) multiple of Average Annual Bonus (as defined in the CIC Plan).
iv.
COBRA Payment. An amount equal to eighteen (18) times the monthly COBRA premium in effect on the date of the NEO’s separation from service for the type of company-provided group health plan coverage in effect for the NEO (e.g., family coverage) less the active employee premium for such coverage in effect on the date of the separation from service.

•••

v.
Equity and Long-Term Incentives. Any outstanding equity or long-term compensation grant shall be treated in accordance with the terms of the applicable equity or long-term incentive compensation plan or award agreement under which the grant or award was made.
vi.
Outplacement. Subject to the requirements of Section 409A as described in the CIC Plan, within sixty (60) days following the date of an NEO’s separation from service, we will make available a twenty-four (24) month executive outplacement services package for such NEO.

Any payment or benefit received or to be received by an NEO (whether payable under the terms of the CIC Plan or any other plan or arrangement with the Company or its affiliates) that would constitute a “parachute payment” within the meaning of Code Section 280G will be reduced to the extent necessary so that no portion will be subject to any excise tax but only if, by reason of such reduction, the net after-tax benefit received by such NEO exceeds the net after-tax benefit that would be received by such NEO if no reduction was made.

•••

TABULAR INFORMATION REGARDING POTENTIAL PAYMENTS

UPON TERMINATION OR A CHANGE IN CONTROL (CIC)

The following tables quantify the potential termination and CIC payment amounts assuming a hypothetical triggering event had occurred as of December 28, 2024.

Gerry P. Smith

Gerry P. Smith

	Termination Resulting from Death		Termination Resulting from Disability		Termination Resulting from Retirement	Termination for Cause	Involuntary Termination or Resignation w/ Good Reason Prior To Change in Control (w/o Cause)		Involuntary Termination or Resignation w/ Good Reason Upon or After Change in Control (w/o Cause)		Termination for All Other Reasons (Voluntary)	Change in Control without Termination

	(a)		(b)		(c)	(d)	(e)		(f)		(g)	(h)

Bonus	$330,000	(1)	$330,000	(1)	$-	$-	$330,000	(1)	$330,000	(1)	$-	$-

Outplacement Services	$-		$-		$-	$-			$22,500	(2)	$-	$-

Long-Term Incentive or Performance Plan

2017 Stock Options	$-	(3)	$-	(3)	$-	$-	$-		$-		$-	$-

2022 Restricted Stock	$534,655	(3)	$534,655	(3)	$-	$-	$499,565	(4)	$534,655	(5)	$-	$534,655	(6)

2022 Performance Shares TSR	$2,150,653	(3)	$2,150,653	(3)	$-	$-	$-		$575,430	(5)	$-	$575,430	(6)

2023 Restricted Stock	$1,025,716	(3)	$1,025,716	(3)	$-	$-	$617,121	(4)	$1,025,716	(5)	$-	$1,025,716	(6)

2023 Performance Shares EPS	$694,270	(3)	$694,270	(3)	$-	$-	$-		$1,153,931	(5)	$-	$1,153,931	(6)

2023 Performance Shares TSR	$598,488	(3)	$598,488	(3)	$-	$-	$-		$-		$-	$-	(6)

2024 Restricted Stock	$1,423,883	(3)	$1,423,883	(3)	$-	$-	$362,480	(4)	$1,423,883	(5)	$-	$1,423,883	(6)

2024 Performance Shares EPS	$271,855	(3)	$271,855	(3)	$-	$-	$-		$1,067,912	(5)	$-	$1,067,912	(6)

2024 Performance Shares TSR	$218,016	(3)	$218,016	(3)	$-	$-	$-		$-		$-	$-

Cash Severance	$-		$-		$-	$-	$2,216,037	(7)	$6,147,665	(8)	$-	$-

Total for Mr. Smith	$7,247,536		$7,247,536		$-	$-	$4,025,203		$12,281,692	(9)	$-	$5,781,527	(9)

(1)
Represents a lump sum payment equal to the pro-rata bonus, if any, that Mr. Smith would have earned for the year in which his termination occurs based on the actual achievement of applicable performance goals for such year.
(2)
Reflects the value of a 24-month outplacement services package under the CIC Plan.
(3)
In the event of his separation from service with The ODP Corporation due to death or Disability, Mr. Smith will vest in his 2022, 2023, and 2024 Restricted Stock Unit Awards (annual grants). For his 2022, 2023 and 2024 TSR Performance Share Awards and his 2023 and 2024 EPS Performance Share Awards, he will vest at target, prorated for service performed from the grant date through his separation date. The amount included in the table for Restricted Stock Units and Performance Share Awards reflects the number of shares that would vest multiplied by the closing stock price of The ODP Corporation’s common stock on December 27, 2024 of $22.92. The 136,549 stock options from Mr. Smith’s 2017 Award are fully vested and remain exercisable for a 12-month period following the date of his separation from service.
(4)
In the event of his termination of employment for Good Reason or by the Company without Cause, Mr. Smith will vest in a portion of his 2022, 2023 and 2024 Restricted Stock Unit Awards, prorated for service performed from the grant date through his separation date less any shares that previously vested. The amount included in the table for Restricted Stock Units reflects the number of shares that would vest multiplied by the closing stock price of The ODP Corporation’s stock on December 27, 2024 of $22.92. The 136,549 stock options from Mr. Smith’s 2017 Award are fully vested and remain exercisable for a 12-month period following the date of his separation from service.

•••

(5)
In the event of his separation from service with The ODP Corporation without Cause or for Good Reason within 24 months after the effective date of a CIC, Mr. Smith will vest in his outstanding 2022, 2023 and 2024 Restricted Stock Unit Awards. For his 2022, 2023, and 2024 TSR Performance Share Awards, he will vest based on TSR performance as of the date of the hypothetical change in control. For his 2023 and 2024 EPS Performance Share Awards, he will vest at target. The amount included in the table for Restricted Stock Units and Performance Share Awards (EPS and TSR) reflects the number of shares that would vest multiplied by the closing stock price of our common stock on December 27, 2024 of $22.92. The 136,549 stock options from Mr. Smith’s 2017 Award are fully vested and remain exercisable for a 12-month period following the date of his separation from service.
(6)
If the surviving entity in a change in control does not assume his awards, Mr. Smith will vest in full in his 2022, 2023 and 2024 Restricted Stock Unit Awards. His 2022, 2023 and 2024 TSR Performance Share Awards will vest at the earned rate as if the effective date of the hypothetical change in control of December 28, 2024 were also the last day of the performance period if the surviving entity does not assume his awards and his 2023 and 2024 EPS Performance Share Awards will vest at target. The amount included in the table for Restricted Stock Units and Performance Share Awards (EPS and TSR) reflects the number of shares that would vest multiplied by the closing stock price of The ODP Corporation’s stock on December 27, 2024 of $22.92.
(7)
Reflects a payment under Mr. Smith’s employment agreement effective February 27, 2017 equal to the sum of: (i) two times Mr. Smith’s annual base salary in effect on December 28, 2024 and (ii) 18 times the difference of The ODP Corporation’s monthly COBRA premium for the type of The ODP Corporation provided group health plan coverage in effect on that date for Mr. Smith and his active employee charge for such coverage.
(8)
Reflects a payment under the CIC Plan equal to the sum of: (i) two times the sum of: Mr. Smith’s base salary in effect on December 28, 2024 and the average of Mr. Smith’s annual incentive payments for the three consecutive fiscal years immediately preceding the 2024 fiscal year, and (ii) 18 times the difference of The ODP Corporation’s monthly COBRA premium for the type of The ODP Corporation provided group health plan coverage in effect on that date for Mr. Smith and his active employee charge for such coverage.
(9)
In the event of a change in control, as defined under Section 280G of the Internal Revenue Code, and a termination of Mr. Smith’s employment on December 28, 2024, the total payments for Mr. Smith under the CIC Plan equal $12,281,692 including $5,781,527 for the accelerated vesting of his restricted stock and performance shares. However, these payments are subject to reduction if the parachute amounts associated with the payments under Section 280G of the Code equal or exceed three times Mr. Smith’s average taxable compensation received from The ODP Corporation for the five-year period ending December 31, 2023, and if he would receive more on an after-tax basis by reducing the payments than he would receive by getting all the payments and paying the 20% excise tax imposed by Section 4999 of the Code. Under the provisions, the severance payable to Mr. Smith would not be reduced, as his payments would not trigger the excise tax.

•••

Sarah E. Hlavinka

Sarah E. Hlavinka

	Termination Resulting from Death		Termination Resulting from Disability		Termination Resulting from Retirement	Termination for Cause	Involuntary Termination or Resignation w/ Good Reason Prior To Change in Control (w/o Cause)		Involuntary Termination or Resignation w/ Good Reason Upon or After Change in Control (w/o Cause)		Termination for All Other Reasons (Voluntary)	Change in Control without Termination

	(a)		(b)		(c)	(d)	(e)		(f)		(g)	(h)

Bonus	$99,000	(1)	$99,000	(1)	$-	$-	$99,000	(1)	$99,000	(1)	$-	$-

Outplacement Services	$-		$-		$-	$-	$-		$22,500	(2)	$-	$-

Long-Term Incentive or Performance Plan

2022 Restricted Stock	$67,614	(3)	$67,614	(3)	$-	$-	$61,655	(4)	$67,614	(5)	$-	$67,614	(6)

2022 Performance Shares TSR	$277,355	(3)	$277,355	(3)	$-	$-	$-		$76,071	(5)	$-	$76,071	(6)

2023 Restricted Stock	$128,215	(3)	$128,215	(3)	$-	$-	$77,149	(4)	$128,215	(5)	$-	$128,215	(6)

2023 Performance Shares EPS	$86,799	(3)	$86,799	(3)	$-	$-	$-		$144,236	(5)	$-	$144,236	(6)

2023 Performance Shares TSR	$74,811	(3)	$74,811	(3)	$-	$-	$-		$-		$-	$-

2024 Restricted Stock	$177,974	(3)	$177,974	(3)	$-	$-	$45,313	(4)	$177,974	(5)	$-	$177,974	(6)

2024 Performance Shares EPS	$33,991	(3)	$33,991	(3)	$-	$-	$-		$133,486	(5)	$-	$133,486	(6)

2024 Performance Shares TSR	$27,275	(3)	$27,275	(3)	$-	$-	$-		$-		$-	$-

Cash Severance	$-		$-		$-	$-	$838,064	(7)	$2,103,064	(8)	$-	$-

Total for Ms. Hlavinka	$973,034		$973,034		$-	$-	$1,121,181		$2,952,160	(9)	$-	$727,596	(9)

(1)
Represents a lump sum payment equal to the pro-rata bonus, if any, that Ms. Hlavinka would have earned for the year in which her termination occurs based on the actual achievement of applicable performance goals for such year.
(2)
Reflects the value of a 24-month outplacement services package under the CIC Plan.
(3)
In the event of her separation from service with The ODP Corporation due to death or Disability, Ms. Hlavinka will vest in full in her 2022, 2023, and 2024 Restricted Stock Unit Awards (annual grants). For her 2022, 2023 and 2024 TSR Performance Share Awards and her 2023 and 2024 EPS Performance Share Awards, she will vest at target, prorated for service performed from the grant date through her separation date. The amount included in the table for Restricted Stock Units and Performance Share Awards reflects the number of shares that would vest multiplied by the closing stock price of The ODP Corporation’s common stock on December 27, 2024 of $22.92.
(4)
In the event of her termination of employment for Good Reason or by the Company without Cause, Ms. Hlavinka will vest in a portion of her 2022, 2023, and 2024 Restricted Stock Unit Awards, prorated for service performed from the grant date through her separation date less any shares that previously vested. The amount included in the table for Restricted Stock Units reflects the number of shares that would vest multiplied by the closing stock price of The ODP Corporation’s stock on December 27, 2024, of $22.92.
(5)
In the event of her separation from service with The ODP Corporation without Cause or for Good Reason within 24 months after the effective date of a CIC, Ms. Hlavinka will vest in full in her 2022, 2023, and 2024 Restricted Stock Unit Awards. For her 2022, 2023, and 2024 TSR Performance Share Awards, she will vest based on TSR performance as if the effective date of the hypothetical change in control of December 28, 2024, were also the last day of the performance period. For her 2023 and 2024 EPS Performance Share Awards, she will vest at target. The amount included in the table for Restricted Stock Units and Performance Share Awards (EPS and TSR) reflects the number of shares that would vest multiplied by the closing stock price of our common stock on December 27, 2024, of $22.92.
(6)
If the surviving entity in a change in control does not assume her awards, Ms. Hlavinka will vest in full in her 2022, 2023, and 2024 Restricted Stock Unit Awards. Her 2022, 2023 and 2024 TSR Performance Share Awards will vest based on TSR performances as if the effective date of the hypothetical change in control of December 28, 2024, were also the last day of the performance period if the surviving entity does not assume her awards. Her 2023 and 2024 EPS Performance Share Awards will vest at target. The amount included in the table for Restricted Stock Units and Performance Share Awards (EPS and TSR) reflects the number of shares that would vest multiplied by the closing stock price of The ODP Corporation’s stock on December 27, 2024, of $22.92.

•••

(7)
Reflects a payment under Ms. Hlavinka’s letter agreement effective April 4, 2022, equal to the sum of: (i) 1.5 times Ms. Hlavinka’s annual base salary in effect on December 28, 2024, and (ii) 18 times the difference of The ODP Corporation’s monthly COBRA premium for the type of The ODP Corporation provided group health plan coverage in effect on that date for Ms. Hlavinka and her active employee charge for such coverage.
(8)
Reflects a payment under the CIC Plan equal to the sum of: (i) two times the sum of: Ms. Hlavinka’s base salary in effect on December 28, 2024 and Ms. Hlavinka’s target annual bonus for fiscal year 2024, and (ii) 18 times the difference of The ODP Corporation’s monthly COBRA premium for the type of The ODP Corporation provided group health plan coverage in effect on that date for Ms. Hlavinka and her active employee charge for such coverage.
(9)
In the event of a change in control, as defined under Section 280G of the Internal Revenue Code, and a termination of Ms. Hlavinka’s employment on December 28, 2024, the total payments for Ms. Hlavinka under the CIC Plan equal $2,952,161, including $727,597 for the accelerated vesting of her restricted stock and performance shares. However, these payments are subject to reduction if the parachute amounts associated with the payments under Section 280G of the Code equal or exceed three times Ms. Hlavinka’s average taxable compensation received from The ODP Corporation for the five-year period ending December 31, 2023, and if she would receive more on an after-tax basis by reducing the payments than she would receive by getting all the payments and paying the 20% excise tax imposed by Section 4999 of the Code. Under the provisions, the severance payable to Ms. Hlavinka would not be reduced, as her payment would not trigger the excise tax.

John W. Gannfors

John W. Gannfors

	Termination Resulting from Death		Termination Resulting from Disability		Termination Resulting from Retirement	Termination for Cause	Involuntary Termination or Resignation w/ Good Reason Prior To Change in Control (w/o Cause)		Involuntary Termination or Resignation w/ Good Reason Upon or After Change in Control (w/o Cause)		Termination for All Other Reasons (Voluntary)	Change in Control without Termination

	(a)		(b)		(c)	(d)	(e)		(f)		(g)	(h)

Bonus	$108,000	(1)	$108,000	(1)	$-	$-	$108,000	(1)	$108,000	(1)	$-	$-

Outplacement Services	$-		$-		$-	$-	$-		$22,500	(2)	$-	$-

Long-Term Incentive or Performance Plan

2022 Restricted Stock	$85,561	(3)	$85,561	(3)	$-	$-	$79,945	(4)	$85,561	(5)	$-	$85,561	(6)

2022 Performance Shares TSR	$344,121	(3)	$344,121	(3)	$-	$-	$-		$92,070	(5)	$-	$92,070	(6)

2023 Restricted Stock	$153,862	(3)	$153,862	(3)	$-	$-	$92,574	(4)	$153,862	(5)	$-	$153,862	(6)

2023 Performance Shares EPS	$104,149	(3)	$104,149	(3)	$-	$-	$-		$173,092	(5)	$-	$173,092	(6)

2023 Performance Shares TSR	$89,778	(3)	$89,778	(3)	$-	$-	$-		$-		$-	$-

2024 Restricted Stock	$213,592	(3)	$213,592	(3)	$-	$-	$54,389	(4)	$213,592	(5)	$-	$213,592	(6)

2024 Performance Shares EPS	$40,798	(3)	$40,798	(3)	$-	$-	$-		$160,188	(5)	$-	$160,188	(6)

2024 Performance Shares TSR	$32,707	(3)	$32,707	(3)	$-	$-	$-		$-		$-	$-

Cash Severance	$-		$-		$-	$-	$919,189	(7)	$2,558,464	(8)	$-	$-

Total for Mr. Gannfors	$1,172,568		$1,172,568		$-	$-	$1,254,097		$3,567,329	(9)	$-	$878,365	(9)

(1)
Represents a lump sum payment equal to the pro-rata bonus, if any, that Mr. Gannfors would have earned for the year in which his termination occurs based on the actual achievement of applicable performance goals for such year.
(2)
Reflects the value of a 24-month outplacement services package under the CIC Plan.
(3)
In the event of his separation from service with The ODP Corporation due to death or Disability, Mr. Gannfors will vest in his 2022, 2023, and 2024 Restricted Stock Unit Awards (annual grants). For his 2022, 2023, and 2024 TSR Performance Share Awards and his 2023 and 2024 EPS Performance Share Awards, he will vest at target, prorated for service performed from the grant date through his separation date. The amount included in the table for Restricted Stock Units and Performance Share Awards reflects the number of shares that would vest multiplied by the closing stock price of The ODP Corporation’s common stock on December 27, 2024 of $22.92.

•••

(4)
In the event of his termination of employment for Good Reason or by the Company without Cause, Mr. Gannfors will vest in a portion of his 2022, 2023 and 2024 Restricted Stock Unit Awards, prorated for service performed from the grant date through his separation date less any shares that previously vested. The amount included in the table for Restricted Stock Units reflects the number of shares that would vest multiplied by the closing stock price of The ODP Corporation’s stock on December 27, 2024 of $22.92.
(5)
In the event of his separation from service with The ODP Corporation without Cause or for Good Reason within 24 months after the effective date of a change in control, Mr. Gannfors will vest in his outstanding 2022, 2023, and 2024 Restricted Stock Unit Awards. For his 2022, 2023, and 2024 TSR Performance Share Awards, he will vest at the earned rate as if the effective date of the hypothetical change in control of December 28, 2024 were also the last day of the performance period. For his 2023 and 2024 EPS Performance Share Awards, he will vest at target. The amount included in the table for Restricted Stock Units and Performance Share Awards (EPS and TSR) reflects the number of shares that would vest multiplied by the closing stock price of our common stock on December 27, 2024 of $22.92.
(6)
If the surviving entity in a change in control does not assume his awards, Mr. Gannfors will vest in full in his 2022, 2023, and 2024 Restricted Stock Unit Awards. His 2022, 2023, and 2024 TSR Performance Share Awards will vest at the earned rate as if the effective date of the hypothetical change in control of December 28, 2024 were also the last day of the performance period if the surviving entity does not assume his awards. His 2023 and 2024 EPS Performance Share Awards will vest at target. The amount included in the table for Restricted Stock Units and Performance Share Awards (EPS and TSR) reflects the number of shares that would vest multiplied by the closing stock price of The ODP Corporation’s stock on December 28, 2024 of 22.92.
(7)
Reflects a payment under Mr. Gannfors’s letter agreement effective April 17, 2017 equal to the sum of: (i) 1.5 times Mr. Gannfors’s annual base salary in effect on December 28, 2024 and (ii) 18 times the difference of The ODP Corporation’s monthly COBRA premium for the type of The ODP Corporation provided group health plan coverage in effect on that date for Mr. Gannfors and his active employee charge for such coverage.
(8)
Reflects a payment under the CIC Plan equal to the sum of: (i) two times the sum of: Mr. Gannfors’s base salary in effect on December 28, 2024 and the average of Mr. Gannfors’s annual incentive payments for the three consecutive fiscal years immediately preceding the 2024 fiscal year, and (ii) 18 times the difference of The ODP Corporation’s monthly COBRA premium for the type of The ODP Corporation provided group health plan coverage in effect on that date for Mr. Gannfors and his active employee charge for such coverage.
(9)
In the event of a change in control, as defined under Section 280G of the Internal Revenue Code, and a termination of Mr. Gannfors’ employment on December 28, 2024, the total payments for Mr. Gannfors under the CIC Plan equal $3,567,329, including $878,365 for the accelerated vesting of his restricted stock and performance shares. However, these payments are subject to reduction if the parachute amounts associated with the payments under Section 280G of the Code equal or exceed three times Mr. Gannfors’ average taxable compensation received from The ODP Corporation for the five-year period ending December 31, 2023, and if he would receive more on an after-tax basis by reducing the payments than he would receive by getting all the payments and paying the 20% excise tax imposed by Section 4999 of the Code. Under the provisions, the severance payable to Mr. Gannfors would not be reduced, as his payments would not trigger the excise tax.

•••

David Centrella

David Centrella

	Termination Resulting from Death		Termination Resulting from Disability		Termination Resulting from Retirement	Termination for Cause	Involuntary Termination or Resignation w/ Good Reason Prior To Change in Control (w/o Cause)		Involuntary Termination or Resignation w/ Good Reason Upon or After Change in Control (w/o Cause)		Termination for All Other Reasons (Voluntary)	Change in Control without Termination
	(a)		(b)		(c)	(d)	(e)		(f)		(g)	(h)

Bonus	$94,500	(1)	$94,500	(1)	$-	$-	$94,500	(1)	$94,500	(1)	$-	$-

Outplacement Services	$-		$-		$-	$-			$22,500	(2)	$-	$-

Long-Term Incentive or Performance Plan

2022 Restricted Stock	$53,473	(3)	$53,473	(3)	$-	$-	$49,966	(4)	$53,473	(5)	$-	$53,473	(6)

2022 Performance Shares TSR	$215,059	(3)	$215,059	(3)	$-	$-	$-		$57,552	(5)	$-	$57,552	(6)

2023 Restricted Stock	$128,215	(3)	$128,215	(3)	$-	$-	$77,149	(4)	$128,215	(5)	$-	$128,215	(6)

2023 Performance Shares EPS	$86,799	(3)	$86,799	(3)	$-	$-	$-		$144,236	(5)	$-	$144,236	(6)

2023 Performance Shares TSR	$74,811	(3)	$74,811	(3)	$-	$-	$-		$-		$-	$-

2024 Restricted Stock	$177,974	(3)	$177,974	(3)	$-	$-	$45,313	(4)	$177,974	(5)	$-	$177,974	(6)

2024 Performance Shares EPS	$33,991	(3)	$33,991	(3)	$-	$-	$-		$133,487	(5)	$-	$133,487	(6)

2024 Performance Shares TSR	$27,275	(3)	$27,275	(3)	$-	$-	$-		$-		$-	$-

Cash Severance	$-		$-		$-	$-	$809,043	(7)	$1,897,765	(8)	$-	$-

Total for Mr. Centrella	$892,097		$892,097		$-	$-	$1,075,971		$2,709,702	(9)	$-	$694,937	(9)

(1)
Represents a lump sum payment equal to the pro-rata bonus, if any, that Mr. Centrella would have earned for the year in which his termination occurs based on the actual achievement of applicable performance goals for such year.
(2)
Reflects the value of a 24-month outplacement services package under the CIC Plan.
(3)
In the event of his separation from service with The ODP Corporation due to death or Disability, Mr. Centrella will vest in full in his 2022, 2023, and 2024 Annual Restricted Stock Unit Awards. For his 2022, 2023, and 2024 TSR Performance Share Award and his 2023 and 2024 EPS Performance Share Awards, he will vest at target, prorated for service performed from the grant date through his separation date. The amount included in the table for Restricted Stock Units and Performance Share Awards reflects the number of shares that would vest multiplied by the closing stock price of The ODP Corporation’s common stock on December 27, 2024 of $22.92.
(4)
In the event of his termination of employment for Good Reason or by the Company without Cause, Mr. Centrella will vest in a portion of his 2022, 2023, and 2024 Annual Restricted Stock Unit Awards. He will vest in a portion of the awards, prorated for service performed from the grant date through his separation date less any shares that previously vested. The amount included in the table for Restricted Stock Units reflects the number of shares that would vest multiplied by the closing stock price of The ODP Corporation’s stock on December 27, 2024 of $22.92.
(5)
In the event of his separation from service with The ODP Corporation without Cause or for Good Reason within 24 months after the effective date of a CIC, Mr. Centrella will vest in full in his 2022, 2023, and 2024 Annual Restricted Stock Unit Awards. For his 2022, 2023, and 2024 TSR Performance Share Awards, he will vest based on TSR performance as if the effective date of the hypothetical change in control of December 28, 2024 were also the last day of the performance period. For his 2023 and 2024 EPS Performance Share Awards, he will vest at target. The amount included in the table for Restricted Stock Units and Performance Share Awards (EPS and TSR) reflects the number of shares that would vest multiplied by the closing stock price of our common stock on December 27, 2024 of $22.92.
(6)
If the surviving entity in a change in control does not assume his awards, Mr. Centrella will vest in full in his 2022, 2023, and 2024 Annual Restricted Stock Unit Awards. His 2022, 2023, and 2024 TSR Performance Share Awards will vest based on TSR performance as if the effective date of the hypothetical change in control of December 28, 2024 were also the last day of the performance period if the surviving entity does not assume his awards. His 2023 and 2024 EPS Performance Share Awards will vest at target. The amount included in the table for Restricted Stock Units

•••

and Performance Share Awards (EPS and TSR) reflects the number of shares that would vest multiplied by the closing stock price of The ODP Corporation’s stock on December 27, 2024 of $22.92.
(7)
Reflects a payment under Mr. Centrella’s letter agreement effective May 4, 2022 equal to the sum of: (i) 1.5 times Mr. Centrella’s annual base salary in effect on December 28, 2024, and (ii) 18 times the difference of The ODP Corporation’s monthly COBRA premium for the type of The ODP Corporation provided group health plan coverage in effect on that date for Mr. Centrella and his active employee charge for such coverage.
(8)
Reflects a payment under the CIC Plan equal to the sum of: (i) two times the sum of: Mr. Centrella’s base salary in effect on December 28, 2024 and the average of Mr. Centrella’s annual incentive payments for the three consecutive fiscal years immediately preceding the 2024 fiscal year, and (ii) 18 times the difference of The ODP Corporation’s monthly COBRA premium for the type of The ODP Corporation provided group health plan coverage in effect on that date for Mr. Centrella and his active employee charge for such coverage.
(9)
In the event of a change in control, as defined under Section 280G of the Internal Revenue Code, and a termination of Mr. Centrella’s employment on December 28, 2024, the total payments for Mr. Centrella under the CIC Plan equal $2,709,702, including $694,937 for the accelerated vesting of his restricted stock and performance shares. However, these payments are subject to reduction if the parachute amounts associated with the payments under Section 280G of the Code equal or exceed three times Mr. Centrella’s average taxable compensation received from The ODP Corporation for the five-year period ending December 31, 2023, and if he would receive more on an after-tax basis by reducing the payments than he would receive by getting all the payments and paying the 20% excise tax imposed by Section 4999 of the Code. Under the provisions, the severance payable to Mr. Centrella would not be reduced, as his payments would not trigger the excise tax.

M

Max Hood

Max Hood

	Termination Resulting from Death		Termination Resulting from Disability		Termination Resulting from Retirement	Termination for Cause	Involuntary Termination or Resignation w/ Good Reason Prior To Change in Control (w/o Cause)		Involuntary Termination or Resignation w/ Good Reason Upon or After Change in Control (w/o Cause)		Termination for All Other Reasons (Voluntary)	Change in Control without Termination

	(a)		(b)		(c)	(d)	(e)		(f)		(g)	(h)

Bonus	$44,619	(1)	$44,619	(1)	$-	$-	$44,619	(1)	$44,619	(1)	$-	$-

Outplacement Services	$-		$-		$-	$-	$-		$22,500	(2)	$-	$-

Long-Term Incentive or Performance Plan

2022 Restricted Stock	$57,919	(3)	$57,919	(3)	$-	$-	$54,138	(4)	$57,919	(5)	$-	$57,919	(6)

2023 Restricted Stock	$44,878	(3)	$44,878	(3)	$-	$-	$27,023	(4)	$44,878	(5)	$-	$44,878	(6)

2023 Performance Shares EPS	$30,392	(3)	$30,392	(3)	$-	$-	$-		$50,493	(5)	$-	$50,493	(6)

2023 Performance Shares TSR	$26,198	(3)	$26,198	(3)	$-	$-	$-		$-		$-	$-

2024 Restricted Stock	$62,297	(3)	$62,297	(3)	$-	$-	$15,861	(4)	$62,297	(5)	$-	$62,297	(6)

2024 Performance Shares EPS	$11,896	(3)	$11,896	(3)	$-	$-	$-		$46,711	(5)	$-	$46,711	(6)

2024 Performance Shares TSR	$9,558	(3)	$9,558	(3)	$-	$-	$-		$-		$-	$-

											-
2024 Sept24 Restricted Stock	$285,079	(3)	$285,079	(3)	$-	$-	$44,465	(4)	$285,079	(5)	$-	$285,079	(6)

Cash Severance	$-		$-		$-	$-	$519,003	(7)	$895,974	(8)	$-	$-

Total for Mr. Hood	$572,836		$572,836		$-	$-	$705,109		$1,510,470	(9)	$-	$547,377	(9)

(1)
Represents a lump sum payment equal to the pro-rata bonus, if any, that Mr. Hood would have earned for the year in which his termination occurs based on the actual achievement of applicable performance goals for such year.
(2)
Reflects the value of a 24-month outplacement services package under the CIC Plan.
(3)
In the event of his separation from service with The ODP Corporation due to death or Disability, Mr. Hood will vest in full in his 2022, 2023, and 2024 Restricted Stock Unit Awards (annual grants) and his September 2024 Restricted Stock Unit Award. For his 2023 and 2024 TSR Performance Share Awards and his 2023 and 2024 EPS Performance Share

•••

Awards, he will vest at target, prorated for service performed from the grant date through his separation date. The amount included in the table for Restricted Stock Units and Performance Share Awards reflects the number of shares that would vest multiplied by the closing stock price of The ODP Corporation’s common stock on December 27, 2024 of $22.92.
(4)
In the event of his termination of employment for Good Reason or by the Company without Cause, Mr. Hood will vest in a portion of his 2022, 2023 and 2024 Restricted Stock Unit Awards (annual grants) and his September 2024 Restricted Stock Unit Award, prorated for service performed from the grant date through his separation date less any shares that previously vested. The amount included in the table for Restricted Stock Units reflects the number of shares that would vest multiplied by the closing stock price of The ODP Corporation’s stock on December 27, 2024 of $22.92.
(5)
In the event of his separation from service with The ODP Corporation without Cause or for Good Reason within 24 months after the effective date of a CIC, Mr. Hood will vest in full in his outstanding 2022, 2023, and 2024 Restricted Stock Unit Awards (annual awards) and his September 2024 Restricted Stock Unit Award. For his 2023 and 2024 TSR Performance Share Awards, he will vest based on TSR performance as if the effective date of the hypothetical change in control of December 28, 2024 were also the last day of the performance period. For his 2023 and 2024 EPS Performance Share Awards, he will vest at target. The amount included in the table for Restricted Stock Units and Performance Share Awards (EPS and TSR) reflects the number of shares that would vest multiplied by the closing stock price of our common stock on December 27, 2024 of $22.92.
(6)
If the surviving entity in a change in control does not assume his awards, Mr. Hood will vest in full in 2022, 2023, and 2024 Restricted Stock Unit Awards (annual grants) and his September 2024 Restricted Stock Unit Award. His 2023 and 2024 TSR Performance Share Awards will vest at the earned rate as if the effective date of the hypothetical change in control of December 28, 2024 were also the last day of the performance period if the surviving entity does not assume his awards. His 2023 and 2024 EPS Performance Awards will vest at target. The amount included in the table for Restricted Stock Units and Performance Share Awards (EPS and TSR) reflects the number of shares that would vest multiplied by the closing stock price of The ODP Corporation’s stock on December 27, 2024 of $22.92.
(7)
Reflects a payment under Mr. Hood’s letter agreement effective December 9, 2024 equal to the sum of: (i) 1.25 times Mr. Hood’s annual base salary in effect on December 28, 2024 and (ii) 15 times the difference of The ODP Corporation’s monthly COBRA premium for the type of The ODP Corporation provided group health plan coverage in effect on that date for Mr. Hood and his active employee charge for such coverage.
(8)
Reflects a payment under the CIC Plan equal to the sum of: (i) 1.5 times the sum of: Mr. Hood’s base salary in effect on December 28, 2024 and the average of Mr. Hood’s annual incentive payments for the three consecutive fiscal years immediately preceding the 2024 fiscal year, and (ii) 18 times the difference of The ODP Corporation’s monthly COBRA premium for the type of The ODP Corporation provided group health plan coverage in effect on that date for Mr. Hood and his active employee charge for such coverage.
(9)
In the event of a change in control, as defined under Section 280G of the Internal Revenue Code, and a termination of Mr. Hood’s employment on December 28, 2024, the total payments for Mr. Hood under the foregoing arrangement equal $1,510,470, including $547,377 for the accelerated vesting of his restricted stock and performance shares. However, these payments are subject to reduction if the parachute amounts associated with the payments under Section 280G of the Code equal or exceed three times Mr. Hood’s average taxable compensation received from The ODP Corporation for the five-year period ending December 31, 2023, and if he would receive more on an after-tax basis by reducing the payments than he would receive by getting all the payments and paying the 20% excise tax imposed by Section 4999 of the Code. Under the provisions, the severance payable to Mr. Hood would not be reduced, as his payments would not trigger the excise tax.

•••

Adam Haggard

Adam Haggard

	Termination Resulting from Death		Termination Resulting from Disability		Termination Resulting from Retirement	Termination for Cause	Involuntary Termination or Resignation w/ Good Reason Prior To Change in Control (w/o Cause)		Involuntary Termination or Resignation w/ Good Reason Upon or After Change in Control (w/o Cause)		Termination for All Other Reasons (Voluntary)	Change in Control without Termination

	(a)		(b)		(c)	(d)	(e)		(f)		(g)	(h)

Bonus	$33,260	(1)	$33,260	(1)	$-	$-	$33,260	(1)	$33,260	(1)	$-	$-

Outplacement Services	$-		$-		$-	$-	$-		$22,500	(2)	$-	$-

Long-Term Incentive or Performance Plan

2022 Restricted Stock	$40,110	(3)	$40,110	(3)	$-	$-	$37,498	(4)	$40,110	(5)	$-	$40,110	(6)

2022 Aug22 Restricted Stock	$10,383	(3)	$10,383	(3)	$-	$-	$8,343	(4)	$10,383	(5)	$-	$10,383	(6)

2023 Restricted Stock	$35,274	(3)	$35,274	(3)	$-	$-	$21,224	(4)	$35,274	(5)	$-	$35,274	(6)

2023 Performance Shares EPS	$23,883	(3)	$23,883	(3)	$-	$-	$-		$39,675	(5)	$-	$39,675	(6)

2023 Performance Shares TSR	$20,583	(3)	$20,583	(3)	$-	$-	$-		$-		$-	$-

2024 Restricted Stock	$48,958	(3)	$48,958	(3)	$-	$-	$12,469	(4)	$48,958	(5)	$-	$48,958	(6)

2024 Performance Shares EPS	$9,352	(3)	$9,352	(3)	$-	$-	$-		$36,718	(5)	$-	$36,718	(6)

2024 Performance Shares TSR	$7,495	(3)	$7,495	(3)	$-	$-	$-		$-		$-	$-

2024 Sept24 Restricted Stock	$285,079	(3)	$285,079	(3)	$-	$-	$44,465	(4)	$285,079	(5)	$-	$285,079	(6)

Cash Severance	$-		$-		$-	$-	$517,041	(7)	$842,450	(8)	$-	$-

Total for Mr. Haggard	$514,377		$514,377		$-	$-	$674,300		$1,394,407	(9)	$-	$496,197	(9)

(1)
Represents a lump sum payment equal to the pro-rata bonus, if any, that Mr. Haggard would have earned for the year in which his termination occurs based on the actual achievement of applicable performance goals for such year.
(2)
Reflects the value of a 24-month outplacement services package under the CIC Plan.
(3)
In the event of his separation from service with The ODP Corporation due to death or Disability, Mr. Haggard will vest in his 2022, 2023, and 2024 Restricted Stock Unit Awards (annual grants) and his August 2022 and September 2024 Restricted Stock Unit Awards. For his 2023 and 2024 TSR Performance Share Awards and his 2023 and 2024 EPS Performance Share Awards, he will vest at target, prorated for service performed from the grant date through his separation date. The amount included in the table for Restricted Stock Units and Performance Share Awards reflects the number of shares that would vest multiplied by the closing stock price of The ODP Corporation’s common stock on December 27, 2024 of $22.92.
(4)
In the event of his termination of employment for Good Reason or by the Company without Cause, Mr. Haggard will vest in a portion of his 2022, 2023 and 2024 Restricted Stock Unit Awards (annual grants) and his August 2022 and September 2024 Restricted Stock Unit Awards, prorated for service performed from the grant date through his separation date less any shares that previously vested. The amount included in the table for Restricted Stock Units reflects the number of shares that would vest multiplied by the closing stock price of The ODP Corporation’s stock on December 27, 2024 of $22.92.
(5)
In the event of his separation from service with The ODP Corporation without Cause or for Good Reason within 24 months after the effective date of a CIC, Mr. Haggard will vest in his outstanding 2022, 2023, and 2024 Restricted Stock Unit Awards (annual awards) and his August 2022 and September 2024 Restricted Stock Unit Awards. For his 2023 and 2024 TSR Performance Share Awards, he will vest based on TSR performance as if the effective date of the hypothetical change in control of December 28, 2024 were also the last day of the performance period. For his 2023 and 2024 EPS Performance Share Awards, he will vest at target. The amount included in the table for Restricted Stock Units and Performance Share Awards (EPS and TSR) reflects the number of shares that would vest multiplied by the closing stock price of our common stock on December 27, 2024 of $22.92.
(6)
If the surviving entity in a change in control does not assume his awards, Mr. Haggard will vest in full in 2022, 2023, and 2024 Restricted Stock Unit Awards (annual grants) and his August 2022 and September 2024 Restricted Stock Unit Awards. His 2023 and 2024 TSR Performance Share Awards will vest at the earned rate as if the effective date of the hypothetical change in control of December 28, 2024 were also the last day of the performance period if the

•••

surviving entity does not assume his awards. His 2023 and 2024 EPS Performance Awards will vest at target. The amount included in the table for Restricted Stock Units and Performance Share Awards (EPS and TSR) reflects the number of shares that would vest multiplied by the closing stock price of The ODP Corporation’s stock on December 27, 2024 of $22.92.
(7)
Reflects a payment under Mr. Haggard’s letter agreement effective December 9, 2024 equal to the sum of: (i) 1.25 times Mr. Haggard’s annual base salary in effect on December 28, 2024 and (ii) 15 times the difference of The ODP Corporation’s monthly COBRA premium for the type of The ODP Corporation provided group health plan coverage in effect on that date for Mr. Haggard and his active employee charge for such coverage.
(8)
Reflects a payment under the CIC Plan equal to the sum of: (i) 1.5 times the sum of: Mr. Haggard’s base salary in effect on December 28, 2024 and the average of Mr. Haggard’s annual incentive payments for the three consecutive fiscal years immediately preceding the 2024 fiscal year, and (ii) 18 times the difference of The ODP Corporation’s monthly COBRA premium for the type of The ODP Corporation provided group health plan coverage in effect on that date for Mr. Haggard and his active employee charge for such coverage.
(9)
In the event of a change in control, as defined under Section 280G of the Internal Revenue Code, and a termination of Mr. Haggard’s employment on December 28, 2024, the total payments for Mr. Haggard under the foregoing arrangement equal $1,394,407, including $496,197 for the accelerated vesting of his restricted stock and performance shares. However, these payments are subject to reduction if the parachute amounts associated with the payments under Section 280G of the Code equal or exceed three times Mr. Haggard’s average taxable compensation received from The ODP Corporation for the five-year period ending December 31, 2023, and if he would receive more on an after-tax basis by reducing the payments than he would receive by getting all the payments and paying the 20% excise tax imposed by Section 4999 of the Code. Under the provisions, the severance payable to Mr. Haggard would not be reduced, as his payments would not trigger the excise tax.

•••

PAY RATIO DISCLOSURE

Pursuant to SEC rules, we are providing the following information about the ratio of the annual total compensation for our median employee to the annual total compensation of our CEO.

We are a leading provider of product, services and technology solutions through an integrated business-to-business (B2B) distribution platform and omni-channel presence, which includes supply chain and distribution operations, dedicated sales professionals, online presence, and a network of approximately 869 Office Depot and OfficeMax retail stores.

As of September 30, 2024, our employee population consists of a significant number of part-time employees, many of whom are compensated on an hourly basis. Approximately 82% of our employees are compensated on an hourly basis and part-time employees represent approximately 49% of our total workforce. Accordingly, our median employee in fiscal year 2024 was determined to be a full-time hourly employee who works in our retail organization and has been with ODP for over 15 years.

In September 2023, the Board appointed Mr. Vassalluzzo, the Company’s non-executive Chair of the Board, to serve as Interim Principal Executive Officer while Mr. Smith, our CEO, began a temporary medical leave of absence. Mr. Vassalluzzo served in this role from September 2023 through January 2024 when Mr. Smith returned to his full time duties. In accordance with SEC rules, since Mr. Vassalluzzo was not Interim Principal Executive Officer at the end of 2024 we have not included Mr. Vassalluzzo's compensation in the calculation. We determined the annual total compensation of our CEO for fiscal year 2024 using the total compensation as listed in the Summary Compensation Table for our CEO, Mr. Smith, plus the Company cost of non-discriminatory benefits. His annual total compensation, including the Company cost of non-discriminatory benefits, was $9,475,022. Our median employee’s annual total compensation during the same period was $26,120 which resulted in a ratio of 363 to 1.

To calculate this ratio, we determined that, as of September 30, 2024, we had approximately 19,229 employees, including 18,741 U.S. employees and 488 non-U.S. employees. In determining the median employee we excluded from our employee population all of our non-US employees located in China (61 employees), Hong Kong (11 employees), and Canada (416 employees), pursuant to a de minimus exemption permitted under the SEC rules.

We use a consistently applied compensation measure to identify the median employee from our employee population. We compare the amount of salary and wages paid to employees as reflected in payroll records reported to the Internal Revenue Service on Form W-2 for U.S. employees who were employed on the pay ratio date, excluding our CEO. We annualize compensation for employees hired in the current year or employees who took a leave of absence during the year. No cost-of-living adjustments were made in identifying the median employee.

After the median employee was identified, we calculated such employee’s annual total compensation using the same methodology used for our NEO’s as set forth in the Summary Compensation Table above. The annual total pay ratio reflected in the pay ratio disclosure for the median employee and the CEO include the Company cost of non-discriminatory benefits.

The SEC rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios.

•••

PAY VERSUS PERFORMANCE DISCLOSURE

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, the following table sets forth information regarding the Company’s performance and the “compensation actually paid” (or CAP) to our NEOs, as calculated in accordance with SEC disclosure rules. The Compensation & Talent Committee does not utilize CAP as the basis for making compensation decisions. For further information concerning our compensation philosophy and how we align executive compensation with our performance, see the Compensation Discussion & Analysis section.

Pay Versus Performance Table

(a)	(b)1,4	(c)1,5	(d)2,4	(e)2,5	(f)3,4	(g)3,5	(h)6		(i)	(j)7
							Value of Initial Fixed $100 Investment based on:
Year	Summary Comp Table for Mr. Smith	CAP to Mr. Smith	Summary Comp Table for Mr. Vassalluzzo	CAP to Mr. Vassalluzzo	Avg Summary Comp Table for Non-PEO NEOs NEOs	Average CAP to Non-PEO NEOs	ODP TSR	Peer Group TSR	GAAP Net Income ($M)	Adjusted EBITDA ($M)

2024	$9,462,889	$(11,974,806)	$861,474	$861,474	$1,651,633	$(1,043,301)	88	204	$(3.0)	$267.60

2023	$10,835,279	$16,437,429	$450,028	$450,028	$2,502,777	$3,384,198	216	174	$139.0	$414.00

2022	$10,523,743	$18,007,970	$-	$-	$2,771,219	$2,325,768	175	152	$166.0	$436.00

2021	$10,981,650	$20,717,104	$-	$-	$2,681,894	$4,153,001	150	173	$(208.0)	$476.00

2020	$ 9,860,654	$20,767,397	$-	$-	$2,777,657	$4,115,442	110	122	$(319.0)	$514.00

(1)
Columns (b) and (c) reflect Mr. Smith, who served as the Principal Executive Officer (“PEO”) for the entirety of 2022, 2021 and 2020. Mr. Smith also served as the PEO for the majority of 2023 and 2024, and while he was on temporary leave for part of 2023 and 2024, Joseph S. Vassalluzzo served as the Interim Principal Executive Officer (“PEO”). Mr. Smith returned to be the PEO in 2024.
(2)
Columns (d) and (e) reflect Mr. Vassalluzzo, who served as the Interim PEO for part of 2023 and 2024 while Mr. Smith was on temporary leave. Mr. Smith returned to his duties and responsibilities as PEO effective February 1, 2024.
(3)
Columns (f) and (g) reflect other NEOs for the applicable years as follows:

2024: A. Scaglione, J. Gannfors, S. Hlavinka, D. Centrella, M. Hood, A. Haggard

2023: A. Scaglione, J. Gannfors, Z. Maloney, and D. Centrella

2022: A. Scaglione, S. Hlavinka, J. Gannfors, T. Leeper, and D. Bleisch

2021: A. Scaglione, J. Gannfors, T. Leeper, and D. Bleisch

2020: A. Scaglione, J. Gannfors, T. Leeper, and D. Bleisch

(4)
Column (b) represents the total compensation reported in the Summary Compensation Table for the applicable year for Mr. Smith, column (d) represents the total compensation reported in the Summary Compensation Table for the applicable year for Mr. Vassalluzzo, and column (f) represents the average of the total compensation reported in the Summary Compensation Table for the other NEOs listed in footnote 3 for each applicable year.
(5)
Columns (c), (e), and (g) represent compensation actually paid; adjustments were made to the amounts reported in the Summary Compensation Table for the applicable year. A reconciliation of the adjustments for Mr. Smith, Mr. Vassalluzzo, and for the average of the other NEOs is set forth following the footnotes to this table.
(6)
Column (h) displays Total Shareholder Return (TSR) is cumulative for the measurement periods beginning on December 28, 2019 and ending on the last fiscal day in 2024, 2023, 2022, 2021 and 2020, respectively, calculated in accordance with Item 201(e) of Regulation S-K. “Peer Group” represents the S&P 1500 Specialty Retail Index.
(7)
Column (j) reflects the company selected measure. Adjusted EBITDA is a non-GAAP financial measure. We used Adjusted EBITDA as reported in our fourth quarter fiscal year 2024, 2023, 2022, 2021, and 2020 earnings press releases and adjusted them in accordance with the categories of excluded items as discussed on page 48 of the CD&A.

•••

Reconciliation of CAP Adjustments

	2024			2023

	PEO - Smith	PEO - Vassalluzzo	Average Other NEOs	PEO - Smith	PEO - Vassalluzzo	Average Other NEOs

Summary Compensation Table (SCT) Total	9,462,889	861,474	1,651,633	10,835,279	450,028	2,502,777

Less Stock Award Value & Option Award Value Reported in SCT for the Fiscal Year	(8,000,000)	(707,534)	(1,070,833)	(8,000,000)	(157,528)	(1,275,000)

Plus Year-End Fair Value for Awards Granted During Year That Remain Unvested as of Last Day of Fiscal Year	2,886,544	-	325,047	9,890,052	-	1,576,208

Plus Change in Fair Value of Unvested Equity Awards from Last Day of Prior Year to Last Day of Fiscal Year	(14,407,616)	-	(1,063,618)	3,696,254	-	537,240

Plus Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Fiscal Year	(1,916,623)	-	(165,490)	15,844	-	42,973

Plus Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Fiscal Year	-	707,534	-	-	157,528	-

Less Fair Value of Awards Forfeited During Fiscal Year	-	-	(720,040)	-	-	-

Compensation Actually Paid (CAP)	(11,974,806)	861,474	(1,043,301)	16,437,429	450,028	3,384,198

	2022		2021		2020

	PEO - Smith	Average Other NEOs	PEO - Smith	Average Other NEOs	PEO - Smith	Average Other NEOs

Summary Compensation Table (SCT) Total	10,523,743	2,771,219	10,981,650	2,681,894	9,860,654	2,777,657

Less Stock Award Value & Option Award Value Reported in SCT for the Fiscal Year	(7,500,000)	(1,352,054)	(7,500,000)	(1,187,500)	(7,500,000)	(1,738,266)

Plus Year-End Fair Value for Awards Granted During Year That Remain Unvested as of Last Day of Fiscal Year	8,626,020	1,226,650	7,632,588	1,208,471	14,776,635	2,776,733

Plus Change in Fair Value of Unvested Equity Awards from Last Day of Prior Year to Last Day of Fiscal Year	4,366,182	337,246	4,738,637	855,889	4,427,539	338,481

Plus Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Fiscal Year	1,992,025	61,573	4,864,228	594,248	(797,431)	(39,163)

Plus Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Fiscal Year	-	-	-	-	-	-

Less Fair Value of Awards Forfeited During Fiscal Year	-	(718,866)	-	-	-	-

Compensation Actually Paid (CAP)	18,007,970	2,325,768	20,717,104	4,153,001	20,767,397	4,115,442

In the tables above, the unvested equity values are computed in accordance with the methodology used for financial reporting purposes, and for unvested awards subject to performance-based vesting conditions, based on the probable outcome of such performance-based vesting conditions as of the last day of the fiscal year.

Categories with no values are excluded from the table above, which include: Value of Dividends or Other Earnings on Stock or Option Awards, and Pension Service Cost.

•••

Performance Measures Used to Link Company Performance and CAP

The following table lists the performance measures that, in our assessment, represent the most important performance measures we used to link compensation actually paid to our Named Executive Officers, for fiscal year 2024, to Company performance.

Tabular List of Performance Measures

Adjusted EBITDA	Net Sales	Relative TSR

Relationship Between Pay and Performance

The following charts show graphically the relationships over the past five years of the CAP Amounts for our PEO and Non-PEO NEOs as compared to our cumulative TSR, Performance Peer Group TSR, Net Income and Adjusted EBITDA, as well as the relationship between TSR and Performance Peer Group TSR:

CAP & Total Shareholder Return
PEO (Smith) CAP
PEO (Vassalluzzo) CAP
Avg. Other NEOs CAP
ODP TSR
S&P 1500 Specialty Retail
Total Shareholder Return (TSR)
CAP ($Mmllions)
250
200
150
100
50
0
$25
$20
$15
$10
$5
$0
($5)
($10)
($15)
$20.8
$20.7
$18.0
$16.4
$216
$204
$173
$175
$174
$150
$152
$122
$4.1
$110
$4.2
$2.3
$3.4
$0.9
$88
$0.0
$0.0
$0.0
$0.5
-$1.0
-$12.0
FY2020
FY2021
FY2022
FY2023
FY2024

CAP & Adjusted EBITDA*
PEO (Smith) CAP
PEO (Vassalluzzo) CAP
Other NEOs CAP
Adjusted EBITDA
Adjusted EBITDA ($ million)
$600
$500
$400
$300
$200
$100
$0
CAP ($Millions)
$25
$20
$15
$10
$5
$0
($5)
($10)
($15)
$20.8
$514
$4.1
$0.0
$20.7
$476
$4.2
$0.0
$18.0
$436
$2.3
$0.0
$16.4
$414
$3.4
$0.5
$0.9
$268
-$1.0
-$12.0
FY2020
FY2021
FY2022
FY2023
FY2024

•••

GAAP net income is not used as a performance measure in our incentive plans because we do not believe it reflects our controllable operating performance and it is not a focal point in how we report results to shareholders. GAAP net income is affected by items, like restructuring charges, that are realized as we execute on our business transformation and may not reflect current year operating performance results. For these reasons, CAP amounts for our PEOs and average for other NEOs do not have a strong relationship to the Company’s GAAP net income.

* Adjusted EBITDA is a non-GAAP financial measure. We used Adjusted EBITDA as reported in our fourth quarter fiscal year 2024, 2023, 2022, 2021, and 2020 earnings press releases and adjusted them in accordance with the categories of excluded items as discussed on page 48 of the CD&A.

•••

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information regarding the beneficial ownership of our common stock as of ____, 2025 held by our Directors and Director nominees, NEOs and our Directors and executive officers as a group.

Except as otherwise noted below, each person named in the following table has the sole voting and investment powers with respect to all shares listed. To the extent indicated in the table below, shares beneficially owned by a person include shares of which the person has the right to acquire beneficial ownership within 60 days after ______1. As of ____, 2025, there were 29,818,271 shares of our common stock issued and outstanding.

Name of Beneficial Owner	Beneficially Owned Directly or Indirectly(1)	Beneficial Ownership Percentage(2)	RSUs(3)
Board of Directors and NEOs(4)
Gerry P. Smith, Chief Executive Officer	969,596	3.3%	-
Quincy L. Allen	272	*	22,301
Kristin A. Campbell	-	*	38,372
Cynthia T. Jamison	1,646	*	42,513
Evan Levitt	-	*	3,562
Shashank Samant	272	*	22,301
Amy Schioldager	-	*	3,562
Wendy L. Schoppert	3,875	*	18,965

Total of Board of Directors	975,661	3.3%	151,576

(ODP Corporation’s NEOs, other than the CEO)
John W. Gannfors, Executive Vice President of the ODP Corporation and President of Veyer	79,194	*
Sarah E. Hlavinka, Executive Vice President and Chief Legal Officer and Secretary	23,887	*
David Centrella, Executive Vice President of The ODP Corporation and President of ODP Business Solutions	63,014	*
Adam Haggard, Senior Vice President and Co-Chief Financial Officer	18,657	*
Max Hood, Senior Vice President and Co-Chief Financial Officer	35,234	*
D. Anthony Scaglione, Former Executive Vice President and Chief Financial Officer (5)	108,616	*
Joseph S. Vassalluzzo, Former Non-Employee Chair of the Board of Directors and Interim Principal Executive Officer (6)	68,993
Directors and Executive Officers as a Group (15) Persons in Total	1,373,256	4.6%

* Represents beneficial ownership of less than one percent of our issued and outstanding common stock as of ___, 2025.

The following table sets forth the information indicated for persons or entities known to us to be beneficial owners of more than 5% of our outstanding common stock, based solely upon filings made with the SEC. Except as described below, we know of no person that beneficially owns more than 5% of our outstanding common stock.

•••

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class
Blackrock, Inc.(7) 55 East 52nd Street, New York, NY 10055	5,976,715	16.0%
The Vanguard Group(8) 100 Vanguard Boulevard, Malvern, PA 19355	3,916,101	11.6%
Dimensional Fund Advisors LP(9) Building One, 6300 Bee Cave Road, Austin, TX 78746	3,153,563	8.4%
State Street Corporation(10) One Congress Street, Suite 1, Boston, MA 02114	1,526,963	5.1%
LSV Asset Management(11) 155 North Wacker Drive, Suite 4600, Chicago, IL 60606	1,527,988	5.1%

(1)
Includes shares of common stock subject to options exercisable within 60 days of ___, 2025. The number of options exercisable within 60 days of ___, 2025 is as follows: Mr. Smith — 136,549 shares. Also included are unvested shares of restricted stock, as to which the holder has voting rights.
(2)
The percentage ownership for all shareholders listed in the table above is based on 29,818,271 shares of our common stock outstanding as of ___, 2025. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, shares issuable upon the exercise of options that are exercisable within 60 days of ___, 2025 are not deemed outstanding for purposes of computing the percentage of ownership of any other person.
(3)
The RSUs are convertible into shares of our common stock. The shares of common stock underlying these RSUs will not be distributed to the Director whose name appears beside the amount of RSUs until some period of time after his or her separation from the Company as a Director, pursuant to the terms of his or her respective restricted stock unit award agreement. Until such distribution, these Directors neither have the right to vote, nor the right to dispose of these RSUs.
(4)
The address for all Directors and NEOs is c/o The ODP Corporation, 6600 North Military Trail, Boca Raton, Florida 33496.
(5)
The information regarding Mr. Scaglione is reported as of September 13, 2024, the effective date of Mr. Scaglione’s resignation.
(6)
The information regarding Mr. Vassalluzzo is reported as of June 10, 2024, the effective date of Mr. Vassalluzzo’s resignation.
(7)
The information regarding BlackRock, Inc. is reported as of December 31, 2023, and was derived from a Schedule 13G/A filed with the SEC on January 22, 2024, that reported sole voting power over 5,825,946 shares and sole dispositive power over 5,976,715 shares.
(8)
The information regarding The Vanguard Group is reported as of September 30, 2024 and was derived from a Schedule 13G/A filed with the SEC on November 12, 2024, that reported shared voting power over 53,350 shares, sole dispositive power over 3,823,424 shares and shared dispositive power over 92,677 shares.
(9)
The information regarding Dimensional Fund Advisors LP is reported as of December 29, 2023 and was derived from a Schedule 13G/A filed with the SEC on February 14, 2024, that reported sole voting power over 3,107,903 shares and sole dispositive power over 3,153,563 shares.
(10)
The information regarding State Street Corporation is reported as of December 31, 2024, and was derived from a Schedule 13G filed on February 5, 2025, that reported shared voting power over 1,374,367 shares and shared dispositive power over 1,526,963 shares.
(11)
The information regarding LSV Asset Management is reported as of December 31, 2024, and was derived from a Schedule 13G filed on February 6, 2025, that reported sole voting power over 864,188 shares and sole dispositive power over 1,527,988 shares.

•••

PROPOSAL No. 3: NON-BINDING ADVISORY VOTE ON COMPANY’S EXECUTIVE COMPENSATION

Executive compensation is an important matter for our shareholders. The Dodd-Frank Wall Street Reform and Consumer Protection Act requires that we provide you with the opportunity to vote to approve, on a non-binding advisory basis, the compensation of our NEOs (sometimes referred to as “Say-on-Pay”), as disclosed in this Proxy Statement under the captions: “Compensation Discussion and Analysis,” “Director Compensation,” “Compensation Tables,” “Summary of Executive Agreements and Potential Payments Upon Termination or Change in Control,” and “Tabular Information Regarding Potential Payments Upon Termination or a Change in Control.”

Our Compensation Philosophy and Practices

In fiscal year 2024, we continued to see positive results from our transformation to becoming a leading provider of products, services and technology solutions through an integrated business-to-business (“B2B”) distribution platform and omni-channel presence, which includes supply chain and distribution operations, dedicated sales professionals, online presence, and a network of Office Depot and OfficeMax retail stores. We urge you to read the Compensation Discussion and Analysis section of this Proxy Statement for a more complete understanding of our executive compensation plans, including our compensation philosophy, objectives, and the 2024 compensation of our NEOs.

We believe that the Company’s executive compensation programs align the interests of our NEOs with those of our shareholders by tying a significant portion of their compensation to Company performance, and by providing a competitive level of compensation needed to recruit, retain and motivate talented executives critical to the Company’s long-term success.

Effect of “Say-on-Pay” Vote

While the Company is required to provide the Say-on-Pay vote every 1, 2, or 3 years pursuant to Section 14A of the Exchange Act, the Say-on-Pay vote is a non-binding advisory vote only. As such, your vote on the Company’s executive compensation matters will not be binding on our Board of Directors and may not be construed as overruling any decision by the Board or the Compensation & Talent Committee, nor will it create or imply any additional fiduciary duty of the Board or the Compensation & Talent Committee. The Compensation & Talent Committee and the Board value the opinions of our shareholders and will seek to determine the causes of any significant negative voting results in an effort to better understand shareholder issues and concerns about our executive compensation. Furthermore, the Compensation & Talent Committee and the Board will take into account the outcome of the vote when considering future executive compensation decisions.

We are asking shareholders to vote in favor of the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and the related narrative discussion, is hereby APPROVED.”

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ADVISORY PROPOSAL TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION.

•••

PROPOSAL No. 4: VOTE ON AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO PROVIDE FOR OFFICER EXCULPATION

The State of Delaware, where the Company is incorporated, enacted legislation in 2022 that expands exculpation protection to officers, thereby enabling companies to eliminate the monetary liability of certain officers in certain circumstances, similar to, but more limited than, the protection already afforded to directors under our Amended and Restated Certificate of Incorporation (the “Certificate”).

In line with the update to Delaware law, our Board has unanimously adopted a resolution to amend our Certificate, subject to stockholder approval, to extend exculpation to certain officers to provide for the elimination of monetary liability of certain officers of the Company for breaches of the fiduciary duty of care.

We are seeking stockholder approval to amend the Certificate to extend exculpation to certain officers to the fullest extent permitted by Delaware law (the “Proposed Exculpation Amendment”). In addition, while the Proposed Exculpation Amendment also includes conforming changes to the existing exculpation provision related to directors of the Company set forth in Article Eight of the Certificate, the current exculpation protections available to the directors remain unchanged as a result of the Proposed Exculpation Amendment.

Purpose and Possible Effects of the Proposal

The Proposed Exculpation Amendment is a result of the Board’s ongoing review of corporate governance best practices and recent changes in Delaware law. In developing the Proposed Exculpation Amendment, the Board (including all members of the Corporate Governance and Nominating Committee) carefully considered the implications of amending our Certificate to provide exculpation from certain liability for certain of our officers as permitted by Delaware law.

In order to better position the Company to attract and retain qualified officers, the Board believes that it is important to extend exculpation protection to officers to the fullest extent permitted by Delaware law. In the absence of such protection, such individuals might be deterred from serving as officers due to exposure to personal liability and the risk of incurring substantial expense in defending lawsuits, regardless of merit.

The nature of their role often requires officers to make decisions on crucial matters, frequently in response to time-sensitive opportunities and challenges, which can create substantial risk of lawsuits that seek to impose liability with the benefit of hindsight, regardless of their merit. Aligning the protections available to our officers with those currently available to our directors to the extent such protections are permitted under Delaware law would empower officers to exercise their business judgment in furtherance of stockholder interests, without the potential distractions posed by the risk of personal liability.

The Board believes that the Proposed Exculpation Amendment strikes the appropriate balance between furthering our goals of attracting and retaining quality officers with promoting stockholder accountability because, consistent with the update to Delaware law, the Proposed Exculpation Amendment would exculpate certain officers only in connection with direct claims brought by stockholders, including class actions, but would not eliminate or limit liability for breaches of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit. Nor would this provision exculpate such officers from liability for claims brought by or in the right of the corporation, such as derivative claims.

Additionally, in accordance with Delaware law, under the Proposed Exculpation Amendment, the only officers who would be eligible for exculpation would be (i) anyone serving as our President, Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Chief Legal Officer, Chief Accounting Officer, Controller and Treasurer, (ii) any other named executive officers, and (iii) any other officer who has consented to service of process in Delaware by written agreement.

Taking into account the narrow class and type of claims for which officers would be exculpated and the benefits the Board believes would accrue to the Company and our stockholders, which include enhancing our ability to attract and retain talented officers and potentially reducing future litigation costs associated with frivolous lawsuits, the Board has declared the Proposed Exculpation Amendment to be advisable and has determined that it is in the best interests of the Company and our stockholders.

•••

Additional information

The general description of the Proposed Exculpation Amendment set forth above is qualified in its entirety by reference to the text of the Proposed Exculpation Amendment, which is attached as Annex-1 to this Proxy Statement.

The Proposed Exculpation Amendment is binding. If Proposal 4 is approved, the Company intends to file a certificate of amendment to the Certificate with the Secretary of State of the State of Delaware, which will become effective at the time of the filing. The Board reserves the right to elect to abandon the Proposed Exculpation Amendment at any time before it becomes effective even if it is approved by the stockholders. If Proposal 4 is not approved by the requisite vote, then a certificate of amendment to the Certificate will not be filed with the Secretary of State of the State of Delaware, Article Eight will remain unchanged, and our officers will not be entitled to exculpation under the DGCL.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO PROVIDE FOR OFFICER EXCULPATION.

•••

PROPOSAL No. 5: APPROVAL OF AN AMENDMENT TO THE ODP CORPORATION 2021 LONG-TERM INCENTIVE PLAN

Overview

The Board of Directors unanimously recommends that our shareholders approve the amendment of The ODP Corporation 2021 Long-Term Incentive Plan (“Amendment” and “2021 Plan,” respectively) to increase the number of shares available for issuance under the 2021 Plan. As discussed in more detail below, this request for additional shares is a necessary step to sustain our ability to attract and retain top talent, maintain alignment between management and shareholder interests, and preserve the strength of our long-term incentive program during challenging market conditions and reduced retail activity. On March 10, 2021, our Board of Directors unanimously approved the 2021 Plan. On April 21, 2021, our shareholders approved the 2021 Plan and it became effective on that date (the “Plan Effective Date”). The 2021 Plan is the Company’s only plan under which it may grant equity compensation awards. However, awards remain outstanding under the Company’s prior 2019, 2017, 2015, and 2007 Long-Term Incentive Plans.

No awards may be granted under the 2021 Plan after the tenth anniversary of the Plan Effective Date. However, awards outstanding under the 2021 Plan at that time will continue to be governed by the 2021 Plan and the agreements under which they were granted.

The 2021 Plan reflects the following equity compensation plan best practices:

•
No grants of below-market stock options or stock appreciation rights (“SARs”);
•
No repricing of stock options or SARs and no cash buyout of underwater stock options or SARs;
•
No liberal share recycling of stock options or SARs;
•
No payment of dividends or dividend equivalents on stock options or SARs;
•
No payments of dividends or dividend equivalents on any award prior to date on which award vests;
•
Individual limits on annual cash and equity non-employee director compensation;
•
Minimum vesting requirement of one year for all equity-based awards except under certain limited circumstances, and with permitted exceptions up to 5% of the authorized shares;
•
No liberal change in control definition;
•
Double trigger treatment upon change in control except to extent awards are not assumed or replaced in change in control;
•
No excise tax gross-ups on “parachute payments”; and
•
Awards are subject to the Company’s recoupment/clawback policies.

On February 12, 2025, the Compensation and Talent Committee of the Board of Directors (the “Committee”) recommended, and the Board of Directors thereafter adopted, the Amendment and directed that the Amendment be submitted to our shareholders for consideration and approval at the Annual Meeting. The Amendment will become effective on the date that it is approved by our shareholders. The Amendment increases the maximum number of shares available for grant under the 2021 Plan by an additional 4,000,000 shares, from 3,400,000 shares to 7,400,000 shares. The Committee considered the factors specified in the section entitled “Why The ODP Corporation Believes You Should Vote to Approve the Amendment to the 2021 Plan” below in determining the number of additional shares covered by the Amendment.

The shares of common stock issued by the Company under the 2021 Plan are currently authorized but unissued shares or shares currently held (or subsequently acquired) as treasury shares, including shares purchased on the open market or in private transactions. The maximum number of shares of common stock available for the grant of awards under the 2021 Plan will be subject to adjustment to reflect any merger, reorganization, consolidation, recapitalization, reclassification,

•••

stock split, reverse stock split, spin-off combination, exchange of shares, distribution to shareholders (other than an ordinary cash dividend), or similar corporate transaction or event.

In deciding to approve the Amendment, the Committee and Board considered, amongst other factors:

•
Potential dilution to the Company’s shareholders, as measured by the burn rate and overhang (see “Burn Rate” and “Potential Dilution” below);
•
Shareholder perspectives, and
•
the Company’s need to attract, motivate, and retain key employees.

The full text of the Amendment to the 2021 Plan is attached as Annex 2 and the full text of the 2021 Plan is attached as Annex 3 to this Proxy Statement, and the summary of the 2021 Plan beginning on page 102 of this Proxy Statement is qualified in its entirety by reference to Annex 2 and Annex 3.

Why The ODP Corporation Believes You Should Vote to Approve the Amendment to the 2021 Plan

The 2021 Plan authorizes the grant of equity-based compensation as described above for the purpose of providing the Company’s officers and other employees, and those of its subsidiaries, non-employee directors, and non-employees who perform consulting services, incentives and rewards for performance. The details of the key design elements of the 2021 Plan are set forth in the section entitled “Plan Summary” beginning on page 102 of this proxy statement.

As further described in the section entitled “Compensation Discussion and Analysis” beginning on page 40 of this Proxy Statement, the Company believes its future success depends in part on its ability to attract, motivate and retain high quality employees and non-employee directors. Competitive compensation is critical during times of organizational change, and the shares available under our 2021 Plan play a vital role in retaining high-performing talent while incentivizing future growth. Previous share authorizations, including our last request in 2020 to approve the 2021 Plan, have consistently focused on sustaining our long-term incentive plans to attract and retain key talent. These efforts, paired with the significant reduction in outstanding shares, reflect our ability to align equity management with both shareholder interests and strategic growth priorities. The requested increase in shares available under the 2021 Plan will further position us to navigate market volatility while continuing to invest in our business and reward shareholders. The share increase will also allow us to preserve a compensation structure that keeps leadership focused on delivering measurable results that create long-term value. The Committee intends to grant a meaningful portion of awards under the 2021 Plan that are tied to clear performance metrics with the goals of protecting shareholder value while helping to preserve cash for critical operational needs. This Committee oversight reinforces the high standards that have guided our compensation practices, ensuring alignment of our strategic goals and shareholder outcomes.

The Company anticipates that there are insufficient shares remaining under the 2021 Plan to make its 2026 and future annual long-term incentive grants. However, if the Amendment is approved, the Company anticipates that the total number of shares available for grant under the 2021 Plan will last 2-3 years, based solely on the average rate at which it has granted equity awards over the past three fiscal years and assuming that it makes future awards under the 2021 Plan at this average rate. However, the amount of future awards is not currently known and will depend on various factors that cannot be predicted, including, but not limited to, the price of our common stock on the future grant dates, the volatility of the stock and the types of awards that will be granted. In determining the number of shares to request pursuant to the Amendment, the Company evaluated its share availability under the 2021 Plan, recent share usage, historical burn rate, projected burn rate, and the potential cost and dilution to shareholders associated with the increased share reserve under the 2021 Plan and outstanding equity-based awards that the Company previously granted. In particular, the Company determined that the overhang resulting from the share authorization increase is estimated to remain within reasonable norms, based on conservative assumptions regarding further changes in the price of our common stock.

If the Amendment to the 2021 Plan is not approved, the Company will continue to grant awards under the 2021 Plan until there are no longer any shares available for grant, following which the Company may be compelled to increase significantly the cash component of its employee compensation, which may not necessarily align employee compensation interests with the investment interests of its shareholders as well as the alignment achieved by equity-based awards. Replacing equity-based awards with cash payments would also increase cash compensation expense and use up cash that might be better utilized if reinvested in our business or returned to our shareholders. If the Amendment to the 2021 Plan is not approved,

•••

the Company could also be at a severe competitive disadvantage as it would not be able to use stock-based awards to recruit and compensate its officers and other key employees.

Burn Rate

Three Year Historical Burn Rate
	Year Ending
Award Type Granted	2024	2023	2022
Stock Option Awards	-	-	-
Time-Based Restricted Stock Units	463,959	407,028	933,487
Performance Awards Earned	388,756	1,003,764	796,019
Total Awards Granted	852,715	1,410,792	1,729,506

Weighted-Average Basic Shares Outstanding	33,836,095	38,518,016	47,637,993

Unadjusted Burn Rate	2.52%	3.66%	3.63%
Three Year Average Unadjusted Burn Rate	3.27%

•••

Potential Dilution

The Company’s potential dilution, or “overhang,” from outstanding awards and its request for additional shares to be available for awards under the 2021 Plan is approximately 22.31%. The Board of Directors believes that the number of shares of common stock that will be available under the amended 2021 Plan represents a reasonable amount of potential dilution that will allow the Company to continue to award equity incentive compensation. This percentage was calculated as follows:

Dilution & Overhang as of March 1, 2025

Item	Value

Total shares of common stock outstanding	29,818,271

Total number of full value awards outstanding under all long-term incentive plans	1,759,938
Total number of stock options outstanding under all long-term incentive plans	136,549
Total shares corresponding to outstanding awards under all long-term incentive plans	1,896,487

Current Dilution (Diluted)	5.98%

Shares available for grant under the 2021 Plan prior to amendment	2,664,366
Total shares outstanding and shares available for grant under the 2021 Plan	4,560,853

Existing Dilution (assuming all 2021 Plan shares shown above are issued)	13.27%

New share request	4,000,000
Total shares corresponding to outstanding awards under all long-term incentive
plans plus shares available for grant under 2021 Plan after amendment	8,560,853

Total Potential Dilution (Diluted)	22.31%

Incremental Potential Dilution (Diluted)	9.04%

Application of Share Pool

Each share subject to an award under the 2021 Plan is deducted from the share pool on a one-for-one basis.

Each performance share under the 2021 Plan that may be settled in shares is counted as a number of shares subject to an award based on the number of shares that would be paid for achievement of target performance and deducted from the share pool. Each performance unit under the 2021 Plan that may be settled in shares is counted as a number of shares subject to an award (based on the number of shares that would be paid for achievement of target performance), with the number determined by dividing the value of the performance unit at the time of grant by the fair market value of a share at the time of grant and deducting the resulting number of shares from the share pool. If a performance share or performance unit under the 2021 Plan is later settled based on above-target performance, the number of shares corresponding to the above-target performance will be deducted from the share pool at the time of settlement; in the event that the award is later settled upon below-target performance, the number of shares corresponding to the below-target performance will be added back to the share pool.

If shares awarded or subject to issuance under the 2021 Plan are not issued or are returned to The ODP Corporation, that number of shares will be added to the share pool. If the tax withholding obligation under an award granted under the 2021 Plan other than an option, SAR or other award in the nature of an appreciation right is satisfied by the Company retaining shares or by the participant tendering shares, the number of shares so retained or tendered will be added to the share pool. If awards are granted in substitution or assumption of awards of an entity acquired, by merger or otherwise, by the Company (or any subsidiary), to the extent such grant is not inconsistent with the terms, limitations and conditions of

•••

Internal Revenue Code section 422, Exchange Act Rule 16b-3 or applicable NASDAQ rules, the number of shares subject to such substitute or assumed Awards shall not increase or decrease the share pool.

Notwithstanding anything to the contrary, if the exercise price or tax withholding obligation under an option, SAR or other award in the nature of an appreciation right granted under the 2021 Plan is satisfied by the Company retaining shares or by the participant tendering shares, the number of shares so retained or tendered will not be available for awards under the 2021 Plan and will not be added to the share pool. To the extent a SAR granted under the 2021 Plan that may be settled in shares of common stock is, in fact, settled in shares of common stock, the gross number of shares subject to such SAR will not be available for further awards under the 2021 Plan and will not be added to the share pool. Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of options granted under the 2021 Plan will not be added back to the share pool.

Incentive Stock Options

One of the requirements for the favorable tax treatment available to incentive stock options (“ISOs”) under the Internal Revenue Code is that the 2021 Plan must specify, and our shareholders must approve, the number of shares available for issuance pursuant to ISOs. As a result, in order to provide flexibility to the Committee, the 2021 Plan provides that all or any portion of the share pool may be issued pursuant to ISOs.

Current Stock Price

The closing price of our common stock on The Nasdaq Global Select Market on December 27, 2024 was $ 22.92 per share.

New 2021 Plan Benefits

Any awards to executive officers, non-employee directors, employees and consultants of the Company and its subsidiaries under the 2021 Plan following the Amendment cannot be determined at this time. Awards granted under the 2021 Plan are within the discretion of the Committee, and future awards and the individuals who might receive them have not yet been determined.

Required Vote and Board of Directors Recommendation

The affirmative vote of a majority of the votes cast at the Annual Meeting at which a quorum is present is required to approve the Amendment.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE ODP CORPORATION 2021 LONG-TERM INCENTIVE PLAN.

•••

EQUITY COMPENSATION PLAN INFORMATION

EQUITY COMPENSATION PLAN INFORMATION

The table below summarizes the status of our equity compensation plans at December 28, 2024

	(a)	(b)	(c)

	(1) Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	(2) Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding Securities reflected in column (a)

Equity compensation plans approved by security holders	1,917,484	$44.50	2,634,750

Equity compensation plans not approved by security holders	-	-	-

(1)
The number of shares reported includes 136,549 stock options, 917,709 restricted stock units (“RSUs”), and 863,226 performance stock units (“PSUs”) reserved at target where performance attainment has yet to be determined. Shares reserved for issuance under the Company’s equity compensation plan will be adjusted accordingly for a payout other than target.
(2)
The outstanding awards include RSUs and PSUs, which have no exercise price. The RSUs and PSUs were not taken into account in calculating the weighted average exercise price per share.

In evaluating this proposal, shareholders should specifically consider the information set forth under the section entitled “Plan Summary” immediately below.

Plan Summary

The following summary of the material terms of the 2021 Plan is qualified in its entirety by reference to the full text of the 2021 Plan, which is attached as Annex 3 to this Proxy Statement. The 2021 Plan is not a qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code and is not intended to be an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended.

Purpose of the 2021 Plan

The purpose of the 2021 Plan is to promote the long-term growth and profitability of the Company and its subsidiaries by (i) providing certain employees, officers, non-employee directors, and consultants who perform services for the Company and its subsidiaries with incentives to maximize shareholder value and otherwise contribute to the success of the Company, and (ii) enabling the Company to attract, motivate, retain and reward qualified employees, officers, non-employee directors and consultants.

Administration of the 2021 Plan

The 2021 Plan is administered by the Committee or such other committee consisting of two or more independent members of the Board of Directors as may be appointed by the board to administer the 2021 Plan (the “Committee”). If any member of the Committee does not qualify as a “non-employee director” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Board of Directors will appoint a subcommittee of the

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Committee, consisting of at least two members of the Board of Directors, to grant awards to officers and members of the Board of Directors who are subject to Section 16 of the Exchange Act, and each member of such subcommittee must satisfy the above requirements. References to the Committee in this summary include and, as appropriate, apply to any such subcommittee. To the extent permitted by law, the Committee may also delegate its authority to one or more persons who are not members of the Board of Directors, except that no such delegation will be permitted with respect to officers who are subject to Section 16 of the Exchange Act.

Certain Restrictions

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No dividend equivalents have been or will be granted with respect to any stock option or SAR. Additionally, no dividends or dividend equivalents have been or will be paid currently with respect to any other award while the award is unvested. Instead, any dividends or dividend equivalents with respect to an unvested award is accumulated or deemed reinvested until such time as the underlying award becomes vested (including, where applicable, the achievement of performance goals).

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The minimum vesting period for each award granted under the 2021 Plan must be at least one year, except that this requirement does not apply to awards for up to 5% of the shares authorized for issuance under the 2021 Plan, assumed converted or substituted awards, and awards granted to Independent Directors that vest on the earlier of the one-year anniversary of the grant date and the next Annual Meeting that is at least 50 weeks after the immediately preceding year’s Annual Meeting. However, an award may provide for accelerated vesting for any reason, including but not limited to retirement, death, disability, or change in control.

Eligible Participants

Employees of the ODP Corporation and its subsidiaries, non-employee members of the Board of Directors, and any other natural person who provide bona fide services to the Company or its subsidiaries not in connection with the offer or sale of securities in a capital raising transaction (subject to certain limitations) are eligible for selection by the Committee for the grant of awards under the 2021 Plan. As of March 1, 2025, approximately 300 employees of the Company and its subsidiaries and 7 non-employee members of the Board of Directors are eligible for awards under the 2021 Plan. No other service providers are currently eligible to participate in the 2021 Plan.

Types of Awards

The 2021 Plan provides for the grant of performance shares, performance units, restricted stock, RSUs, non-qualified stock options (“NQSOs”), ISOs, SARs and other awards. ISOs may be granted only to employees of the Company or its subsidiaries.

The Committee determines the individuals to whom awards will be granted, the number of shares subject to an award, and the other terms and conditions of an award. For any one independent director, the maximum aggregate amount of cash paid in any one fiscal year of the Company to such independent director for service as a member of the Board of Directors during such fiscal year, including service performed in such fiscal year but for which payment is not made until the following fiscal year, and grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of all equity awards granted in such fiscal year to such independent director shall not exceed six hundred fifty thousand dollars ($650,000). This limitation does not apply for a fiscal year to a director who serves as Chairman of the Board of Directors at any time during such fiscal year provided that the affected director does not participate in the decision to award compensation in excess of the limitation for such fiscal year.

Adjustments

The Committee shall make equitable adjustments in the number and class of securities available for issuance under the 2021 Plan (including under any awards then outstanding), and the terms of any outstanding award, as it determines are necessary and appropriate, to reflect any merger, reorganization, consolidation, recapitalization, reclassification, stock split, reverse stock split, spin-off combination, exchange of shares, distribution to shareholders (other than an ordinary cash dividend), or similar corporate transaction or event.

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Performance Shares and Units

The Committee specifies the terms of a performance share or performance unit award in the award agreement. A performance share has an initial value equal to the fair market value of a share on the date of grant. A performance unit has an initial value that is established by the Committee at the time of grant. In addition to any non-performance terms applicable to the performance share or performance unit, the Committee sets one or more performance goals which, depending on the extent to which they are met, determines the number or value of the performance share or unit that will be paid out to the participant. The Committee may provide for payment of earned performance shares/units in cash, shares of our common stock, other Company securities or any combination thereof. The Committee also specifies any restrictions applicable to the performance share or performance unit award such as continued service, the length of the restriction period (subject to the one-year minimum described above) and whether any circumstances, such as death, disability, or a change in control, shorten or terminate the restriction period.

Performance shares/units do not possess voting rights and accrue dividend equivalents only to the extent provided in the award agreement evidencing the award; provided, however, rights to dividend equivalents are permitted only to the extent they comply with, or are exempt from, Section 409A of the Internal Revenue Code (“Section 409A”). Any rights to dividends or dividend equivalents on performance shares/units or any other award subject to performance conditions are subject to the same restrictions on vesting and payment as the underlying award.

Performance Measures

A performance objective may be described in terms of company-wide objectives or objectives that are related to a specific division, subsidiary, employer, department, region, or function in which the participant is employed or as some combination of these (as alternatives or otherwise). A performance objective may be measured on an absolute basis or relative to a pre-established target, results for a previous year, the performance of other corporations, or a stock market or other index. The Committee specifies the period over which the performance goals for a particular award will be measured and determines whether the applicable performance goals have been met with respect to a particular award following the end of the applicable performance period.

In determining whether any performance goal has been satisfied, the Committee may include or exclude any or all items that are unusual or infrequent, including but not limited to (i) charges, costs, benefits, gains or income associated with reorganizations or restructurings of the Company and its subsidiaries, discontinued operations, goodwill, other intangible assets, long-lived assets (non-cash), real estate strategy (e.g., costs related to lease terminations or facility closure obligations), litigation or the resolution of litigation (e.g., attorneys’ fees, settlements or judgments), or currency or commodity fluctuations; and (ii) the effects of changes in applicable laws, regulations or accounting principles. In addition, the Committee may adjust any performance goal for a performance period as it deems equitable to recognize unusual or infrequent events affecting the Company and its subsidiaries, changes in laws or regulations or accounting principles, mergers, acquisitions and divestitures, or any other factors as the Committee may determine.

Restricted Stock and Restricted Stock Units

The Committee specifies the terms of a restricted stock or RSU award in the award agreement, including the number of shares of restricted stock or number of RSUs; the purchase price, if any, to be paid for such restricted stock or RSU (which may be equal to or less than the fair market value of a share and may be zero, subject to such minimum consideration as may be required by applicable law); any restrictions applicable to the restricted stock or RSUs such as continued service or achievement of performance goals; the length of the restriction period (subject to the one-year minimum described above) and whether any circumstances, such as death, disability, or a change in control, shorten or terminate the restriction period; the rights of the participant during the restriction period to vote and receive dividends in the case of restricted stock or to receive dividend equivalents in the case of RSUs that accrue dividend equivalents (subject to the limitations described below); and whether RSUs will be settled in cash, shares of our common stock, other Company securities or any combination thereof.

Generally, a participant who receives a restricted stock award has (during and after the restriction period) all of the rights of a shareholder of the Company with respect to that award, including the right to vote the shares and the right to receive dividends and other distributions to the extent, if any, such shares possess such rights and subject to the limitations described in this paragraph. However, any dividends and other distributions payable on shares of restricted stock during the

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restriction period shall be either automatically reinvested in additional shares of restricted stock or paid to the Company for the account of the participant, in either case subject to the same vesting restrictions as the underlying award. All terms and conditions for the payment of dividends and other distributions are included in the award agreement and, to the extent required, comply with the requirements of Section 409A.

A participant receiving an RSU award does not possess voting rights and will accrue dividend equivalents on such units only to the extent provided in the award agreement evidencing the award; provided, however, that any dividend equivalents will be subject to the same vesting restrictions as the underlying award. All terms and conditions for payment of dividends equivalents are included in the award agreement and, to the extent required, comply with the requirements of Section 409A.

Stock Options

An option provides the participant with the right to buy a specified number of shares at a specified price (the “exercise price”) after certain conditions have been met. The Committee grants both NQSOs and ISOs under the 2021 Plan. The tax treatment of NQSOs is different from the tax treatment of ISOs as explained below. The Committee determines and specifies in the award agreement evidencing an option whether the option is an NQSO or ISO, the number of shares subject to the option, the exercise price of the option and the period of time during which the option may be exercised, any restrictions applicable to the option such as continued service, the length of the restriction period (subject to the one-year minimum described above) and whether any circumstances, such as death, disability, or a change in control, shorten or terminate the restriction period. Generally (except as otherwise described in the 2021 Plan), no option can be exercisable more than 10 years after the date of grant and the exercise price of a stock option must be at least equal to the fair market value of a share on the date of grant of the option. However, with respect to an ISO granted to a participant who is a shareholder holding more than 10% of the Company’s total voting stock, the ISO cannot be exercisable more than five years after the date of grant and the exercise price must be at least equal to 110% of the fair market value of a share on the date of grant. ISOs cannot be granted under the 2021 Plan after March 10, 2031. Dividend equivalents will not be paid with respect to options. A participant may pay the exercise price under an option in cash; in a cash equivalent approved by the Committee; if approved by the Committee, by tendering previously acquired shares (or delivering a certification or attestation of ownership of such shares) having an aggregate fair market value at the time of exercise equal to the total option exercise price (provided that the tendered shares must have been held by the participant for any period required by the Committee); or by a combination of these payment methods. The Committee may also allow cashless exercises as permitted under the Federal Reserve Board’s Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the 2021 Plan’s purpose and applicable law. No certificate representing a share (to the extent shares are so evidenced) will be delivered until the full option price has been paid.

Stock Appreciation Rights

A SAR entitles the participant to receive cash, shares of the Company’s common stock, other company securities or any combination thereof, as the Committee may determine, in an amount equal to the excess of the fair market value of a share on the exercise date over the exercise price for the SAR, after certain conditions have been met. The Committee determines and specifies in the SAR award agreement the number of shares subject to the SAR, the SAR price (which generally must be at least equal to the fair market value of a share on the date of grant of the SAR) and the period of time during which the SAR may be exercised, any restrictions applicable to the SAR such as continued service, the length of the restriction period (subject to the one-year minimum described above) and whether any circumstances, such as death, disability, or a change in control, shorten or terminate the restriction period. Generally, no SAR can be exercisable more than 10 years after the date of grant. SARs may be granted in tandem with a stock option or independently. If a SAR is granted in tandem with a stock option, the participant may exercise the stock option or the SAR, but not both. Dividend equivalents will not be paid with respect to SARs.

Other Awards

The Committee may grant other forms of equity-based or equity-related awards that the Committee determines to be consistent with the purpose of the 2021 Plan and the interests of the Company. These other awards may provide for cash payments based in whole or in part on the value or future value of shares, for the issuance or future issuance of shares of Company common stock, or any combination thereof. Where the value of such an award is based on the difference in the

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value of a share at different points in time, the grant or exercise price must generally not be less than 100% of the fair market value of a share on the date of grant.

Termination of Employment

Subject to certain exceptions, generally, if a participant ceases to perform services for the Company and its subsidiaries for any reason (i) all of the participant’s restricted stock, RSUs, performance shares, performance units and Other Awards that were not vested on the date of such cessation are forfeited immediately upon such cessation, (ii) all of the participant’s stock options and SARs that were exercisable on the date of such cessation remain exercisable for, and shall otherwise terminate at the end of, a period of 90 days after the date of such cessation, but in no event after the expiration date of the stock options or SARs, and (iii) all of the participant’s stock options and SARs that were not exercisable on the date of such cessation are forfeited immediately upon such cessation. The Committee may provide that a participant shall be eligible for a full or prorated award upon a cessation of the participant’s service. For an award subject to one or more performance objectives, the Committee may provide for payment of any such full or prorated award prior to certification of such performance objectives or without regard to whether they are certified.

Change in Control

The Committee may, in its sole discretion, provide that any time-based vesting requirement applicable to an award is deemed satisfied in full in the event that both a change in control and a cessation of the participant’s service relationship with the Company and its subsidiaries occurs or if the surviving entity in such change in control does not assume or replace the award in the change in control. With respect to an award that is subject to one or more performance objectives, the Committee may, in its sole discretion, provide that in the event of a change in control, achievement of such performance objective shall be determined as of the effective date of the change in control or such performance objective shall be deemed achieved at the target level of performance.

Transferability

No ISO may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than upon the participant’s death to a beneficiary or by will or the laws of descent and distribution. However, a participant who is an officer, including, but not limited to, a participant with the title: Vice President, Senior Vice President, Executive Vice President, President or Chief Executive Officer of the Company (collectively referred to herein as “Officers”) or a non-employee director may transfer NQSOs to a Permitted Transferee (as defined in the 2021 Plan document) in accordance with procedures approved by the Committee. Except for a transfer of NQSOs by an Officer or non-employee director to a Permitted Transferee, unless the Committee determines otherwise consistent with securities and other applicable laws, rules and regulations, (i) no award shall be sold, transferred, pledged, assigned or otherwise alienated or hypothecated by a participant other than upon the participant’s death, to a beneficiary or by will or the laws of descent and distribution, and (ii) each option and SAR outstanding to a participant may be exercised during the participant’s lifetime only by the participant or his or her guardian or legal representative (provided that an ISO may be exercised by such guardian or legal representative only if permitted by the Internal Revenue Code and any regulations promulgated thereunder). In the event of a transfer to a Permitted Transferee or a transfer otherwise permitted by the Committee, appropriate evidence of any transfer to the Permitted Transferee shall be delivered to the Company at its principal executive office. If all or part of an award is transferred to a Permitted Transferee, the Permitted Transferee’s rights thereunder shall be subject to the same restrictions and limitations with respect to the award as the participant. Any permitted transfer of an award will be without payment of consideration by the Permitted Transferee.

Amendment and Termination

The Board of Directors or the Committee may at any time terminate and from time to time amend the 2021 Plan in whole or in part, but no such action shall materially adversely affect any rights or obligations with respect to any awards previously granted under the 2021 Plan unless such action is required by applicable law or any listing standards applicable to our common stock or the affected participants consent in writing. To the extent required by Section 422 of the Internal Revenue Code, other applicable law, or any such listing standards that the shareholders are required to approve a specific type of amendment to the 2021 Plan, no such amendment shall be effective unless approved by the Company’s shareholders.

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The Committee may amend an outstanding award agreement in a manner not inconsistent with the terms of the 2021 Plan, but the amendment will not be effective without the participant’s written consent if the amendment is materially adverse to the participant. However, the Committee cannot reprice a stock option or SAR except in accordance with the adjustment provisions of the 2021 Plan (as described above) or in connection with a change in control. For this purpose, a repricing generally is an amendment to the terms of an outstanding stock option or SAR that would reduce the exercise price of that stock option or SAR or a cancellation of an outstanding stock option or SAR with a per share exercise price that is more than fair market value at the time of such cancellation in exchange for cash, another award or a stock option or SAR with an exercise price or SAR price that is less than the option exercise price or SAR price of the original stock option or SAR.

The Committee may provide in award agreements or in a separate policy that if a participant engages in detrimental activity, as defined in such award agreement or separate policy, the Committee may cancel, rescind, suspend, withhold or otherwise restrict or limit any unexpired, unexercised, unpaid or deferred award as of the first date the participant engages in the detrimental activity. The award agreement or separate policy may also provide that if the participant exercises an option or SAR, receives an RSU, performance share, performance unit, other award payout, or receives or vests in shares of our common stock under an award at any time during a time specified in such award agreement or separate policy, the participant shall be required to pay to the Company the excess of the then fair market value of the shares that were received with respect to the award (or if the participant previously disposed of such shares, the fair market value of such shares at the time of the disposition) over the total price paid by the participant for such shares.

Certain Federal Income Tax Consequences

The following is intended only as a brief summary of the federal income tax rules relevant to the primary types of awards available for issuance under the 2021 Plan and is based on the terms of the Internal Revenue Code as currently in effect. The applicable statutory provisions are subject to change in the future (possibly with retroactive effect), as are their interpretations and applications. Because federal income tax consequences may vary as a result of individual circumstances, participants are encouraged to consult their personal tax advisors with respect to their tax consequences. The following summary is limited only to United States federal income tax treatment. It does not address state, local, gift, estate, social security or foreign tax consequences, which may be substantially different. Certain intended 2021 Plan participants are residents of foreign countries.

Performance Share/Unit Awards

A participant generally is not taxed upon the grant of a performance share/unit. The participant will recognize taxable income at the time of settlement of the performance share/unit in an amount equal to the amount of cash and the fair market value of the shares received upon settlement (subject to the short swing profits rule). The income recognized will be taxable at ordinary income tax rates. The Company generally will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the participant, subject to the requirements of Section 162(m), as applicable. Any gain or loss recognized upon the disposition of the shares acquired pursuant to settlement of a performance share/unit will qualify as long-term capital gain or loss if the shares have been held for more than one year after settlement.

Awards of Shares; Restricted Stock Awards

A participant generally will recognize taxable ordinary income upon the receipt of shares as a stock award or restricted stock award if the shares are not subject to a substantial risk of forfeiture. The income recognized will be equal to the fair market value of the shares at the time of receipt less any purchase price paid for the shares. If the shares are subject to a substantial risk of forfeiture, the participant generally will recognize taxable ordinary income when the substantial risk of forfeiture lapses. If the substantial risk of forfeiture lapses in increments over several years, the participant will recognize income in each year in which the substantial risk of forfeiture lapses as to an increment. If the participant cannot sell the shares without being subject to suit under Section 16(b) of the Exchange Act (the short swing profits rule), the shares will be treated as subject to a substantial risk of forfeiture. The income recognized upon lapse of a substantial risk of forfeiture will be equal to the fair market value of the shares determined as of the time that the substantial risk of forfeiture lapses less any purchase price paid for the shares. The Company generally will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the participant, subject to the requirements of Section 162(m), as applicable.

Alternatively, if the shares are subject to a substantial risk of forfeiture, the participant may make a timely election under Section 83(b) of the Internal Revenue Code (“Section 83(b)”) to recognize ordinary income for the taxable year in which the

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participant received the shares in an amount equal to the fair market value of the shares at that time. That income will be taxable at ordinary income tax rates. If a participant makes a timely Section 83(b) election, the participant will not recognize income at the time the substantial risk of forfeiture lapses with respect to the shares. At the time of disposition of the shares, a participant who has made a timely Section 83(b) election will recognize capital gain or loss in an amount equal to the difference between the amount realized upon sale and the ordinary income recognized upon receipt of the share (increased by the amount paid for the shares, if any). If the participant forfeits the shares after making a Section 83(b) election, the participant is not entitled to a deduction with respect to the income recognized as a result of the election but will be entitled to a capital loss equal to the excess (if any) of the amount paid for the shares (if any) over the amount realized upon forfeiture (if any). To be timely, the Section 83(b) election must be made within thirty (30) days after the participant receives the shares. The Company will generally be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the participant at the time of the election, subject to the requirements of Section 162(m), as applicable.

Restricted Stock Units

A participant generally is not taxed upon the grant of an RSU. Generally, if an RSU is designed to be paid on or shortly after the RSU is no longer subject to a substantial risk of forfeiture, then at the time of payment the participant will recognize ordinary income equal to the amount of cash and the fair market value of the shares received by the participant (subject to the short swing profits rule) and the Company will be entitled to an income tax deduction for the same amount, subject to the requirements of Section 162(m), as applicable. However, if an RSU is not designed to be paid on or shortly after the RSU is no longer subject to a substantial risk of forfeiture, the RSU may be deemed a nonqualified deferred compensation plan under Section 409A. In that case, if the RSU is designed to meet the requirements of Section 409A, then at the time of payment the participant will recognize ordinary income equal to the amount of cash and the fair market value of the shares received by the participant, and the Company will be entitled to an income tax deduction for the same amount. However, if the RSU is not designed to meet the requirements of Section 409A, the participant will be subject to ordinary income when the substantial risk of forfeiture lapses as well as an additional twenty percent (20%) excise tax, and additional tax could be imposed each following year.

Nonqualified Stock Options; Stock Appreciation Rights

A participant generally is not taxed upon the grant of an NQSO or SAR, unless the NQSO or SAR has a readily ascertainable fair market value. However, the participant must recognize ordinary income upon exercise of the NQSO or SAR in an amount equal to the difference between the NQSO or SAR exercise price and the fair market value of the shares acquired on the date of exercise (subject to the short swing profits rule). The Company generally will have a deduction in an amount equal to the amount of ordinary income recognized by the participant in the Company’s tax year during which the participant recognizes ordinary income, subject to the requirements of Section 162(m), as applicable.

Upon the sale of shares acquired pursuant to the exercise of an NQSO or SAR, the participant will recognize capital gain or loss to the extent that the amount realized from the sale is different than the fair market value of the shares on the date of exercise (or, if the participant was subject to Section 16(b) of the Exchange Act and did not make a timely election under Section 83(b), the fair market value on the delayed determination date, if applicable). This gain or loss will be long-term capital gain or loss if the shares have been held for more than one year after exercise.

Incentive Stock Options

A participant is not taxed on the grant or exercise of an ISO. The difference between the exercise price and the fair market value of the shares covered by the ISO on the exercise date will, however, be a preference item for purposes of the alternative minimum tax. If a participant holds the shares acquired upon exercise of an ISO for at least two years following the ISO grant date and at least one year following exercise, the participant’s gain or loss, if any, upon a subsequent disposition of the shares is long-term capital gain or loss. The amount of the gain or loss is the difference between the proceeds received on disposition and the participant’s basis in the shares (which generally equals the ISO exercise price). If a participant disposes of shares acquired pursuant to exercise of an ISO before satisfying these holding periods and realizes an amount in excess of the exercise price, the amount realized will be taxed to the participant as ordinary income up to the fair market value of the shares on the exercise date and any additional amount realized will be taxable to the participant as capital gain in the year of disposition; however, if the exercise price exceeds the amount realized on sale, the difference will be taxed to the participant as a capital loss. The Company is not entitled to a federal income tax deduction on the grant or

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exercise of an ISO or on the participant’s disposition of the shares after satisfying the holding period requirement described above. If the holding periods are not satisfied, the Company will be entitled to a deduction in the year the participant disposes of the shares in an amount equal to any ordinary income recognized by the participant, subject to the requirements of Section 162(m), as applicable.

In order for an option to qualify as an ISO for federal income tax purposes, the grant of the option must satisfy various other conditions specified in the Internal Revenue Code. In the event an option intended to be an ISO fails to qualify as an ISO, it will be taxed as an NQSO as described above.

Golden Parachute Payments

The terms of the award agreement evidencing an award under the 2021 Plan may provide for accelerated vesting or accelerated payout of the award in connection with a change in ownership or control of the Company. In such event, certain amounts with respect to the award may be characterized as “parachute payments” under the golden parachute provisions of the Internal Revenue Code. Under Section 280G of the Internal Revenue Code, no federal income tax deduction is allowed to the Company for “excess parachute payments” made to “disqualified individuals,” and receipt of such payments subjects the recipient to a 20% excise tax under Section 4999 of the Internal Revenue Code. For this purpose, “disqualified individuals” are generally officers, shareholders or highly compensated individuals performing services for the Company, and the term “excess parachute payments” includes payments in the nature of compensation which are contingent on a change in ownership or effective control of the Company, to the extent that such payments (in present value) equal or exceed three times the recipient’s average annual taxable compensation from the Company for the previous five years. Certain payments for reasonable compensation for services rendered after a change of control and payments from tax-qualified plans are generally not included in determining “excess parachute payments.” If payments or accelerations may occur with respect to awards granted under the 2021 Plan, certain amounts in connection with such awards may possibly constitute “parachute payments” and be subject to these “golden parachute” tax provisions.

Section 162(m)

Section 162(m) of the Internal Revenue Code (“Section 162(m)”), as modified by the Tax Cuts and Jobs Act of 2017 enacted on December 22, 2017, limits the Company's ability to deduct compensation of more than $1,000,000 that is paid to "covered employees" (as defined by Section 162(m)), which include (i) any person who served as the Company’s CEO or CFO at any time during that fiscal year, (ii) the three other most highly compensated executive officers for that fiscal year (whether or not employed on the last day of that fiscal year) and (iii) any other person who was a covered employee on or after January 1, 2017. While the Committee considers the deductibility of compensation when making equity awards, it is only one factor it considers. Because of the elimination of the performance-based compensation exemption, the Committee expects that all or a portion of the compensation paid to covered employees in the form of awards under the 2021 Plan may not be deductible by the Company.

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QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING

This section is intended to briefly address some commonly asked questions regarding our Annual Meeting. They may not address all questions that may be important to you. Please refer to the more detailed information contained elsewhere in this Proxy Statement, appendices and the documents referred to in this Proxy Statement for more information.

Q:	Why am I receiving these materials?

A:

We have made these materials available to you on the Internet or, upon your request, have delivered printed versions of these proxy materials to you because the Board of Directors (“Board of Directors” or “Board,” or individually, each a “Director”) of The ODP Corporation (“ODP” or the “Company” or “we” or “our”) is soliciting your proxy to vote at the 2025 Annual Meeting of Shareholders (the “Annual Meeting”), including at any postponements or adjournments thereof. The virtual Annual Meeting will be held on _______, at 9:00 a.m. Eastern Time, via live webcast at www.virtualshareholdermeeting.com/ODP2025. We invite you to vote on the proposals described in this Proxy Statement, and you will need your 16-digit control number provided on your Notice (defined below), your proxy card or your voter instruction form in order to gain access to the virtual Annual Meeting.

Notice and Access. Pursuant to the rules of the U.S. Securities and Exchange Commission (the “SEC”), we are furnishing the proxy materials to each person who is registered as a holder of our shares in our official stock ownership records (such owners referred to as “shareholders of record,” “shareholder,” or “you,” or “your”) as of the close of business on_____ (the “Record Date”) for the Annual Meeting using the “Notice and Access” method via the Internet instead of mailing printed copies. This process allows us to expedite our shareholders’ receipt of proxy materials, lower the costs of printing and mailing the proxy materials and reduce the environmental impact of our Annual Meeting. Accordingly, on _____, we began sending to our shareholders an Important Notice Regarding the Internet Availability of Proxy Materials (“Notice”). If you received a Notice, you will not receive a printed copy of the proxy materials unless you request one. The Notice provides instructions on how to access the proxy materials for the Annual Meeting via the Internet, how to request a printed set of proxy materials and how to vote your shares.

Q:	Who may attend the Annual Meeting?

A:	Only shareholders of record of our common stock at the close of business on the Record Date, or their proxies, and guests of the Company may attend the virtual Annual Meeting.

Q:	Who is entitled to vote at the Annual Meeting?

A:

Only the shareholders of record of our common stock at the close of business on the Record Date are entitled to notice of and to vote at the virtual Annual Meeting. If your shares are registered directly in your name with our transfer agent, Computershare, you are a shareholder of record, and these proxy materials are being sent directly to you from the Company. As the shareholder of record, you have the right to grant your voting proxy directly to the Company or to vote electronically via the live webcast of the Annual Meeting. If your shares are held in “street name,” meaning your shares are held in a brokerage account or by a bank or other nominee, you are the beneficial owner of these shares and these proxy materials are being forwarded to you by your broker, bank or other nominee, who is considered the shareholder of record with respect to such shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote and you will receive instructions from your broker, bank or other nominee describing how to vote your shares. You may also vote your shares electronically via the live webcast of the Annual Meeting.

Q:	How many votes does each share of common stock have?

A:	Each share of common stock is entitled to one vote on each matter considered at our Annual Meeting.

As of ______, 2025, there were 29,818,271 shares of common stock outstanding and owned by shareholders (i.e., excluding shares held in treasury by the Company).

•••

Q:	How do I vote my shares?

A:

You do not need to attend the virtual Annual Meeting to vote your shares. Instead, you may vote your shares before the Annual Meeting via the Internet, by telephone, or by mail. If you vote by any of these methods, you do not need to mail in a proxy card or voting instruction form. If you choose to use the Internet or telephone to vote, you must do so by 11:59 p.m. Eastern Time on ______, the day before our Annual Meeting takes place.

INTERNET	TELEPHONE OR CELL PHONE	MAIL	VIA LIVE WEBCAST

Visit www.proxyvote.com. You will need the control number in your notice, proxy card or voting instruction form.	Dial toll-free (1-800-690-6903) or the telephone number on your voting instruction form. You will need the control number in your notice, proxy card or voting instruction form.	If you received a paper copy of your proxy materials, send your completed and signed proxy card or voting instruction form using the enclosed postage-paid envelope.

Participate in the Annual Meeting and vote your shares electronically by visiting www.virtualshareholdermeeting.com/ODP2025. Online access begins at 8:45 a.m. Eastern Time. You will need the control number in your notice, proxy card or voting instruction form.

You may vote your shares during the Annual Meeting by participating in the live webcast at www.virtualshareholdermeeting.com/ODP2025. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares by completing and returning the proxy card or voting instruction form as promptly as possible, or by voting by telephone or via the Internet, prior to the Annual Meeting to ensure that your shares will be represented at the Annual Meeting if you are unable to attend.

If your shares are held in “street name” with a broker or other nominee, you have a right to direct that party on how to vote the shares held in your account. You will need to contact your broker, bank or other nominee to determine whether you will be able to vote using one of these alternative methods.

Q:	What is the process for attending the Annual Meeting?

A:

This year’s Annual Meeting will again be completely virtual and will be conducted via live webcast. You will be able to participate in the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/ODP2025. You also will be able to vote your shares electronically at the Annual Meeting.

To participate in the Annual Meeting, you will need the 16-digit control number included on your Notice, proxy card or voting instruction form. The webcast will begin promptly at 9:00 a.m. Eastern Time on _____, 2025. Online access will begin at 8:45 a.m. Eastern Time, and we encourage you to access the webcast prior to the start time.

Q:	How do I submit questions during the Annual Meeting?

A:

You will be able to submit questions during the meeting by visiting www.virtualshareholdermeeting.com/ODP2025. We will try to answer as many shareholder-submitted questions as time permits that comply with the meeting rules of conduct. However, we reserve the right to edit profanity or other inappropriate language, or to exclude questions that are not pertinent to meeting matters or that are otherwise inappropriate. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.

Q:	Will the Annual Meeting be recorded?

A:	A recording of the Annual Meeting will be available online at http://investor.theodpcorp.com for approximately 12 months following the meeting date.

•••

Q:	What if I am having technical difficulties or trouble accessing the live webcast of the Annual Meeting?

A:

The virtual meeting platform is fully supported across browsers (Microsoft Edge, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. We encourage you to access the virtual annual meeting website 15 minutes prior to the start of the Annual Meeting to check-in online. We will have technicians ready to assist you with any technical difficulties you may have accessing the live webcast of the Annual Meeting. A technical support phone number will be posted on www.virtualshareholdermeeting.com/ODP2025 if you experience technical difficulties during the check-in process or during the webcast.

Q:	What are the vote recommendations of the Board of Directors?

A:

If you are a shareholder of record who returns a signed proxy card that does not specify how you want to vote your shares on one or more proposals, the proxy holders listed on your proxy card will vote your shares for each proposal as to which you did not provide voting instructions and such shares will be voted in the following manner:

Proposal 1	FOR the election of each of our nominees for Director of the Company;

Proposal 2	FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2024; and

Proposal 3	FOR on an advisory basis, the approval of the Company’s executive compensation.
Proposal 4	FOR the approval of an amendment to the Amended and Restated Certificate of Incorporation to provide for officer exculpation.
Proposal 5	FOR the approval of an amendment to The ODP Corporation Long-Term Incentive Plan

Q:	When will the list of shareholders be available for inspection?

A:

A list of shareholders entitled to vote at the Annual Meeting will be available ten days prior to the Annual Meeting between the hours of 9:00 a.m. and 5:00 p.m. Eastern Time at our corporate headquarters in Boca Raton, Florida. If our corporate headquarters are closed during the ten days prior to the Annual Meeting, you may send a written request to the Corporate Secretary at our corporate headquarters, and we will arrange a way for you to inspect the list. The list of shareholders will also be available during the Annual Meeting at www.virtualshareholdermeeting.com/ODP2025.

Q:	How will my shares be voted if I submit a proxy?

A:

Our Board of Directors has appointed certain persons (“proxy holders”) to vote proxy shares in accordance with the instructions of our shareholders. If you authorize the proxy holders to vote your shares with respect to any matter to be acted upon, the shares will be voted in accordance with your instructions. If you are a shareholder of record and you authorize the proxy holders to vote your shares but do NOT specify how your shares should be voted on one or more matters, the proxy holders will vote your shares on those matters as our Board of Directors recommends. If any other matter properly comes before the Annual Meeting, the proxy holders will vote on that matter in their discretion.

If you are a beneficial owner of shares held in street name and do not provide your broker, bank or nominee with instructions on how to vote your shares a “broker non-vote” may occur. Under the Nasdaq rules, the organization that holds your shares (i.e., your broker, bank or nominee) may generally vote on routine matters at its discretion but cannot vote on “non-routine” matters. If you are a beneficial owner of shares held in street name and the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform the Inspector of Elections that it does not have the authority to vote on such matters with respect to your shares. Proposal No. 2 (ratification of appointment of the independent registered public accountant) is a matter that we believe will be designated as “routine.” A broker or nominee may generally vote on routine matters. Proposal No. 1 (election of Directors), Proposal No. 3 (advisory approval of the Company’s executive compensation), Proposal No. 4 (approval of an amendment to the Amended and Restated Certificate of Incorporation to provide for officer exculpation) and Proposal No. 5 (approval of an amendment to The ODP Corporation's Long-Term Incentive Plan) are matters that we believe will be considered “non-routine.” A broker or

•••

nominee cannot vote on non-routine matters without voting instructions. We strongly encourage you to provide voting instructions to your broker, bank or other nominee so that your vote will be counted on all matters.

Q:	Can you revoke your proxy or voting instruction form?

A:	You can change or revoke your proxy at any time prior to the voting at the Annual Meeting by the following methods:

•
if you voted by Internet or telephone, by submitting subsequent voting instructions via the Internet or by telephone before the closing of those voting facilities at 11:59 p.m. Eastern Time on ______, 2025;
•
by voting your shares electronically during the live webcast of the Annual Meeting by following the instructions at www.virtualshareholdermeeting.com/ODP2025 at the Annual Meeting;
•
if you have instructed a broker, bank or other nominee to vote your shares, by following the directions received from your broker, bank or other nominee to change those instructions; or
•
mailing your request to the Corporate Secretary at our corporate headquarters, at 6600 North Military Trail, Boca Raton, FL 33496, so that it is received not later than 4:00 p.m. Eastern Time on ______, 2025.

Q:	How many votes must be present to hold the Annual Meeting?

A:

In order for us to transact business at our Annual Meeting, the shareholders of record of a majority of the issued and outstanding shares of common stock entitled to vote must be present, either in person or represented by proxy. This is referred to as a quorum. Virtual attendance at our Annual Meeting constitutes presence in person for purposes of a quorum at the Annual Meeting. Shareholders choosing to abstain from voting and broker “non-votes” will be treated as present and entitled to vote for purposes of determining whether a quorum is present.

Q:	How will the votes be counted?

A:

All votes will be tabulated by a representative from Broadridge Financial Solutions, Inc., the Inspector of Elections appointed by the Board of Directors to count the votes at the Annual Meeting, and each proposal will be counted separately.

Q:	Who is paying for the Annual Meeting and the proxy solicitation?

A:

The Company will pay for the Annual Meeting, including the cost of mailing the Notice, paper copies of our proxy materials as requested by shareholders, and any supplemental materials. In addition to soliciting proxies by mail, we may also solicit proxies in person, by telephone or over the Internet. We have engaged MacKenzie Partners, Inc. (“MacKenzie”) as the proxy solicitor for the Annual Meeting for an approximate fee of $11,000 plus fees for additional services, if needed. We have also agreed to reimburse MacKenzie for its reasonable out of pocket expenses. Certain directors, officers or employees of the Company may solicit proxies by telephone, electronic communication or personal contact. Our directors, officers and employees do not receive additional compensation for their solicitation services. Certain banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries who hold shares for the benefit of another party (the “beneficial owner”) may also solicit proxies for us. If so, they will mail proxy information to, or otherwise communicate with, the beneficial owners of shares of our common stock held by them. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable expenses incurred in sending proxies and proxy materials to beneficial owners of our common stock in connection with this Annual Meeting.

•••

Q:	What vote is necessary?

A:

Election of Directors. Pursuant to the Company’s Bylaws, in an uncontested election, each Director nominee must be elected by a majority of the votes cast. This means that the number of votes cast “FOR” a Director nominee must exceed the number of votes cast “AGAINST” such nominee. A properly executed proxy marked “ABSTAIN” with respect to the election of one or more Directors or shares held by a broker for which voting instructions have not been given will not be voted with respect to the Director or Directors indicated, although it will be counted for purposes of determining whether a quorum is present. In a contested election (an election in which the number of candidates exceeds the number of director positions to be filled), the number of Director nominees that equals the number of director positions to be filled receiving the greatest number of votes cast will be elected as Directors.

Ratification of Appointment of Independent Registered Public Accounting Firm. Pursuant to the Company’s Bylaws, the vote required for the approval of the appointment of the Company’s independent public accountant, shall be a majority of the votes cast on the matter. Accordingly, abstentions will NOT be counted as votes “AGAINST” the proposal. This proposal is a matter that we believe will be designated as routine. Since a broker or nominee may generally vote on routine matters, we do not expect any broker non-votes on this proposal.

Advisory Vote Approving the Company’s Executive Compensation. The vote required to approve this proposal, on an advisory basis, is a majority of the votes cast at a meeting of stockholders at which a quorum is present. Accordingly, abstentions and broker non-votes will NOT be counted as votes “AGAINST” the proposal.

Approval of Amendment to Amended and Restated Certificate of Incorporation. The vote required to approve this proposal is a majority of the votes of our shares of Common Stock issued and outstanding as of the Record Date. Accordingly, abstentions and broker non-votes will have the same effect as votes "AGAINST" the proposal.

Approval of Amendment to The ODP Corporation's Long-Term Incentive Plan. The vote required to approve this proposal is a majority of the votes cast at a meeting of stockholders at which a quorum is present. Accordingly, abstentions and broker non-votes will NOT be counted as votes "AGAINST" the proposal.

Other Matters. Except with respect to any matters as to which the voting requirement is specified by the Delaware General Corporation Law, the certificate of incorporation of the Company or the Company’s Bylaws, approval of any other proposal to be voted upon at the Annual Meeting requires a majority of the votes cast at a meeting of stockholders at which a quorum is present. Accordingly, abstentions and broker non-votes will NOT be counted as votes "AGAINST" the proposal.

Q:	What is Householding of proxy materials?

A:

The SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy materials and notices with respect to two or more shareholders sharing the same address by delivering a single proxy statement or a single notice addressed to those shareholders. This process, which is commonly referred to as “householding,” provides cost savings for companies and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of those documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can request prompt delivery of a copy of the proxy materials by writing to: Broadridge, Attention Householding Department, 51 Mercedes Way, Edgewood, NY 11717 or by calling (866) 540-7095.

•••

WEBSITE ACCESS TO REPORTS AND OTHER INFORMATION

We file our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements, and other documents, electronically with the SEC under the Exchange Act. You may also obtain such reports from the SEC’s website at www.sec.gov.

We make available free of charge through our Investor Relations website our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Sections 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. The Annual Report on Form 10-K for the year ended December 28, 2024, including all exhibits, can be found on http://investor.theodpcorp.com under the heading “Financial Information/SEC Filings,” and can be downloaded free of charge. We will provide a copy of our 2024 Form 10-K, which includes our consolidated financial statements and notes to our financial statements, free of charge to any shareholder upon written request. Requests should be sent to the Department of Investor Relations at our corporate headquarters located at 6600 North Military Trail, Boca Raton, Florida 33496, (561) 438-7878.

2026 SHAREHOLDER PROPOSALS

Any proposal submitted by a shareholder, including nominations of persons for election to the Board of Directors not using proxy access, intended to be presented for consideration at the 2026 Annual Meeting must be received by the Corporate Secretary at The ODP Corporation, 6600 North Military Trail, Boca Raton, FL 33496, Attn: Corporate Secretary, on or before 5:00 p.m. (local time) no earlier than the close of business on ______, and no later than close of business on _____, 2026. If ODP’s 2026 Annual Meeting is, however, more than 30 days before or more than 60 days after _____, 2026, such notice must be delivered no earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting and, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the tenth day following the day on which public announcement of the date of such meeting is first made by the Company. The written notice to be delivered to the Corporate Secretary must comply with the provisions of our Bylaws.

If you wish to (i) submit a proposal to be presented at ODP’s 2026 Annual Meeting and included in the 2026 proxy statement and proxy pursuant to Rule 14a-8 under the Exchange Act, or (ii) nominate a director candidate using proxy access, your notice must be received by the Corporate Secretary at The ODP Corporation, 6600 North Military Trail, Boca Raton, FL 33496, Attn: Office of the General Counsel no later than ______, 2025 (120 days before the one-year anniversary of the release date of the 2025 Annual Meeting proxy statement). However, if you wish to submit a proposal pursuant to Rule 14a-8 and the Company holds its 2026 Annual Meeting on a date that is not within 30 days of ____, 2026, your proposal must be submitted no later than a reasonable time before the Company begins to print and send its proxy materials for its 2026 Annual Meeting, and otherwise must comply with SEC requirements in Rule 14a-8. If you wish to submit a nomination using proxy access and the 2026 Annual Meeting is convened more than 30 days prior to or delayed by more than 60 days after the first anniversary of the date of the preceding year’s annual meeting, the information must be so received not earlier than 120 days prior to the 2026 Annual Meeting and not later than the close of business on the later of (x) the 90th day prior to 2026 Annual Meeting or (y) the 10th day following the day on which a public announcement of the date of the 2026 Annual Meeting is first made.

INCORPORATION BY REFERENCE

The Compensation & Talent Committee Report, the Audit Committee Report and any information herein required by Item 407(i) of Regulation S-K are not deemed filed with the SEC and shall not be deemed incorporated by reference into any prior or future filings made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates such information by reference. In addition, the website addresses contained in this Proxy Statement are intended to provide inactive, textual references only. The information on these websites is not part of this Proxy Statement.

•••

OTHER BUSINESS

The Board does not know of any other matters to be brought before our Annual Meeting. If, however, other matters do come before the Annual Meeting, it is the intention of the proxy holders to vote in their discretion.

By Order of the Board of Directors,

Sarah E. Hlavinka

Executive Vice President, Chief Legal Officer and

Corporate Secretary

•••

ANNEX-1

AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

If Proposal 4 is approved by our stockholders, Article Eight of the Certificate of Incorporation will be amended and restated in its entirety to read as set forth below (with the proposed amendments bolded and in red):

ARTICLE EIGHT

To the fullest extent permitted by the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended, no~~a~~ director or officer of this corporation shall ~~not~~ be liable to the corporation or its stockholders for monetary damages for a breach of fiduciary duty as a director or officer, as applicable. Any repeal or modification of this ARTICLE EIGHT shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.

•••

ANNEX- 2

FIRST AMENDMENT TO THE ODP CORPORATION 2021 LONG TERM INCENTIVE PLAN

•••

FIRST AMENDMENT

TO THE ODP CORPORATION

2021 LONG-TERM INCENTIVE PLAN

THIS FIRST AMENDMENT (“First Amendment”) is made this ____ day of __________, 2025, and effective as specified below by ODP Corporation, a Delaware corporation (the “Company”);

WHEREAS, the Board of Directors (the “Board”) of the Company adopted, subject to stockholder approval, The ODP Corporation 2021 Long-Term Incentive Plan (the “Plan”) on March 10, 2021;

WHEREAS, the stockholders of the Company approved the Plan on April 21, 2021;

WHEREAS, Section 15.1 of the Plan provides, in part, that the Board or the Compensation and Talent Committee of the Board (the “Committee”) may amend the Plan in whole or in part at any time and from time to time and that, to the extent required by law or listing standard, no such amendment shall be effective unless approved by the Company’s stockholders; and

WHEREAS, the Committee now desires to amend the Plan, subject to stockholder approval, to increase the aggregate number of shares available for issuance pursuant to Awards under the Plan by 4,000,000 shares.

NOW, THEREFORE, the Committee hereby amends the Plan as follows, subject to approval by the stockholders of the Company:

1.

Section 4.1 is amended by deleting the first sentence of the present Section and substituting the following in lieu thereof:

“Subject to adjustment as provided in this Section 4.1 and in Section 4.3, the aggregate number of shares of Common Stock that are available for issuance pursuant to Awards granted under the Plan is 7,400,000, less one share for every one share that was subject to an award granted after December 26, 2020 under the 2019 Plan (the “Share Pool”). All of the Share Pool may, but is not required to, be issued pursuant to Incentive Stock Options.”

2.

This First Amendment shall be effective on the date on which the stockholders of the Company vote to approve the amendment. Except as hereby expressly modified, the Plan shall remain in full force and effect.

* * * * *

IN WITNESS WHEREOF, the Company has caused this First Amendment to be executed by its duly authorized officer on the date first written above.

THE ODP CORPORATION

By: _______________________________

•••

ANNEX- 3

THE ODP CORPORATION 2021 LONG-TERM INCENTIVE PLAN

•••

•••

•••

THE ODP CORPORATION

2021 LONG-TERM INCENTIVE PLAN

ARTICLE 1 — PURPOSE AND GENERAL PROVISIONS

1.1 Establishment of Plan. The ODP Corporation, a Delaware corporation (the “Company”), hereby establishes an equity incentive compensation plan to be known as “The ODP Corporation 2021 Long-Term Incentive Plan” (the “Plan”), as set forth in this document.

1.2 Purpose of Plan. The purpose of the Plan is to promote the long-term growth and profitability of the Company and its subsidiaries by

(i)
providing certain employees, directors, consultants, advisors and other persons who perform services for the Company and its subsidiaries with incentives to maximize shareholder value and otherwise contribute to the success of the Company, and (ii) enabling the Company to attract, retain and reward the best available persons for positions of substantial responsibility.

1.3 Types of Awards. Awards under the Plan may be made to eligible Participants in the form of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Other Awards or any combination thereof.

1.4 Effective Date. The Plan was adopted by the Board of Directors of the Company on March 10, 2021 contingent upon approval by the Company’s shareholders. The Plan became effective on the date the Company’s shareholders approved the Plan (the “Effective Date”).

1.5 Termination of the Plan. No awards shall be granted under the Plan after the tenth (10th) anniversary of the Effective Date (except as provided in Section 5.7(a) below). Awards granted under the Plan on or prior to the tenth (10th) anniversary of the Effective Date shall remain outstanding beyond that date in accordance with the terms and conditions of the Plan and the Agreements corresponding such Awards.

ARTICLE 2 — DEFINITIONS

Except where the context otherwise indicates, the following definitions apply:

“AGREEMENT” means the written or electronic agreement evidencing an Award granted to a Participant under the Plan. As determined by the Committee, each Agreement shall consist of either (i) a written agreement in a form approved by the Committee and executed on behalf of the Company by an officer duly authorized to act on its behalf, or (ii) an electronic notice of Award in a form approved by the Committee and recorded by the Company (or its designee) in an electronic recordkeeping system used for the purpose of tracking Awards, and if required by the Committee, executed or otherwise electronically accepted by the recipient of the Award in such form and manner as the Committee may require. The Committee may authorize any officer of the Company (other than the particular Award recipient) to execute any or all Agreements on behalf the Company.

“AWARD” means an award granted to a Participant under the Plan that consists of one or more Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Other Awards or a combination of these.

“BOARD” means the Board of Directors of the Company.

“CHANGE IN CONTROL” means the occurrence of one of the following events:

(a)
if any Person, other than an Exempt Person, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more (the “CIC Percentage”) of the combined voting power of the Company’s then-outstanding securities; provided, however, that if such Person first obtains the approval of the Board to acquire the CIC Percentage, then no Change in Control shall be deemed to have occurred unless and until such Person obtains a CIC Percentage ownership of the combined voting power of the Company’s then-outstanding securities without having first obtained the approval of the Board; or

•••

(b)
if any Person, other than an Exempt Person, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing greater than 50% of the combined voting power of the Company’s then-outstanding securities, whether or not the Board shall have first given its approval to such acquisition; or

(c)
during any period of two consecutive years, individuals who at the beginning of such period constitute the Board (the “Incumbent Directors”) cease for any reason to constitute a majority of the Board; provided, however, that any new directors whose election, nomination for election by the Company’s shareholders or appointment was approved by a vote of at least one-half of the directors then still in office who either were directors at the beginning of the period or whose election, nomination or appointment was previously so approved shall be considered Incumbent Directors; and further provided, however, that no individual shall be considered an Incumbent Director if such individual’s election, nomination or appointment to the Board was in connection with an actual or threatened “election contest” (as described in Rule 14a-12(c) under the Exchange Act) with respect to the election or removal of directors (an “Election Contest”) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a “Proxy Contest”) including by reason of any agreement intended to avoid or settle any such Election Contest or Proxy Contest; or

(d)
the consummation of a merger or consolidation of the Company with any other corporation; provided, however, a Change in Control shall not be deemed to have occurred: (i) if such merger or consolidation would result in all or a portion of the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) either directly or indirectly more than 50% of the combined voting power of the securities of the Company or such surviving entity outstanding immediately after such merger or consolidation in substantially the same proportion as their ownership immediately prior to the merger or consolidation, or (ii) if the corporate existence of the Company is not affected and following the merger or consolidation, the majority of the Company’s Executive Committee, or if no such body then exists, the majority of the Tier 1 Participants in the Company’s Change in Control Severance Plan retain their positions with the Company (disregarding any such participant whose employment terminates for reasons other than due to a termination by the Company without Cause (as defined in the applicable Agreement) or a termination by such Participant for Good Reason (as defined in the applicable Agreement) and the directors of the Company prior to such merger or consolidation constitute at least a majority of the Board of the Company or the entity that directly or indirectly controls the Company after such merger or consolidation; or

(e)
the sale or disposition by the Company of all or substantially all the Company’s assets, other than a sale to an Exempt Person; or

(f)
the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company.

“CODE” means the Internal Revenue Code of 1986, as now in effect and as hereafter amended from time to time. Any reference to a particular section of the Code includes any applicable regulations promulgated under that section. All citations to sections of the Code are to such sections as they may from time to time be amended or renumbered.

“COMMITTEE” means the Compensation & Talent Committee of the Board or such other committee consisting of two or more members of the Board as may be appointed by the Board from time to time to administer this Plan pursuant to Article 3. If the Common Stock is traded on the NASDAQ or the NYSE, all of the members of the Committee shall be independent directors within the meaning of the NASDAQ’s or NYSE’s listing standards (as applicable). If any member of the Committee does not qualify as a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act, the Board shall appoint a subcommittee of the Committee, consisting of at least two Independent Directors, to grant Awards to Insiders; each member of such subcommittee shall satisfy the requirements of (i) and (ii) above. References to the Committee in the Plan shall include and, as appropriate, apply to any such subcommittee.

“COMMON STOCK” means the Common Stock, par value $.01 per share, of the Company, and any other shares into which such stock may be changed by reason of a recapitalization, reorganization, merger, consolidation or any other change in the corporate structure or capital stock of the Company.

“COMPANY” means The ODP Corporation, a Delaware corporation, and its successors and assigns.

“DISABILITY” means, with respect to any Incentive Stock Option, a disability as determined under Code section 22(e)(3), and with respect to any other Award, unless provided otherwise in an Agreement (in which case such definition shall

•••

apply for purposes of the Plan with respect to that particular Award), (i) with respect to a Participant who is eligible to participate in a program of long-term disability insurance maintained by the Employer, the date on which the insurer or administrator under such program of long-term disability insurance determines that the Participant is eligible to commence benefits under such program, and (ii) with respect to any Participant (including a Participant who is eligible to participate in a program of long-term disability insurance maintained by the Employer), the Participant’s inability, due to physical or mental incapacity, to substantially perform the Participant’s duties and responsibilities for the Employer for one hundred eighty (180) days out of any three hundred sixty-five (365) day period or one hundred twenty (120) consecutive days.

For Participants who are participants in the Company’s Executive Change in Control Plan, unless provided otherwise in an Agreement, any question as to the existence of the Participant’s Disability as to which the Participant and the Company cannot agree shall be determined in writing by a qualified independent physician mutually acceptable to the Participant and the Company. If the Participant and the Company cannot agree as to a qualified independent physician, each shall appoint such a physician and those two physicians shall select a third who shall make such determination in writing. The determination of Disability made in writing to the Company and the Participant shall be final and conclusive for all purposes of this Plan.

“EFFECTIVE DATE” shall have the meaning ascribed to such term in Section 1.4 hereof.

“EMPLOYEE” means any individual whom the Employer treats as a common law employee for payroll tax purposes, either within or outside the United States.

“EMPLOYER” means the Company and the Subsidiaries.

“EXCHANGE ACT” means the Securities Exchange Act of 1934, as now in effect and as hereafter amended from time to time. Any reference to a particular section of the Exchange Act includes any applicable regulations promulgated under that section. All citations to sections of the Act or rules thereunder are to such sections or rules as they may from time to time be amended or renumbered.

“EXEMPT PERSON” means any employee benefit plan of the Employer or a trustee or other administrator or fiduciary holding securities under an employee benefit plan of the Employer.

“FAIR MARKET VALUE” of a share of Common Stock of the Company means, as of the date in question,

(a)
if the Common Stock is listed for trading on the NASDAQ, the closing sale price of a share of Common Stock on such date, as reported by the NASDAQ or such other source as the Committee deems reliable, or if no such reported sale of the Common Stock shall have occurred on such date, on the last day prior to such date on which there was such a reported sale;

(b)
if the Common Stock is listed for trading on the NYSE, the closing sale price of a share of Common Stock on such date, as reported by the NYSE or such other source as the Committee deems reliable, or if no such reported sale of the Common Stock shall have occurred on such date, on the last day prior to such date on which there was such a reported sale;

(c)
if the Common Stock is not listed for trading on the NASDAQ or the NYSE but is listed for trading on another national securities exchange, the closing sale price of a share of Common Stock on such date as reported on such exchange, or if no such reported sale of the Common Stock shall have occurred on such date, on the last day prior to such date on which there was such a reported sale;

(d)
if the Common Stock is not listed for trading on a national securities exchange but nevertheless is publicly traded and reported (through the OTC Bulletin Board or otherwise), the closing sale price of a share of Common Stock on such date, or if no such reported sale of the Common Stock shall have occurred on such date, on the last day prior to such date on which there was such a reported sale; or

(e)
if the Common Stock is not publicly traded and reported, the fair market value as established in good faith by the Committee or the Board.

For purposes of subsection (c) above, if the Common Stock is not traded on the NASDAQ or the NYSE but is traded on more than one other securities exchange on the given date, then the largest exchange on which the Common Stock is traded shall be referenced to determine Fair Market Value.

•••

Notwithstanding the foregoing but subject to the next paragraph, if the Committee determines in its discretion that an alternative definition of Fair Market Value should be used in connection with the grant, exercise, vesting, settlement or payout of any Award, it may specify such alternative definition in the Agreement applicable to the Award. Such alternative definition may include a price that is based on the opening, actual, high, low, or average selling prices of a share of Common Stock on the NASDAQ or other securities exchange on the given date, the trading date preceding the given date, the trading date next succeeding the given date, or an average of trading days.

Notwithstanding the foregoing, (i) in the case of an Option or SAR, Fair Market Value shall be determined in accordance with a definition of fair market value that permits the Award to be exempt from Code section 409A; and (ii) in the case of an Option that is intended to qualify as an ISO under Code section 422, Fair Market Value shall be determined by the Committee in accordance with the requirements of Code section 422.

“409A AWARD” means an Award that is not exempt from Code section 409A.

“FULL VALUE AWARD” means (i) an Award of Restricted Stock, Restricted Stock Units, Performance Shares, or Performance Units, or an Other Award that is not in the nature of an appreciation award (i.e., the value of the Other Award is not based on the difference in the value of a share of Common Stock at different points in time); or (ii) an award granted under a Prior Plan that is the equivalent of an Award listed in clause (i) above.

“INCENTIVE STOCK OPTION” or “ISO” means an Option which is designated as an “incentive stock option” and intended to meet the requirements of Code section 422.

“INDEPENDENT DIRECTOR” means any individual who is a member of the Board and who is not also employed by the Employer.

“INSIDER” shall mean an individual who is, on the relevant date, subject to the reporting requirements of Exchange Act section 16(a).

“NASDAQ” means The NASDAQ Stock Market LLC or its successor.

“NON-EMPLOYEE” means any consultant or advisor, other than an Employee or Independent Director, who provides bona fide services to the Employer not in connection with the offer or sale of securities in a capital raising transaction.

“NONQUALIFIED STOCK OPTION” or “NSO” means any Option which is not designated as an “incentive stock option” or that otherwise does not meet the requirements of Code section 422.

“NYSE” means the New York Stock Exchange or its successor.

“OPTION” means an Award granted under Article 5 which is either an Incentive Stock Option or a Nonqualified Stock Option. An Option shall be designated as either an Incentive Stock Option or a Nonqualified Stock Option, and in the absence of such designation, shall be treated as a Nonqualified Stock Option.

“OPTION EXERCISE PRICE” means the price at which a share of Common Stock may be purchased by a Participant pursuant to the exercise of an Option.

“OTHER AWARD” means any form of equity-based or equity-related award, other than an Option, a Stock Appreciation Right, Restricted Stock, a Restricted Stock Unit, a Performance Share or a Performance Unit, that is granted pursuant to Article 9.

“OTHER COMPANY SECURITIES” mean securities of the Company other than Common Stock, which may include, without limitation, unbundled stock units or components thereof, debentures, preferred stock, warrants and securities convertible into or exchangeable for Common Stock or other property.

“PARTICIPANT” means an Employee, Non-Employee or Independent Director who is eligible to receive or has received an Award under this Plan.

“PERFORMANCE PERIOD” shall have the meaning ascribed to such term in Section 8.3.

•••

“PERFORMANCE SHARE” means an Award under Article 8 of the Plan that is valued by reference to a share of Common Stock, which value may be paid to the Participant by delivery of cash or other property as the Committee shall determine upon achievement of such performance objectives during the relevant Performance Period as the Committee shall establish at the time of such Award or thereafter.

“PERFORMANCE UNIT” means an Award under Article 8 of the Plan that has a value set by the Committee (or that is determined by reference to a valuation formula specified by the Committee), which value may be paid to the Participant by delivery of cash or other property as the Committee shall determine upon achievement of such performance objectives during the relevant Performance Period as the Committee shall establish at the time of such Award or thereafter.

“PERMITTED TRANSFEREE” means any members of the immediate family of the Participant (i.e., spouse, children, and grandchildren), any trusts for the benefit of such family members or any partnerships whose only partners are such family members.

“PERSON” means any “person” or “group” as those terms are used in Exchange Act Sections 13(d) and 14(d).

“PLAN” means The ODP Corporation 2021 Long-Term Incentive Plan set forth in this document and as it may be amended from time to time.

“PRIOR PLANS” means the 2019 Plan, 2017 Plan, the 2015 Plan, and the 2003 OMIPP, as they have been amended from time to time.

“RESTRICTED STOCK” means an Award of shares of Common Stock under Article 7 of the Plan, which shares are issued with such restrictions as the Committee, in its sole discretion, may impose, including but not limited to an Award of shares that the Committee grants to an Independent Director with no restrictions.

“RESTRICTED STOCK UNIT” or “RSU” means an Award under Article 7 of the Plan that is valued by reference to a share of Common Stock, which value may be paid to the Participant by delivery of cash or other property as the Committee shall determine and that has such restrictions as the Committee, in its sole discretion, may impose, including but not limited to an Award that the Committee grants to an Independent Director with no restrictions.

“RESTRICTION PERIOD” means the period commencing on the date an Award of Restricted Stock or an RSU is granted and ending on such date as the Committee shall determine, during which time the Award is subject to forfeiture as provided in the Agreement.

“SHARE POOL” shall have the meaning ascribed to such term in in Section 4.1.

“STOCK APPRECIATION RIGHT” or “SAR” means an Award granted under Article 6 which provides for delivery of cash or other property as the Committee shall determine with a value equal to the excess of the Fair Market Value of a share of Common Stock on the day the Stock Appreciation Right is exercised over the specified purchase price.

“SUBSIDIARY” means a corporation or other entity of which outstanding shares or ownership interests representing 50% or more of the combined voting power of such corporation or other entity entitled to elect the management thereof are owned directly or indirectly by the Company. With respect to all purposes of the Plan, including but not limited to, the establishment, amendment, termination, operation and administration of the Plan, the Company and the Committee shall be authorized to act on behalf of all other entities included within the definition of “Subsidiary.”

“TANDEM SAR” means a Stock Appreciation Right granted to a Participant in connection with an Option as described in Section 6.4.

“2003 OMIPP” means the 2003 OfficeMax Incentive and Performance Plan.

“2015 PLAN” means The ODP Corporation 2015 Long-Term Incentive Plan.

“2017 PLAN” means The ODP Corporation 2017 Long-Term Incentive Plan.

“2019 PLAN” means The ODP Corporation 2019 Long-Term Incentive Plan.

•••

ARTICLE 3 — ADMINISTRATION; POWERS OF THE COMMITTEE

3.1 General.This Plan shall be administered by the Committee.

3.2 Authority of the Committee.

(a)
Subject to the provisions of the Plan, the Committee shall have the full and discretionary authority to (i) select the persons who are eligible to receive Awards under the Plan, (ii) determine the form and substance of Awards made under the Plan and the conditions and restrictions, if any, subject to which such Awards will be made, (iii) modify the terms of Awards made under the Plan, (iv) interpret, construe and administer the Plan and Awards granted thereunder, (v) make any adjustments necessary or desirable in connection with Awards made under the Plan to eligible Participants located outside the United States, and (vi) adopt, amend, or rescind such rules and regulations, and make such other determinations, for carrying out the Plan as it may deem appropriate.

(b)
The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Agreement in the manner and to the extent it shall deem desirable to carry it into effect.

(c)
Decisions of the Committee on all matters relating to the Plan shall be in the Committee’s sole discretion and shall be conclusive, final and binding on all parties. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable federal and state laws and rules and regulations promulgated pursuant thereto.

(d)
In the event the Company shall assume outstanding equity awards or the right or obligation to make such awards in connection with the acquisition of another corporation or business entity, the Committee may, in its discretion, make such adjustments in the terms of Awards as it shall deem equitable and appropriate to prevent dilution or enlargement of benefits intended to be made under the Plan.

(e)
In making any determination or in taking or not taking any action under the Plan, the Committee may obtain and may rely on the advice of experts, including but not limited to employees of the Company and professional advisors.

3.3 Rules for Foreign Jurisdictions. Notwithstanding anything in the Plan to the contrary, the Committee may, in its sole discretion,

(i)
amend or vary the terms of the Plan in order to conform such terms with the requirements of each non-U.S. jurisdiction where a Participant works or resides or to meet the goals and objectives of the Plan;
(ii)
establish one or more sub-plans for these purposes; and

(iii)
establish administrative rules and procedures to facilitate the operation of the Plan in such non-U.S. jurisdictions. For purposes of clarity, the terms and conditions contained herein which are subject to variation in a non-U.S. jurisdiction shall be reflected in a written addendum to the Plan with respect to each Participant or group of Participants affected by such non-U.S. jurisdiction.

3.4 Delegation of Authority. The Committee may, in its discretion, at any time and from time to time, delegate to one or more of its members such of its authority as it deems appropriate (provided that any such delegation shall be to at least two members of the Committee with respect to Awards to Insiders). The Committee may, at any time and from time to time, delegate to one or more other members of the Board such of its authority as it deems appropriate. To the extent permitted by law and applicable stock exchange rules, the Committee may also delegate its authority to one or more persons who are not members of the Board, except that no such delegation will be permitted with respect to Insiders.

3.5 Agreements. Each Award granted under the Plan shall be evidenced by an Agreement. Each Agreement shall be subject to and incorporate, by reference or otherwise, the applicable terms and conditions of the Plan, and any other terms and conditions, not inconsistent with the Plan, as may be imposed by the Committee, including without limitation, provisions related to the consequences of termination of employment. A copy of such Agreement shall be provided to the Participant, and the Committee may, but need not, require that the Participant sign (or otherwise acknowledge receipt of) a copy of the Agreement or a copy of a notice of grant. Each Participant may be required, as a condition to receiving an Award under this Plan, to enter into an agreement with the Company containing such non-compete, confidentiality, and/or non-solicitation provisions as the Committee may adopt and approve from time to time (as so modified or amended, the “Non-Compete Agreement”). The provisions of the Non-Compete Agreement may also be included in, or incorporated by reference in, the Agreement.

3.6 Indemnification. No member or former member of the Committee or the Board or person to whom the Committee has delegated responsibility under the Plan shall be liable for any action or determination made in good faith with respect

•••

to the Plan or any Award granted under it. The Company shall indemnify and hold harmless each member and former member of the Committee and the Board against all cost or expense (including counsel fees and expenses) or liability (including any sum paid in settlement of a claim with the approval of the Board) arising out of any act or omission to act in connection with the Plan, unless arising out of such member’s or former member’s own willful misconduct, fraud, bad faith or as expressly prohibited by statute. Such indemnification shall be in addition (without duplication) to any rights to indemnification or insurance the member or former member may have as a director or under the by-laws of the Company or otherwise.

3.7 Minimum Vesting Requirement. Notwithstanding any other provision of the Plan to the contrary, Awards granted under the Plan (other than cash-based awards) shall vest no earlier than the first anniversary of the date of grant of the Award; provided, that the following Awards shall not be subject to the foregoing minimum vesting requirement: any (i) substitute Awards granted in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by the Company or any of its Subsidiaries, (ii) shares of Common Stock delivered in lieu of fully vested cash obligations, (iii) Awards to Independent Directors that vest on earlier of the one-year anniversary of the date of grant and the next annual meeting of shareholders which is at least 50 weeks after the immediately preceding year’s annual meeting, and (iv) any additional Awards the Committee may grant, up to a maximum of five percent (5%) of the Share Pool, as the Share Pool may be increased pursuant to Sections 4.1 and 4.3, ; and, provided, further, that the foregoing restriction does not apply to the Committee’s discretion to provide for accelerated exercisability or vesting of any Award, including but not limited to in cases of retirement, death, Disability or a Change in Control, in the terms of the Award Agreement or otherwise.

3.8 Restrictions on Dividends and Dividend Equivalents. Notwithstanding anything herein to the contrary, dividend equivalents shall not be paid with respect to Options or SARs. Dividends and dividend equivalents with respect to a Restricted Stock Award, Restricted Stock Unit, Performance Share, Performance Unit or Other Award shall be subject to the same vesting requirements as the underlying Award; in no event shall dividends or dividend equivalents be paid on any such Award prior to the date on which such Award has become vested.

ARTICLE 4 — SHARES AVAILABLE UNDER THE PLAN

4.1 Number of Shares. Subject to adjustment as provided in this Section 4.1 and in Section 4.3, the aggregate number of shares of Common Stock that are available for issuance pursuant to Awards granted under the Plan is 3,400,000, less one share for every one share that was subject to an award granted after December 26, 2020 under the 2019 Plan (the “Share Pool”). All of the Share Pool may, but is not required to, be issued pursuant to Incentive Stock Options. If Awards are granted in substitution or assumption of awards of an entity acquired, by merger or otherwise, by the Company (or any Subsidiary), to the extent such grant shall not be inconsistent with the terms, limitations and conditions of Code section 422, Exchange Act Rule 16b-3 or applicable NASDAQ rules, the number of shares subject to such substitute or assumed Awards shall not increase or decrease the Share Pool.

The shares issued pursuant to Awards under the Plan shall be made available from shares currently authorized but unissued or shares currently held (or subsequently acquired) by the Company as treasury shares, including shares purchased in the open market or in private transactions.

No additional awards shall be granted under the 2019 Plan after the Effective Date, and all remaining shares available for grant under the 2019 Plan will be cancelled on the Effective Date. No additional awards have been granted under the 2017 Plan since the Company’s shareholders approved the 2019 Plan on May 7, 2019; all remaining shares available for grant under the 2017 Plan were cancelled at that time. No additional awards have been granted under the 2015 Plan since the Company’s shareholders approved the 2017 Plan on July 20, 2017; all remaining shares available for grant under the 2015 Plan were cancelled at that time. No additional awards have been granted under the 2003 OMIPP since the Company’s shareholders approved the 2015 Plan on April 25, 2015; all remaining shares available for grant under the 2003 OMIPP were cancelled at that time. Outstanding awards under the Prior Plans shall continue to be to be governed by the Prior Plans and the agreements under which they were granted.

The following rules shall apply for purposes of the determination of the number of shares of Common Stock available for grants of Awards under the Plan:

(a)
Each share of Common Stock subject to an Award shall be deducted on a one-for-one basis from the Share Pool.

•••

(b)
Each Performance Share that may be settled in shares of Common Stock shall be counted as a number of shares subject to an Award based on the number of shares that would be paid under the Performance Share for achievement of target performance, and deducted from the Share Pool. Each Performance Unit that may be settled in shares of Common Stock shall be counted as a number of shares subject to an Award based on the number of shares that would be paid under the Performance Unit for achievement of target performance, with the number determined by dividing the value of the Performance Unit at the time of grant by the Fair Market Value of a share of Common Stock at the time of grant, and this number shall be deducted from the Share Pool. In both cases, in the event that the Award is later settled based on above-target performance, the number of shares of Common Stock corresponding to the above-target performance, calculated pursuant to the applicable methodology specified above, shall be deducted from the Share Pool at the time of such settlement; in the event that the Award is later settled upon below-target performance, the number of shares of Common Stock corresponding to the below-target performance, shall be added back to the Share Pool. Performance Shares and Performance Units that may not be settled in shares of Common Stock shall not result in a deduction from the Share Pool.

(c)
If, for any reason, any shares subject to an Award under the Plan are not issued or are returned to the Company, for reasons including but not limited to a forfeiture of Restricted Stock or a Restricted Stock Unit, or the termination, expiration or cancellation of an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit, or Other Award, or settlement of any Award in cash rather than shares, such shares shall again be available for Awards under the Plan and shall be added to the Share Pool. If the tax withholding obligation under a Full Value Award granted under the Plan is satisfied by the Company retaining shares or by the Participant tendering shares (either by actual delivery or attestation), the number of shares so retained or tendered shall be available for Awards under the Plan and shall be added to the Share Pool.

(d)
If, for any reason, after December 26, 2020, any shares subject to an award under the Prior Plans are not issued or are returned to the Company, for reasons including but not limited to a forfeiture of restricted stock or a restricted stock unit, or the termination, expiration or cancellation of an option, stock appreciation right, restricted stock, restricted stock unit, performance share, performance unit, or other award, or settlement of any award in cash rather than shares, such shares shall be available for Awards under the Plan and shall be added to the Share Pool. If, after December 26, 2020, the tax withholding obligation under a Full Value Award granted under a Prior Plan is satisfied by the Company retaining shares or by the holder tendering shares (either by actual delivery or attestation), the number of shares so retained or tendered shall be available for Awards under the Plan and shall be added to the Share Pool.

(e)
Notwithstanding anything to contrary contained herein, if the exercise price and/or tax withholding obligation under an Award other than a Full Value Award is satisfied by the Company retaining shares or by the Participant tendering shares (either by actual delivery or attestation), the number of shares so retained or tendered shall be deemed delivered for purposes of determining the Share Pool and shall not be available for further Awards under the Plan. To the extent an SAR that may be settled in shares of Common Stock is, in fact, settled in shares of Common Stock, the gross number of shares subject to such Stock Appreciation Right shall be deemed delivered for purposes of determining the Share Pool and shall not be available for further Awards under the Plan. Similarly, if the exercise price and/or tax withholding obligation under an award under a Prior Plan other than a Full Value Award is satisfied by the Company retaining shares or by the holder tendering shares (either by actual delivery or attestation), the number of shares so retained or tendered shall not be available for Awards under the Plan and shall not be added to the Share Pool. To the extent a stock appreciation right granted under a Prior Plan that may be settled in shares of Common Stock is, in fact, settled in shares of Common Stock, the gross number of shares subject to such stock appreciation right shall not be available for Awards under the Plan and shall not be added to the Share Pool. Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options or, options under any Prior Plan shall not be available for Awards under the Plan and shall not be added to the Share Pool.

4.2 Independent Director Award Limit. For any one Independent Director and for any one fiscal year of the Company, the maximum aggregate (i) amount of cash compensation paid in such fiscal year to such Independent Director in respect of such Independent Director’s service as a member of the Board during such fiscal year, including but not limited to service performed in such fiscal year but for which payment is not made until the following fiscal year, and (ii) grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of all Awards granted in such fiscal year to such Independent Director under this Plan or any other stock plan of the Company shall not exceed six hundred and fifty thousand dollars ($650,000). The limitation set forth in this Section 4.2 shall not apply for a fiscal year of

•••

the Company to an Independent Director who serves as Chairman of the Board at any time during such fiscal year of the Company provided that the affected Independent Director does not participate in the decision to award compensation in excess of the limitation for such fiscal year of the Company.

4.3 Adjustment of Shares. If any change in corporate capitalization, such as a stock split, reverse stock split, stock dividend, or any corporate transaction such as a reorganization, reclassification, merger or consolidation or separation, including a spin-off, of the Company or sale or other disposition by the Company of all or a portion of its assets, any other change in the Company’s corporate structure, or any distribution to shareholders (other than an ordinary cash dividend) results in the outstanding shares of Common Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of shares or other securities of the Company, or for shares of stock or other securities of any other corporation (or new, different or additional shares or other securities of the Company or of any other corporation being received by the holders of outstanding shares of Common Stock), or a material change in the value of the outstanding shares of Common Stock as a result of the change, transaction or distribution, then the Committee shall make equitable adjustments, as it determines are necessary and appropriate to prevent the enlargement or dilution of benefits intended to be made available under the Plan, in:

(a)
the number and class of stock or other securities that comprise the Share Pool as set forth in Section 4.1, including, without limitation, with respect to Incentive Stock Options;

(b)
the number and class of stock or other securities subject to outstanding Awards, and which have not been issued or transferred under an outstanding Award;

(c)
the Option Exercise Price under outstanding Options, the exercise price under outstanding Stock Appreciation Rights, and the number of shares of Common Stock to be transferred in settlement of outstanding Awards; and

(d)
the terms, conditions or restrictions of any Award and Agreement, including but not limited to the price payable for the acquisition of shares of Common Stock.

It is intended that, if possible, any adjustment contemplated above shall be made in a manner that satisfies applicable legal requirements as well as applicable requirements with respect to taxation (including, without limitation and as applicable in the circumstances, Code section 424 and Code section 409A).

Without limiting the generality of the above, any good faith determination by the Committee as to whether an adjustment is required in the circumstances and the extent and nature of any such adjustment shall be final, conclusive and binding on all persons.

ARTICLE 5 — STOCK OPTIONS

5.1 Grant of Options. Subject to the terms and provisions of the Plan, the Committee may from time to time grant Options to eligible Participants. The Committee shall have sole discretion in determining the number of shares subject to Options granted to each Participant. The Committee may grant a Participant ISOs, NSOs or a combination thereof, and may vary such Awards among Participants; provided that the Committee may grant Incentive Stock Options only to individuals who are employees within the meaning of Code section 3401(c) of the Company or its subsidiaries (as defined for this purpose in Code section 424(f)). Notwithstanding anything in this Article 5 to the contrary, except for Options that are specifically designated as intended to be subject to Code section 409A, the Committee may only grant Options to individuals who provide direct services on the date of grant of the Options to the Company or another entity in a chain of entities in which the Company or another such entity has a controlling interest (within the meaning of Treasury Regulation section 1.409A-1(b)(5)(iii)(e)) in each entity in the chain.

5.2 Agreement. Each Option grant shall be evidenced by an Agreement that shall specify the Option Exercise Price, the duration of the Option, the number of shares of Common Stock to which the Option pertains, the conditions upon which the Option shall become vested and exercisable (subject to Section 3.7) and such other provisions as the Committee shall determine. The Option Agreement shall further specify whether the Award is intended to be an ISO or an NSO. Any portion of an Option that is not designated in the Agreement as an ISO or otherwise fails or is not qualified as an ISO (even if designated as an ISO) shall be an NSO. Dividend equivalents shall not be paid with respect to Options.

5.3 Option Exercise Price. The per share Option Exercise Price for each Option shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date the Option is granted. Notwithstanding the

•••

foregoing, an Option may be granted with an Option Exercise Price lower than set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another Option in a manner satisfying the provisions of Code section 424(a) relating to a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation; provided that the Committee determines that such Option Exercise Price is appropriate to preserve the economic benefit of the replaced award and will not impair the exemption of the Option from Code section 409A (unless the Committee clearly and expressly foregoes such exemption at the time the Option is granted).

5.4 Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary of its grant date other than an Option granted to a Participant outside the United States. If an Agreement does not specify an expiration date, the Option’s expiration date shall be the 10th anniversary of its grant date.

5.5 Exercise of Options. Options shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall specify, including conditions related to the employment of the Participant with the Employer or provision of services by the Participant to the Employer, which need not be the same for each grant or for each Participant. The Committee may provide in the Agreement for rights upon the occurrence of events specified in the Agreement. Upon exercise of an Option, the number of shares of Common Stock subject to exercise under any related SAR shall automatically be reduced by the number of shares represented by the Option or portion thereof which is surrendered.

5.6 Payment. Options shall be exercised, in whole or in part, by the delivery of an oral, written or electronic notice of exercise to the Company or its designated representative in the form prescribed by the Company, setting forth the number of shares of Common Stock with respect to which the Option is to be exercised and satisfying any requirements that the Committee may apply from time to time. Full payment of the Option Exercise Price for such shares (less any amount previously paid by the Participant to acquire the Option) must be made on or prior to the Payment Date, as defined below. The Option Exercise Price shall be paid to the Company in United States dollars either: (a) in cash, (b) by check, bank draft, money order or other cash equivalent approved by the Committee, (c) if approved by the Committee, by tendering previously acquired shares of Common Stock (or delivering a certification or attestation of ownership of such shares) having an aggregate Fair Market Value at the time of exercise equal to the total Option Exercise Price (provided that the tendered shares must have been held by the Participant for any period required by the Committee), (d) if approved by the Committee, by cashless exercise as permitted under Federal Reserve Board’s Regulation T, subject to applicable securities law restrictions, (e) by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law, including a net exercise; or (f) by a combination of the foregoing. “Payment Date” shall mean the date on which a sale transaction in connection with a cashless exercise (whether or not payment is actually made pursuant to a cashless exercise) would have settled in connection with the subject option exercise. No certificate or cash representing a share of Common Stock shall be delivered until the full Option Exercise Price has been paid.

5.7 Special Rules for ISOs. The following rules apply notwithstanding any other terms of the Plan.

(a)
No ISOs may be granted under the Plan after March 10, 2031

(b)
In no event shall any Participant who owns (within the meaning of Code section 424(d)) stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any “parent” or “subsidiary” (within the meaning of Code section 424(e) or (f), respectively) be eligible to receive an ISO (i) at an Option Exercise Price less than one hundred ten percent (110%) of the Fair Market Value of a share of Common Stock on the date the ISO is granted, or (ii) that is exercisable later than the fifth (5th) anniversary date of its grant date.

(c)
The aggregate Fair Market Value of shares of Common Stock with respect to which incentive stock options (within the meaning of Code section 422) granted to a Participant are first exercisable in any calendar year under the Plan and all other incentive stock option plans of the Employer shall not exceed One Hundred Thousand Dollars ($100,000). For this purpose, Fair Market Value shall be determined with respect to a particular incentive stock option on the date on which such incentive stock option is granted. In the event that this One Hundred Thousand Dollar ($100,000) limit is exceeded with respect to a Participant, then ISOs granted under this Plan to such Participant shall, to the extent and in the order required by Treasury Regulations under Code section 422, automatically become NSOs granted under this Plan.

(d)
Solely for purposes of determining the limit on ISOs that may be granted under the Plan, the provisions of Section 4.1 that replenish the Share Pool shall only be applied to the extent permitted by Code section 422 and the regulations promulgated thereunder.

•••

ARTICLE 6 — STOCK APPRECIATION RIGHTS

6.1 Grant of SARs. Subject to the terms and provisions of the Plan, the Committee may grant SARs to Participants in such amounts and upon such terms, and at any time and from time to time, as the Committee shall determine. The Committee may grant Tandem SARs or SARs that are unrelated to Options. A Stock Appreciation Right shall entitle the holder, within the specified period (which may not exceed 10 years), to exercise the SAR and receive in exchange therefor a payment having an aggregate value equal to the amount by which the Fair Market Value of a share of Common Stock on the exercise date exceeds the specified purchase price, times the number of shares with respect to which the SAR is exercised. The Committee may provide in the Agreement for automatic exercise on a certain date, for payment of the proceeds on a certain date, and/or for rights upon the occurrence of events specified in the Agreement. Notwithstanding anything in this Article 6 to the contrary, except for SARs that are specifically designated as intended to be subject to Code section 409A, the Committee may only grant SARs to individuals who provide direct services on the date of grant of the SARs to the Company or another entity in a chain of entities in which the Company or another such entity has a controlling interest (within the meaning of Treasury Regulation section 1.409A-1(b)(5)(iii)(e)) in each entity in the chain.

6.2 Agreement. Each SAR grant shall be evidenced by an Agreement that shall specify the exercise price, the duration of the SAR, the number of shares of Common Stock to which the SAR pertains, the conditions upon which the SAR shall become vested and exercisable (subject to Section 3.7) and such other provisions as the Committee shall determine. Dividend equivalents shall not be paid with respect to SARs.

6.3 Duration of SARs. Each SAR shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no SAR shall be exercisable later than the tenth (10th) anniversary of its grant date other than an SAR granted to a participant outside the United States. If an Agreement does not specify an expiration date, the SAR’s expiration date shall be the 10th anniversary of its grant date.

6.4 Tandem SARs. A Tandem SAR shall entitle the holder, within the specified exercise period for the related Option, to surrender the unexercised related Option, or a portion thereof, and to receive in exchange therefor a payment having an aggregate value equal to the amount by which the Fair Market Value of a share of Common Stock on the exercise date exceeds the Option Exercise Price per share, times the number of shares subject to the Option, or portion thereof, which is surrendered. Each Tandem SAR shall be subject to the same terms and conditions as the related Option, including limitations on transferability, and shall be exercisable only to the extent such Option is exercisable and shall terminate or lapse and cease to be exercisable when the related Option terminates or lapses. The grant of SARs related to ISOs must be concurrent with the grant of the ISOs. With respect to NSOs, the grant either may be concurrent with the grant of the NSOs, or in connection with NSOs previously granted under Article 5, which are unexercised and have not terminated or lapsed.

6.5 Payment. The Committee shall have sole discretion to determine in each Agreement whether the payment with respect to the exercise of a Stock Appreciation Right will be in the form of all cash, all shares of Common Stock, Other Company Securities, or any combination thereof. Unless and to the extent the Committee specifies otherwise, such payment will be in the form of shares of Common Stock. If payment is to be made in shares, the number of shares shall be determined based on the Fair Market Value of a share on the date of exercise. The Committee shall have sole discretion to determine and set forth in the Agreement the timing of any payment made in cash or shares, or a combination thereof, upon exercise of SARs.

6.6 Exercise Price. The exercise price for each Stock Appreciation Right shall be determined by the Committee and shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date the SAR is granted. Notwithstanding the foregoing, an SAR may be granted with an exercise price lower than set forth in the preceding sentence if such SAR is granted pursuant to an assumption or substitution for another SAR in a manner satisfying the provisions of Code section 424(a) relating to a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation; provided that the Committee determines that such SAR exercise price is appropriate to preserve the economic benefit of the replaced award and will not impair the exemption of the SAR from Code section 409A (unless the Committee clearly and expressly foregoes such exemption at the time the SAR is granted).

6.7 Exercise of SARs. SARs shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall specify, including conditions related to the employment of the Participant with the Employer or provision of services by the Participant to the Employer, which need not be the same for each grant or for each Participant. The

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Committee may provide in the Agreement for rights upon the occurrence of events specified in the Agreement. Upon exercise of a Tandem SAR, the number of shares of Common Stock subject to exercise under the related Option shall automatically be reduced by the number of shares represented by the Option or portion thereof which is surrendered.

ARTICLE 7 — RESTRICTED STOCK AND RESTRICTED STOCK UNITS

7.1 Grant of Restricted Stock and Restricted Stock Units. Subject to provisions of the Plan, the Committee may from time to time grant Awards of Restricted Stock and Restricted Stock Units (“RSUs”) to Participants. Awards of Restricted Stock and RSUs may be made either alone or in addition to or in tandem with other Awards granted under the Plan.

7.2 Agreement. The Restricted Stock or RSU Agreement shall set forth the terms of the Award, as determined by the Committee, including, without limitation, the number of shares of Restricted Stock or the number of RSUs granted; the purchase price, if any, to be paid for such Restricted Stock or RSUs, which may be equal to or less than Fair Market Value of a share and may be zero, subject to such minimum consideration as may be required by applicable law; any restrictions applicable to the Restricted Stock or RSU such as continued service or achievement of performance objectives; the length of the Restriction Period, if any (subject to Section 3.7), and any circumstances that will shorten or terminate the Restriction Period; and rights of the Participant to vote or receive dividends with respect to the shares during the Restriction Period. The Committee shall have sole discretion to determine and specify in each RSU Agreement whether the RSUs will be settled in the form of all cash, all shares of Common Stock, Other Company Securities, or any combination thereof. Unless and to the extent the Committee specifies otherwise, such settlement will be in the form of shares of Common Stock.

7.3 Certificates. Upon an Award of Restricted Stock to a Participant, shares of restricted Common Stock shall be registered in the Participant’s name. Certificates, if issued, may either (i) be held in custody by the Company until the Restriction Period expires or until restrictions thereon otherwise lapse, and/or (ii) be issued to the Participant and registered in the name of the Participant, bearing an appropriate restrictive legend and remaining subject to appropriate stop-transfer orders. If required by the Committee, the Participant shall deliver to the Company one or more stock powers endorsed in blank relating to the Restricted Stock. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, unrestricted certificates for such shares shall be delivered to the Participant or registered in the Participant’s name on the Company’s or transfer agent’s records; provided, however, that the Committee may cause such legend or legends to be placed on any such certificates as it may deem advisable under the terms of the Plan and the rules, regulations and other requirements of the Securities and Exchange Commission and any applicable federal or state law. Concurrently with the lapse of any risk of forfeiture applicable to the Restricted Stock, the Participant shall be required to pay to the Company an amount necessary to satisfy any applicable federal, state and local tax requirements as set out in Article 14 below.

7.4 Dividends and Other Distributions. Except as provided in this Article 7 or in the applicable Agreement, a Participant who receives a Restricted Stock Award shall have (during and after the Restriction Period), with respect to such Restricted Stock Award, all of the rights of a shareholder of the Company, including the right to vote the shares and the right to receive dividends and other distributions to the extent, if any, such shares possess such rights; provided, however, that

(i) any dividends and other distributions payable on such shares of Restricted Stock during the Restriction Period shall be either automatically reinvested in additional shares of Restricted Stock or paid to the Company for the account of the Participant, in either case subject to the same restrictions on vesting as the underlying Award, and

(ii) all terms and conditions for payment of such dividends and other distributions shall be included in the Agreement related to the Award and shall, to the extent required, comply with the requirements of Code section 409A. The Committee shall determine whether interest shall be paid on such amounts, the rate of any such interest, and the other terms applicable to such amounts (again, provided that all such terms shall, to the extent required, comply with Code section 409A). A Participant receiving a Restricted Stock Unit Award shall not possess voting rights and shall accrue dividend equivalents on such Units only to the extent provided in the Agreement relating to the Award; provided, however, that (i) any dividend equivalents payable on such Restricted Stock Unit Award shall be subject to the same restrictions on vesting as the underlying Award, and (ii) all terms and conditions for payment of such dividend equivalents shall be included in the Agreement related to the Award and shall, to the extent required, comply with the requirements of Code section 409A.

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ARTICLE 8 — PERFORMANCE SHARES AND UNITS

8.1 Grant of Performance Shares and Performance Units. The Committee may grant Performance Shares and Performance Units to Participants in such amounts and upon such terms, and at any time and from time to time, as the Committee shall determine.

8.2 Agreement. The Performance Share or Performance Unit Agreement shall set forth the terms of the Award, as determined by the Committee, including, without limitation, the number of Performance Shares or Performance Units granted; the purchase price, if any, to be paid for such Performance Shares or Performance Units, which may be equal to or less than Fair Market Value of a share and may be zero, subject to such minimum consideration as may be required by applicable law; the performance objectives applicable to the Performance Shares or Performance Units; and any additional restrictions applicable to the Performance Shares or Performance Units such as continued service (subject to Section 3.7). The Committee shall have sole discretion to determine and specify in each Performance Shares or Performance Units Agreement whether the Award will be settled in the form of all cash, all shares of Common Stock, Other Company Securities, or any combination thereof. Unless and to the extent the Committee specifies otherwise, such settlement will be in the form of shares of Common Stock. Any such shares may be granted subject to any restrictions deemed appropriate by the Committee.

8.3 Value of Performance Shares and Performance Units. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a share of Common Stock on the date of grant. In addition to any non-performance terms applicable to the Award, the Committee shall set performance objectives in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Shares, Performance Units or both, as applicable, that will be paid out to the Participant. For purposes of this Article 8, the time period during which the performance objectives must be met shall be called a “Performance Period.” The Committee may, but is not obligated to, set such performance objectives by reference to the performance measures set forth in Article 10.

8.4 Earning of Performance Shares and Performance Units. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of the Performance Shares or Performance Units shall be entitled to receive a payout of the number and value of Performance Shares or Performance Units, as applicable, earned by the Participant over the Performance Period, if any, to be determined as a function of the extent to which the corresponding performance objectives have been achieved and any applicable non-performance terms have been met.

8.5 Dividends and Other Distributions. A Participant receiving Performance Shares or Performance Units shall not possess voting rights. A Participant receiving Performance Shares or Performance Units or any other Award that is subject to performance conditions shall accrue dividend equivalents on such Award only to the extent provided in the Agreement relating to the Award; provided, however, that (i) any dividend equivalents payable on such Performance Shares or Performance Units shall be subject to the same restrictions on vesting as the underlying Award, and (ii) all terms and conditions for payment of such dividend equivalents shall be included in the Agreement related to the Award and shall, to the extent required, comply with the requirements of Code section 409A.

ARTICLE 9 — OTHER AWARDS

The Committee shall have the authority to specify the terms and provisions of other forms of equity-based or equity-related awards not described in Articles 5 through 8 of this Plan that the Committee determines to be consistent with the purpose of the Plan and the interests of the Company (“Other Awards”). Other Awards may provide for cash payments based in whole or in part on the value or future value of shares of Common Stock, for the acquisition or future acquisition of shares of Common Stock, or any combination of the foregoing. Notwithstanding the foregoing, where the value of an Other Award is based on the difference in the value of a share of Common Stock at different points in time, the grant or exercise price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant unless the Other Award is granted in replacement for an award previously granted by an entity that is assumed by the Company in a business combination, provided that the Committee determines that the Other Award preserves the economic benefit of the replaced award and is either exempt from or in compliance with the requirements of Code section 409A. A Participant receiving an Other Award shall accrue dividend equivalents on such Award only to the extent provided in the Agreement relating to the Award; provided, however, that (i) that any dividend equivalents payable on such Other Award

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shall be subject to the same restrictions on vesting as the underlying Award, and (ii) all terms and conditions for payment of such dividend equivalents shall be included in the Agreement related to the Award and shall, to the extent required, comply with the requirements of Code section 409A.

ARTICLE 10 — PERFORMANCE OBJECTIVES

10.1 In General. The Committee may, in its discretion, include performance objectives in any Award. The Committee may provide for a threshold level of performance below which no amount of compensation will be paid, and it may provide for the payment of differing amounts of compensation for different levels of performance.

10.2 Definitions of Performance Objectives. If the Committee makes an Award subject to a particular performance objective, the Committee shall adopt or confirm a written definition of that performance objective at the time the performance objective is established. The performance objective for an Award may be described in terms of Company-wide objectives or objectives that are related to a specific division, subsidiary, Employer, department, region, or function in which the participant is employed or as some combination of these (as alternatives or otherwise). A performance objective may be measured on an absolute basis or relative to a pre-established target, results for a previous year, the performance of other corporations, or a stock market or other index. If the Committee specifies more than one individual performance objective for a particular Award, the Committee shall also specify, in writing, whether one, all or some other number of such objectives must be attained.

10.3 Determinations of Performance. For each Award that has been made subject to a performance objective, within an administratively practicable period following the end of each Performance Period, the Committee shall determine whether the performance objective for such Performance Period has been satisfied. If a performance objective for a Performance Period is not achieved, the Committee in its sole discretion may pay all or a portion of that Award based on such criteria as the Committee deems appropriate, including without limitation individual performance, Company-wide performance or the performance of the specific division, subsidiary, Employer, department, region, or function employing the participant.

10.4 Adjustments and Exclusions. In determining whether any performance objective has been satisfied, the Committee may include or exclude any or all items that are unusual or non-recurring, including but not limited to (i) charges, costs, benefits, gains or income associated with reorganizations or restructurings of the Employer, discontinued operations, goodwill, other intangible assets, long-lived assets (non-cash), real estate strategy (e.g., costs related to lease terminations or facility closure obligations), litigation or the resolution of litigation (e.g., attorneys’ fees, settlements or judgments), or currency or commodity fluctuations; and (ii) the effects of changes in applicable laws, regulations or accounting principles. In addition, the Committee may adjust any performance objective for a Performance Period as it deems equitable to recognize unusual or non-recurring events affecting the Employer, changes in tax laws or regulations or accounting procedures, mergers, acquisitions and divestitures, or any other factors as the Committee may determine. To the extent that a performance objective is based on the price of the Company’s common stock, then in the event of any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, any merger, consolidation, spin-off, reorganization, partial or complete liquidation or other distribution of assets (other than a normal cash dividend), issuance of rights or warrants to purchase securities or any other corporate transaction having an effect similar to any of the foregoing, the Committee shall make or provide for such adjustments in such performance objective as the Committee in its sole discretion may in good faith determine to be equitably required in order to prevent dilution or enlargement of the rights of participants.

ARTICLE 11 — TERMINATION OF EMPLOYMENT, BLACKOUT

PERIODS AND CHANGE IN CONTROL

11.1 Termination of Employment. Except as otherwise provided by the Committee, if a Participant ceases to be an Employee, Independent Director or Non-Employee of, or to otherwise perform services for, the Company and its Subsidiaries for any reason (i) all of the Participant’s Options and SARs that were exercisable on the date of such cessation shall remain exercisable for, and shall otherwise terminate at the end of, a period of 90 days after the date of such cessation, but in no event after the expiration date of the Options or SARs, (ii) all of the Participant’s Options and SARs that were not exercisable on the date of such cessation shall be forfeited immediately upon such cessation, and (iii) all of the Participant’s Restricted Stock, RSUs, Performance Shares, Performance Units and Other Awards that were not vested

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on the date of such cessation shall be forfeited immediately upon such cessation. The Committee may, in its sole discretion and in such manner as it may from time to time prescribe (including, but not by way of limitation, in granting an Award or in an individual employment agreement, severance plan or individual severance agreement), provide that a Participant shall be eligible for a full or prorated Award in the event of a cessation of the Participant’s service relationship with the Employer. With respect to Awards that are subject to one or more performance objectives, the Committee may, in its sole discretion, provide that any such full or prorated Award will be paid prior to when any or all such performance objectives are certified (or without regard to whether they are certified). The Committee may, in its sole discretion, and to the extent applicable, in accordance with the provisions of Code section 409A, determine (i) whether any leave of absence (including short-term or long-term disability or medical leave) shall constitute a termination of employment for purposes of this Plan, and (ii) the impact, if any, of any such leave on outstanding Awards under the Plan.

11.2 Special Rule for Company Blackout Periods. The Company has established a securities trading policy (the “Policy”) relative to disclosure and trading on inside information as described in the Policy. Under the Policy, certain Employees and Independent Directors of the Company are prohibited from trading stock or other securities of the Company during certain “blackout periods” as described in the Policy. If, under the above provisions or the terms of the applicable Agreement, the last date on which an Option or SAR can be exercised falls within a blackout period imposed by the Policy, the applicable exercise period shall automatically be extended by this Section 11.2 by a number of days equal to the number of United States business days that the applicable blackout period is in effect. The Committee shall interpret and apply the extension automatically provided by the preceding sentence to ensure that in no event shall the term of any Option or SAR expire during an imposed blackout period. Such extension will apply only if at the beginning of such period, the per share Fair Market Value of Common Stock exceeds the per share exercise price of such Option or SAR.

11.3 Change in Control. The Committee may, in its sole discretion and in such manner as it may from time to time prescribe (including, but not by way of limitation, in granting an Award or in an individual employment agreement, severance plan or individual severance agreement), provide that any time-based vesting requirement applicable to an Award shall be deemed satisfied in full in the event that both a Change in Control and a cessation of the Participant’s service relationship with the Employer occurs or if the surviving entity in such Change in Control does not assume or replace the Award in the Change in Control. With respect to an Award that is subject to one or more performance objectives, the Committee may, in its sole discretion, provide that in the event of a Change in Control, (i) achievement of such performance objective shall be determined as of the effective date of the Change in Control, or (ii) such performance objective shall be deemed achieved at the target level of performance.

ARTICLE 12 — BENEFICIARY DESIGNATION

To the extent permitted by the Committee, each Participant may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any vested but unpaid Award is to be paid in case of the Participant’s death. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company or its designee during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s spouse, and if the Participant has no surviving spouse, to the Participant’s estate.

ARTICLE 13 — DEFERRALS

The Committee may permit a Participant to defer such Participant’s receipt of the payment of cash or the delivery of shares that would otherwise be due to such Participant by virtue of the lapse or waiver of restrictions with respect to RSUs and Other Awards, or the satisfaction of any requirements or objectives with respect to Performance Shares and Performance Units. If any such deferral election is permitted or required, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals, which rules and procedures shall comply with Code section 409A. The deferral of Option and SAR gains is prohibited.

ARTICLE 14 — WITHHOLDING TAXES

14.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes, domestic or foreign, required by law

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or regulation to be withheld with respect to any taxable event arising as a result of or in connection with this Plan or any Award.

14.2 Share Withholding. Except as otherwise determined by the Committee or provided in the Agreement corresponding to an Award:

(a)
With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, Restricted Stock Units or Other Awards, upon the achievement of performance objectives related to Performance Shares or Performance Units, or upon any other taxable event arising as a result of or in connection with an Award granted hereunder that is settled in shares of Common Stock, unless other arrangements are made with the consent of the Committee, Participants shall satisfy the withholding requirement by having the Company withhold shares of Common Stock having a Fair Market Value on the date the tax is to be determined equal to not more than the amount necessary to satisfy the Company’s withholding obligations at the minimum statutory withholding rates (or at any greater rate that will not result in adverse accounting or tax treatment, as determined by the Committee). All such withholding arrangements shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

(b)
A Participant may elect to deliver shares of Common Stock to satisfy, in whole or in part, the withholding requirement. Such an election must be made on or before the date the amount of tax to be withheld is determined. Once made, the election shall be irrevocable. The Fair Market Value of the shares to be delivered will be determined as of the date the amount of tax to be withheld is determined. Such delivery must be made subject to the conditions and pursuant to the procedures established by the Committee with respect to the delivery of shares of Common Stock in payment of the corresponding Option Exercise Price.

(c)
A Participant who is classified by the Company as an officer at the time the tax withholding requirement arises with respect to his or her Restricted Stock or, to the extent settled in shares of Common Stock, his or her Restricted Stock Units, Performance Shares, Performance Units, Other Awards, Options or SARs, may elect to satisfy such withholding requirement by delivering payment of the tax required to be withheld in cash or by check on the date on which the amount of tax to be withheld is determined. Once made, the election shall be irrevocable.

ARTICLE 15 — AMENDMENT AND TERMINATION

15.1 Amendment or Termination of Plan. The Board or the Committee may at any time terminate and from time to time amend the Plan in whole or in part, but no such action shall materially adversely affect any rights or obligations with respect to any Awards previously granted under the Plan, unless such action is required by applicable law or any listing standards applicable to the Common Stock or the affected Participants consent in writing. To the extent required by Code section 422, other applicable law, and/or any such listing standards, no amendment shall be effective unless approved by the shareholders of the Company.

15.2 Amendment of Agreement. The Committee may, at any time, amend outstanding Agreements in a manner not inconsistent with the terms of the Plan; provided, however, except as provided in Sections 15.3 and 15.4, if such amendment is materially adverse to the Participant, as determined by the Committee, the amendment shall not be effective unless and until the Participant consents, in writing, to such amendment. To the extent not inconsistent with the terms of the Plan, the Committee may, at any time, amend an outstanding Agreement in a manner that is not unfavorable to the Participant without the consent of such Participant. Except for adjustments as provided in Sections 4.3 or in connection with a Change in Control , the terms of outstanding awards may not be amended to reduce the exercise price of outstanding Awards or cancel outstanding Options or SARs with per share exercise prices that are more than the Fair Market Value at the time of such cancellation in exchange for cash, other awards, or Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs without shareholder approval.

15.3 Cancellation of Awards for Detrimental Activity. The Committee may provide in the applicable Agreement or a separate policy that if a Participant engages in detrimental activity, as defined in such Agreement or separate policy, the Committee may, notwithstanding any other provision in this Plan to the contrary, cancel, rescind, suspend, withhold or otherwise restrict or limit any unexpired, unexercised, unpaid or deferred Award as of the first date the Participant engages in the detrimental activity, unless sooner terminated by operation of another term of this Plan or any other agreement. Without limiting the generality of the foregoing, the Agreement or separate policy may also provide that if the Participant exercises an Option or SAR, receives an RSU, Performance Share, Performance Unit or Other Award payout, or

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receives or vests in shares of Common Stock under an Award at any time during the time specified in such Agreement or separate policy, the Participant shall be required to pay to the Company the excess of the then fair market value of the shares that were received with respect to the Award (or if the Participant previously disposed of such shares, the fair market value of such shares at the time of the disposition) over the total price paid by the Participant for such shares.

15.4 Assumption or Cancellation of Awards Upon a Corporate Transaction.

(a)
In the event of a sale of all or substantially all of the assets or stock of the Company, the merger of the Company with or into another corporation such that shareholders of the Company immediately prior to the merger exchange their shares of stock in the Company for cash and/or shares of another entity or any other corporate transaction to which the Committee deems this provision applicable (any such event is referred to as a “Corporate Transaction”), the Committee may, in its discretion, cause each Award to be assumed or for an equivalent Award to be substituted by the successor corporation or a parent or subsidiary of such successor corporation and adjusted as appropriate).

(b)
In addition or in the alternative, the Committee, in its discretion, may cancel all or certain types of outstanding Awards at or immediately prior to the time of the Corporate Transaction provided that the Committee either (i) provides that the Participant is entitled to a payment (in cash or shares) equal to the value of the portion of the Award that would be vested upon the Corporate Transaction, as determined below and to the extent there is any such value, or (ii) at least 15 days prior to the Corporate Transaction (or, if not feasible to provide 15 days’ notice, within a reasonable period prior to the Corporate Transaction), notifies the Participant that, subject to rescission if the Corporate Transaction is not successfully completed within a certain period, the Award will be terminated and, if the Award is an Option, SAR or similar right, provides the Participant the right to exercise the portion of the Option, SAR or similar right that would be vested upon the Corporate Transaction prior to the Corporate Transaction.

(c)
For purposes of this provision, the value of the Award that would be vested upon the Corporate Transaction shall be measured as of the date of the Corporate Transaction and shall equal the value of the cash, shares or other property that would be payable to the Participant for such vested Award (or, if the Award is an Option, SAR or similar right, upon exercise of the vested Award) less the amount of any payment required to be tendered by the Participant upon such exercise). The Committee may adopt such valuation methodologies for outstanding Awards as it deems reasonable in the event of a cash settlement and, in the case of Options, SARs or similar rights, but without limitation on other methodologies, may base such settlement solely upon the excess (if any) of the per share amount payable upon or in respect of such event over the exercise price of such Option, SAR or similar right and may cancel each Option, SAR or similar right with an exercise price greater than the per share amount payable upon or in respect of such event without any payment to the person holding such Option, SAR or similar right. For example, under this provision, in connection with a Corporate Transaction, the Committee can cancel all outstanding Options under the Plan in consideration for payment to the holders thereof of an amount equal to the portion of the consideration that would have been payable to such holders pursuant to the Corporate Transaction if their vested Options had been fully exercised immediately prior to such Corporate Transaction, less the aggregate Option Exercise Price that would have been payable therefor, or if the amount that would have been payable to the Option holders pursuant to such Corporate Transaction if their vested Options had been fully exercised immediately prior thereto would be less than the aggregate Option Exercise Price that would have been payable therefor, the Committee can cancel any or all such Options for no consideration or payment of any kind. Payment of any amount payable pursuant to this cancellation provision may be made in cash or, in the event that the consideration to be received in such transaction includes securities or other property, in cash and/or securities or other property in the Committee’s discretion.

(d)
Any actions taken under this Section 15.4 shall be valid with respect to a 409A Award only to the extent that such action complies with Code section 409A.

ARTICLE 16 — MISCELLANEOUS PROVISIONS

16.1 Restrictions on Shares. If the Committee determines that the listing, registration or qualification upon any securities exchange or under any law of shares subject to any Award is necessary or desirable as a condition of, or in connection with, the granting of same or the issue or purchase of Shares thereunder, no such Award may be exercised in whole or in part (as applicable), no such Award may be paid out (as applicable) and no shares may be issued pursuant to such Award (as applicable) unless such listing, registration or qualification is effected free of any conditions not acceptable to the Committee. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any listing standards applicable to the Common Stock and any applicable

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federal or state laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. In making such determination, the Committee may rely upon an opinion of counsel for the Company.

Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any shares under the Plan or make any other distribution of the benefits under the Plan unless such delivery or distribution would comply with all applicable state, federal and foreign laws (including, without limitation and if applicable, the requirements of the Securities Act of 1933), and any applicable requirements of any securities exchange or similar entity.

16.2 Rights of a Shareholder. Except as provided otherwise in the Plan or in an Agreement, no Participant awarded an Option, SAR, RSU, Performance Share, Performance Unit or Other Award shall have any right as a shareholder with respect to any shares covered by such Award prior to the date of issuance to him or her or his or her delegate of a certificate or certificates for such shares or the date the Participant’s name is registered on the Company’s books as the shareholders of record with respect to such shares.

16.3 Transferability. No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than upon the Participant’s death, to a beneficiary in accordance with Article 12 or by will or the laws of descent and distribution. A Participant who is an officer, including but not limited to a Participant with the title Vice President, Senior Vice President, Executive Vice President, President or Chief Executive Officer of the Company (collectively “Officer”), or an Independent Director may transfer NSOs to a Permitted Transferee in accordance with procedures approved by the Committee. Except for a transfer of NSOs by an Officer or Independent Director to a Permitted Transferee, unless the Committee determines otherwise consistent with securities and other applicable laws, rules and regulations, (i) no Award granted under the Plan shall be sold, transferred, pledged, assigned or otherwise alienated or hypothecated by a Participant other than upon the Participant’s death, to a beneficiary in accordance with Article 12 or by will or the laws of descent and distribution, and (ii) each Option and SAR outstanding to a Participant may be exercised during the Participant’s lifetime only by the Participant or his or her guardian or legal representative (provided that Incentive Stock Options may be exercised by such guardian or legal representative only if permitted by the Code and any regulations promulgated thereunder). In the event of a transfer to a Permitted Transferee as permitted under this Section 16.3 or by the Committee, appropriate evidence of any transfer to the Permitted Transferee shall be delivered to the Company at its principal executive office. If all or part of an Award is transferred to a Permitted Transferee, the Permitted Transferee’s rights thereunder shall be subject to the same restrictions and limitations with respect to the Award as the Participant. For the avoidance of doubt, any permitted transfer of an Award will be without payment of consideration by the Permitted Transferee.

16.4 No Fractional Shares. Unless provided otherwise in the Agreement applicable to an Award, no fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award and any fractional share otherwise payable pursuant to an Award shall be forfeited.

16.5 No Implied Rights. Nothing in the Plan or any Agreement shall confer upon any Participant any right to continue in the employ or service of the Employer, or to serve as an Independent Director thereof, or interfere in any way with the right of the Employer to terminate the Participant’s employment or other service relationship at any time and for any reason. Unless otherwise determined by the Committee, no Award granted under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan, severance program, or other arrangement of the Employer for the benefit of its employees. No Participant shall have any claim to an Award until it is actually granted under the Plan. An Award of any type made in any one year to an eligible Participant shall neither guarantee nor preclude a further grant of that or any other type of Award to such Participant in that year or any subsequent year. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall, except as otherwise provided by the Committee, be no greater than the right of an unsecured general creditor of the Company.

16.6 Transfer of Employee. The transfer of an Employee from the Company to a Subsidiary, from a Subsidiary to the Company, or from one Subsidiary to another shall not be considered a termination of employment; nor shall it be considered a termination of employment if an Employee is placed on military, disability or sick leave or such other leave of absence which is considered by the Committee as continuing intact the employment relationship. If an Employee’s employment or other service relationship is with a Subsidiary and that entity ceases to be a Subsidiary of the Company, a termination of employment shall be deemed to have occurred when the entity ceases to be a Subsidiary unless the Employee transfers his or her employment or other service relationship to the Company or its remaining Subsidiaries.

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16.7 Expenses of the Plan. The expenses of the Plan shall be borne by the Company. The Company shall not be required to establish any special or separate fund or make any other segregation of assets to assume the payment of any Award under the Plan.

16.8 Compliance with Laws. The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any United States government or regulatory agency as may be required. It is the intent of the Company that the awards made hereunder comply in all respects with Rule 16b-3 under the Exchange Act and that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention. Any provision herein relating to compliance with Rule 16b-3 under the Exchange Act shall not be applicable with respect to participation in the Plan by Participants who are not Insiders.

16.9 Recoupment/Clawback. All Awards are subject to recoupment in accordance with the Company’s recoupment, clawback and/or recovery policies in effect from time to time. In addition, the Committee may include such recoupment, clawback and/or recovery provisions in an Agreement as the Committee determines necessary or appropriate, including but not limited to a reacquisition right with respect to shares of Common Stock issued pursuant to Awards under the Plan.

16.10 Whistleblower Protection. Nothing contained in this Plan or any Agreement (i) shall be deemed to prohibit any Participant from responding to a subpoena or order of a court or other governmental authority to testify or give evidence or engaging in conduct otherwise protected by the Sarbanes-Oxley Act; (ii) shall be deemed to prohibit any Participant from providing truthful information in good faith to any federal, state, or local governmental body, agency, or official investigating an alleged violation of any antidiscrimination or other employment-related law or otherwise gathering information or evidence pursuant to any official investigation, hearing, trial, or proceeding;

(iii)
is intended in any way to intimidate, coerce, deter, persuade, or compensate any Participant with respect to providing, withholding, or restricting any communication whatsoever to the extent prohibited under 18 U.S.C. §§ 201, 1503, or 1512 or under any similar or related provision of state or federal law; and (iv) is intended to require any Participant to provide notice to the Employer or its attorneys before reporting any possible violations of federal law or regulation to any governmental agency or entity (“Whistleblower Disclosures”) or to provide notice to the Employer or its attorneys after any Participant has made any such Whistleblower Disclosures.

16.11 Successors. The terms of the Plan and outstanding Awards shall be binding upon the Company and its successors and assigns.

16.12 Tax Elections. Each Participant agrees to give the Committee prompt written notice of any election made by such Participant under Code section 83(b) or any similar provision thereof. Notwithstanding the preceding sentence, the Committee may condition any award on the Participant’s not making an election under Code section 83(b).

16.13 Uncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of shares of Common Stock, the transfer of such shares may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange on which shares of Common Stock are traded.

16.14 Compliance With Code Section 409A.At all times, this Plan shall be interpreted and operated (i) with respect to 409A Awards in accordance with the requirements of Code section 409A, and (ii) to maintain the exemptions from Code section 409A of Options, SARs and Restricted Stock and any Awards designed to meet the short-term deferral exception under Code section 409A. To the extent there is a conflict between the provisions of the Plan relating to compliance with Code section 409A and the provisions of any Agreement issued under the Plan, the provisions of the Plan control. Moreover, any discretionary authority that the Committee may have pursuant to the Plan shall not be applicable to a 409A Award to the extent such discretionary authority would conflict with Code section 409A. In addition, to the extent required to avoid a violation of the applicable rules under Code section 409A by reason of Code section 409A(a)(2)(B)(i), any payment under an Award shall be delayed until the earliest date of payment that will result in compliance with the rules of Code section 409A(a)(2)(B)(i) (regarding the required six-month delay for distributions to specified employees that are related to a separation from service). To the extent that the Plan or a 409A Award provides for payment upon the recipient’s termination of employment as an Employee or cessation of service as an Independent Director or Non-Employee, the 409A Award shall be deemed to require payment upon the individual’s “separation from service” within the meaning of Code section 409A. To the extent any provision of this Plan or an Agreement would cause a payment of a 409A Award to be made because of the occurrence of a Change in Control, then such payment shall not be made unless such Change in Control also constitutes a “change in ownership”, “change in effective control” or “change in

•••

ownership of a substantial portion of the Company’s assets” within the meaning of Code section 409A. Any payment that would have been made except for the application of the preceding sentence shall be made in accordance with the payment schedule that would have applied in the absence of a change in control. To the extent that this Plan or a 409A Award provides for payment upon the recipient’s Disability, then such payment shall not be made unless the recipient’s Disability also constitutes disability within the meaning of Code section 409A(a)(2)(C). Any payment that would have been made except for the application of the preceding sentence shall be made in accordance with the payment schedule that would have applied in the absence of a Disability (and other Participant rights that are tied to a Disability, such as vesting, shall not be affected by the prior sentence). Any payment that would have been made except for the application of the preceding sentence shall be made in accordance with the payment schedule that would have applied in the absence of a Disability. To the extent an Award is a 409A Award and is subject to a substantial risk of forfeiture within the meaning of Code section 409A (or will be granted upon the satisfaction of a condition that constitutes such a substantial risk of forfeiture), any compensation due under the Award (or pursuant to a commitment to grant an Award) shall be paid in full not later than the 60th day following the date on which there is no longer such a substantial risk of forfeiture with respect to the Award (and the Participant shall have no right to designate the year of the payment), unless the Committee shall clearly and expressly provide otherwise at the time of granting the Award. In the event that an Award shall be deemed not to comply with Code section 409A, then neither the Company, the Board, the Committee nor its or their designees or agents, nor any of their affiliates, assigns or successors (each a “protected party”) shall be liable to any Award recipient or other person for actions, inactions, decisions, indecisions or any other role in relation to the Plan by a protected party if made or undertaken in good faith or in reliance on the advice of counsel (who may be counsel for the Company), or made or undertaken by someone other than a protected party.

16.15 Legal Construction.

(a)
If any provision of this Plan or an Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Agreement under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Agreement, it shall be stricken and the remainder of the Plan or the Agreement shall remain in full force and effect.

(b)
Where the context admits, words in any gender shall include the other gender, words in the singular shall include the plural and words in the plural shall include the singular.

(c)
To the extent not preempted by federal law, the Plan and all Agreements hereunder shall be construed in accordance with and governed by the laws of the State of Florida, without giving effect to any choice of law provisions. Unless otherwise provided in the applicable Agreement, the recipient of an Award is deemed to submit to the exclusive jurisdiction and venue of the Federal and state courts of Florida to resolve any and all issues that may arise out of or relate to the Plan or such Agreement.

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SCAN TO VIEW MATERIALS & VOTE 6600 NORTH MILITARY TRAIL BOCA RATON, FL 33496 WE ENCOURAGE YOU TO TAKE ADVANTAGE OF SUBMITTING YOUR PROXY OVER THE INTERNET OR BY TELEPHONE. BOTH OPTIONS ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK. VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and to view our proxy materials until 11:59 P.M., Eastern Time, on [TBD], 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/ODP2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M., Eastern Time, on [TBD], 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If you submit your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V64699-P25582 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY THE ODP CORPORATION THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" PROPOSALS 1, 2, 3, 4, AND 5. 1. Elect eight (8) members of The ODP Corporation Board of Directors named in, and for the term, described in the Proxy Statement; Nominees: For Against Abstain For Against Abstain 2. To ratify the appointment of Deloitte & Touche LLP as 1a. Quincy L. Allen 1b. Kristin A. Campbell 1c. Cynthia T. Jamison 1d. Evan Levitt 1e. Shashank Samant 1f. Amy Schioldager 1g. Wendy L. Schoppert 1h. Gerry P. Smith The ODP Corporation's independent registered public accounting firm for fiscal year 2025; 3. To approve, in a non-binding, advisory vote, The ODP Corporation's executive compensation; 4. To approve an amendment to the Amended and Restated Certificate of Incorporation to provide for officer exculpation; 5. To approve an amendment to The ODP Corporation 2021 Long-Term Incentive Plan; and Other Matters: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof. The undersigned acknowledge(s) receipt prior to the execution of this proxy of a notice of Annual Meeting of Shareholders and a proxy statement dated [TBD], 2025. Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation or partnership, please sign in full corporate name or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Shareholders Meeting To Be Held on [TBD], 2025: The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com. V64700-P25582 THE ODP CORPORATION 6600 NORTH MILITARY TRAIL BOCA RATON, FL 33496 PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE ODP CORPORATION The undersigned hereby appoint(s) Gerry P. Smith, Adam Haggard, Max Hood and Sarah E. Hlavinka, and each of them, as Proxies, with the power to act without the other and to appoint his or her substitute, and hereby authorize(s) each of them to represent and to vote as designated on the reverse side all the shares of capital stock of The ODP Corporation held of record by the undersigned on [TBD], 2025 at the Annual Meeting of Shareholders of The ODP Corporation to be held virtually by means of a live webcast at www.virtualshareholdermeeting.com/ODP2025 on [TBD], 2025 at 9:00 a.m. Eastern Time, or any postponement or adjournment thereof, with all powers, which the undersigned would possess if present at the Annual Meeting. The undersigned hereby revoke(s) all proxies heretofore given by the undersigned to vote at the Annual Meeting and any adjournments or postponements thereof. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED "FOR" PROPOSALS 1, 2, 3, 4, AND 5. TO VOTE BY MAIL, MARK, SIGN AND DATE YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. (continued and to be signed on reverse side)